                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        GARTMORE VARIABLE INSURANCE TRUST
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:___________

2)   Aggregate number of securities to which transaction applies:___________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                        GARTMORE VARIABLE INSURANCE TRUST
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

Federated GVIT High Income Bond Fund       Gartmore GVIT Global Health Sciences    Gartmore GVIT Investor Destinations
GVIT Bond Index Fund                       Fund                                    Moderately Conservative Fund
GVIT Enhanced Income Fund                  Gartmore GVIT Global Technology and     Gartmore GVIT Mid Cap Growth Fund
GVIT International Index Fund              Communications Fund                     Gartmore GVIT Money Market Fund II
GVIT International Value Fund              Gartmore GVIT Global Utilities Fund     Gartmore GVIT Money Market Fund
GVIT Mid Cap Index Fund                    Gartmore GVIT Government Bond Fund      Gartmore GVIT Nationwide Fund
GVIT S&P 500 Index Fund                    Gartmore GVIT Growth Fund               Gartmore GVIT Nationwide Leaders Fund
GVIT Small Cap Growth Fund                 Gartmore GVIT International Growth      Gartmore GVIT U.S. Growth Leaders Fund
GVIT Small Cap Index Fund                  Fund                                    Gartmore GVIT Worldwide Leaders Fund
GVIT Small Cap Value Fund                  Gartmore GVIT Investor Destinations     JPMorgan GVIT Balanced Fund
GVIT Small Company Fund                    Aggressive Fund                         Van Kampen GVIT Comstock Value Fund
Gartmore GVIT Developing Markets Fund      Gartmore GVIT Investor Destinations     Van Kampen GVIT Multi Sector Bond Fund
Gartmore GVIT Emerging Markets Fund        Conservative Fund
Gartmore GVIT Global Financial Services    Gartmore GVIT Investor Destinations
Fund                                       Moderate Fund
                                           Gartmore GVIT Investor Destinations
                                           Moderately Aggressive Fund

                        IMPORTANT SHAREHOLDER INFORMATION

     Enclosed  is a Notice,  Proxy  Statement,  and proxy  card(s) for a Special
Meeting of  Shareholders  (the  "Meeting")  relating to the series  listed above
(singly, a "Fund," and collectively, the "Funds") of Gartmore Variable Insurance
Trust (the  "Trust").  The Meeting is scheduled  for April [__],  2007,  at 9:00
a.m., Eastern Time, at 1200 River Road, Suite 1000,  Conshohocken,  Pennsylvania
19428.

     The  Board  of  Trustees  (the  "Board")  of the  Trust is  proposing  that shareholders and owners of variable life insurance  policies or variable annuity contracts entitled to give voting  instructions to the shareholders of the Funds approve, as applicable,  various investment advisory and subadvisory  agreements relating to the operation of the Funds (the  "Proposals").  In  particular,  the
Board is  proposing  that  shareholders  of the Funds  approve a new  investment advisory agreement with Gartmore Mutual Fund Capital Trust ("GMFCT") as a result of the  contemplated  change in control  of GMFCT as  described  in more  detail below.  Additionally,  the Board is also proposing that  shareholders of certain
Funds  approve a new  investment  subadvisory  agreement  with  Gartmore  Morley
Capital Management,  Inc. ("GMCM") and NorthPointe Capital LLC  ("NorthPointe").
Details of these changes and the proposed new investment  advisory agreement and subadvisory  agreements  are included in the  attached  Proxy  Statement.  These
Proposals  are not  expected  to result in a change in the nature and quality of services your Fund receives from any of these investment advisers or subadvisers and will not result in a change in the amount of the  investment  advisory  fees paid by your Fund.

     Proposal 1, 2(A),  2(B), and 3 have been  carefully  reviewed by the Board.
The  Trustees   believe  that  each  Proposal  is  in  the  best   interests  of
shareholders.  The Trustees  recommend  that you vote, as  applicable,  FOR each
Proposal.  Whether  or not you plan to attend  the  Meeting,  please  take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote,  simply  complete the proxy card(s)  enclosed in this package.  Be sure to sign the card(s) before mailing them in the postage-paid  envelope. You also may vote your shares by touch-tone  telephone or through the  Internet.  Simply call the toll-free  number or visit the web site  indicated on your proxy card(s) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your  holdings may be. It is important  that your vote be received no later than [Month/Date,] 2007.

     Shareholders  who  execute  proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly  executed  proxy  bearing a later date or by  attending  the  Meeting and voting in person.

     If you have any  questions  before you vote,  please call  [insert  name of proxy solicitor],  the Trust's proxy agent,  toll-free at [insert phone number].
You may also  receive a telephone  call from one of [name of proxy  solicitor]'s proxy  solicitation  agents  asking you to vote your shares.  Thank you for your participation in this important initiative.

                         Telephone and Internet Voting

For your  convenience,  you also may be able to vote by telephone or through the
Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

                        GARTMORE VARIABLE INSURANCE TRUST
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

Federated GVIT High Income Bond Fund       Gartmore GVIT Global Health Sciences    Gartmore GVIT Investor Destinations
GVIT Bond Index Fund                       Fund                                    Moderately Conservative Fund
GVIT Enhanced Income Fund                  Gartmore GVIT Global Technology and     Gartmore GVIT Mid Cap Growth Fund
GVIT International Index Fund              Communications Fund                     Gartmore GVIT Money Market Fund II
GVIT International Value Fund              Gartmore GVIT Global Utilities Fund     Gartmore GVIT Money Market Fund
GVIT Mid Cap Index Fund                    Gartmore GVIT Government Bond Fund      Gartmore GVIT Nationwide Fund
GVIT S&P 500 Index Fund                    Gartmore GVIT Growth Fund               Gartmore GVIT Nationwide Leaders Fund
GVIT Small Cap Growth Fund                 Gartmore GVIT International Growth      Gartmore GVIT U.S. Growth Leaders Fund
GVIT Small Cap Index Fund                  Fund                                    Gartmore GVIT Worldwide Leaders Fund
GVIT Small Cap Value Fund                  Gartmore GVIT Investor Destinations     JPMorgan GVIT Balanced Fund
GVIT Small Company Fund                    Aggressive Fund                         Van Kampen GVIT Comstock Value Fund
Gartmore GVIT Developing Markets Fund      Gartmore GVIT Investor Destinations     Van Kampen GVIT Multi Sector Bond Fund
Gartmore GVIT Emerging Markets Fund        Conservative Fund
Gartmore GVIT Global Financial Services    Gartmore GVIT Investor Destinations
Fund                                       Moderate Fund
                                           Gartmore GVIT Investor Destinations
                                           Moderately Aggressive Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders:

     Notice  is  hereby  given  that a  Special  Meeting  of  Shareholders  (the
"Meeting") of the series listed above (singly,  a "Fund," and collectively,  the
"Funds") of Gartmore Variable  Insurance Trust, a Delaware  statutory trust (the
"Trust"),  will be held on April [__], 2007, at 9:00 a.m., Eastern Time, at 1200
River Road,  Suite 1000,  Conshohocken,  Pennsylvania  19428. The purpose of the
Meeting is to consider and act on the following  matters (each, a "Proposal" and collectively, the "Proposals"):

Proposal 1:         To approve an Investment  Advisory Agreement between the new
                    Gartmore  Mutual Fund Capital Trust ("GMFCT") and the Trust,
                    on behalf of each of the  Funds,  except the  Gartmore  GVIT
                    Enhanced Income Fund (the "GMFCT Funds").

Proposal 2(A):      To approve a new Investment  Advisory  Agreement between new
                    GMFCT and the Trust, on behalf of the Gartmore GVIT Enhanced
                    Income Fund (the "GMCM Fund").

Proposal 2(B):      To  approve  a new  Subadvisory  Agreement  by and among new
                    GMFCT,  Gartmore Morley Capital  Management,  Inc. ("GMCM"),
                    and the Trust, on behalf of the GMCM Fund.

Proposal 3:         To  approve  a new  Subadvisory  Agreement  by and among new
                    GMFCT,  NorthPointe  Capital  LLC  ("NorthPointe"),  and the
                    Trust,  on behalf of the  Gartmore  GVIT Mid Cap Growth Fund
                    (the "New NorthPointe Fund").

Proposal 4:         To  consider  and act upon  any  matters  incidental  to the foregoing  and  to  transact  such  other  business  as  may properly  come before the Meeting and at any  adjournment(s)
                    thereof.

     The attached Proxy Statement  provides  additional  information about these
Proposals.  Shareholders  of record of each Fund as of the close of  business on
February 2, 2007 are entitled to notice of and to vote at the Meeting and at any adjournment(s)  or  postponement(s)  thereof  for  the  applicable  Proposal  or
Proposals.  Whether or not you plan to attend the Meeting in person, please vote your shares.

     The persons  named as proxies  will vote in their  discretion  on any other business that may properly come before the Meeting or at any  adjournment(s)  or postponement(s) thereof.

                                           By Order of the Board of Trustees,

                                           /s/ Eric E. Miller
                                           Eric E. Miller, Secretary

                                           February [xx], 2007

YOUR  VOTE  IS   IMPORTANT!   IN  ORDER  TO  AVOID  THE  EXPENSE  OF  ADDITIONAL
SOLICITATIONS,  WE URGE YOU TO COMPLETE,  SIGN,  AND RETURN THE  ENCLOSED  PROXY
CARD(S) OR VOTING  INSTRUCTION FORM AS SOON AS POSSIBLE.  FOR YOUR  CONVENIENCE,
THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS                                                         xx
   Why have I been sent this Proxy Statement?                                 xx
   Why am I being asked to approve a new investment advisory agreement?       xx
   Are there any differences between the original Investment Advisory
      Agreement and the proposed new Investment Advisory Agreement?           xx
   What will happen if there are not enough votes to approve the New
      Agreement?                                                              xx

BACKGROUND                                                                    xx

GENERAL VOTING INFORMATION                                                    xx
   Who is asking for my vote?                                                 xx
   Who is eligible to vote?                                                   xx
   On what issues am I being asked to vote?                                   xx
   How do the Trustees recommend that I vote?                                 xx
   How do I ensure that my vote is accurately recorded?                       xx
   May I revoke my proxy/voting instructions?                                 xx
   How may I get more information about the Trust and the Funds?              xx

COMMON INFORMATION RELATING TO ALL PROPOSALS                                  xx
   Board of Trustees' Considerations                                          xx
   Section 15(f) of the 1940 Act                                              xx
   Shareholder Approval                                                       xx

PROPOSAL 1 -- APPROVAL OF THE INVESTMENT ADVISORY
AGREEMENT BETWEEN THE TRUST AND NEW GMFCT, ON
BEHALF OF THE GMFCT FUNDS                                                     xx
   Background and Description of the Proposal                                 xx
   Information about GMFCT, NWD and Nationwide Financial                      xx
   Comparison of the Original GMFCT Agreement to the New GMFCT
   Agreement                                                                  xx

COMMON INFORMATION RELATING TO PROPOSALS 2(A),
2(B), AND 3                                                                   xx

PROPOSAL 2(A) -- APPROVAL OF INVESTMENT ADVISORY
AGREEMENT BETWEEN THE TRUST AND NEW GMFCT, ON
BEHALF OF THE GMCM FUND                                                       xx
   Background and Description of the Proposal                                 xx
   Information about GMFCT                                                    xx
   Comparison of the Original GMCM Agreement to the New GMCM
   Agreement                                                                  xx

PROPOSAL 2(B) -- APPROVAL OF NEW SUBADVISORY
AGREEMENT BY AND AMONG NEW GMFCT, GMCM, AND THE
TRUST, ON BEHALF OF THE GMCM FUND                                             xx
   Background and Description of the Proposal                                 xx
   Information about GMFCT and GMCM                                           xx
   Key Features of the Agreement                                              xx

PROPOSAL 3 --APPROVAL OF NEW SUBADVISORY AGREEMENT
BY AND AMONG NEW GMFCT, NORTHPOINTE, AND THE TRUST,
ON BEHALF OF THE NEW NORTHPOINTE FUND                                         xx
   Background and Description of the Proposal                                 xx
   Information about GMFCT and NorthPointe                                    xx
   Key Features of the Agreement                                              xx

FURTHER INFORMATION REGARDING THE INVESTMENT
ADVISERS AND OTHER SERVICE PROVIDERS TO THE TRUST                             xx
   The Investment Adviser and Subadvisers                                     xx
   Fund Administration and Transfer Agent                                     xx
   Distributor                                                                xx
   Custodian                                                                  xx

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS                          xx
   Principal Shareholders                                                     xx

FURTHER INFORMATION ABOUT VOTING AND THE MEETING                              xx

EXHIBIT A: Share Information as of February 2, 2007                          A-1
EXHIBIT B: Form of New Investment Advisory Agreement
between the Trust and GMFCT                                                  B-1
EXHIBIT C: Directors and Principal Executive Officers of GMFCT,
NWD, Nationwide Financial, GMCM, NorthPointe, and NSA                        C-1
EXHIBIT D: Investment Advisory Fees                                          D-1
EXHIBIT E: Investment Advisory Fees Paid to GMFCT                            E-1
EXHIBIT F: Form of Subadvisory Agreement among GMFCT,
GMCM, and the Trust                                                          F-1
EXHIBIT G: Subadvisory Fees                                                  G-1
EXHIBIT H: Form of Subadvisory Agreement among GMFCT,
NorthPointe, and the Trust                                                   H-1
EXHIBIT I: Principal Shareholders as of February 2, 2007                     I-1

QUESTIONS AND ANSWERS

Why have I been sent this Proxy Statement?

     You have been sent this Proxy Statement  because you have the right to vote on important  Proposals  concerning your investment in one or more of the Funds.
In general,  you are voting on a Proposal to approve a new  investment  advisory agreement,  and if you are a  shareholder  of  certain  Funds,  to approve a new subadvisory  agreement  (collectively,  the "New  Agreements" and separately and respectively,  "Investment Advisory Agreement" and "Subadvisory Agreement").  If
approved,   the  New  Agreements  will  supersede  the  corresponding   original
agreements, as applicable ("Original Agreements"), for the Funds.

     On February [1], 2007,  Nationwide  Financial Services,  Inc.  ("Nationwide
Financial")  and  Nationwide  Corporation  ("NWC")  entered  into  a  definitive
Purchase  Agreement  whereby  Nationwide  Financial  will  acquire  from NWC the
"retail  asset  management  subsidiaries"  of NWD  Investment  Management,  Inc.
("NWD"),  which includes Gartmore Mutual Fund Capital Trust ("GMFCT"),  Gartmore
Distribution  Services,  Inc.  ("GDSI") and  Gartmore  Investor  Services,  Inc.
("GISI").  The sale,  which is  anticipated to close on or about April 30, 2007, will have the effect of immediately terminating the existing investment advisory agreements and all subadvisory  agreements for the Funds, as GMFCT is a party to
each  of  the  Funds'  subadvisory  agreements.  In  addition,   certain  Funds'
investment subadvisory  arrangements are proposed to be restructured as a result of the sale of the retail  asset  management  business  as  discussed  in detail below.  Accordingly,  you have  been sent this  Proxy  Statement  to vote on the aforementioned New Agreements.

     If your Fund has a subadvisory  agreement by and among the Trust, on behalf of your Fund,  GMFCT, and one or more  unaffiliated  subadvisers  ("Unaffiliated
Subadvisers"), the subadvisory agreement will also terminate upon the closing of the sale of GMFCT. Accordingly,  GMFCT has recommended and, on January 11, 2007, the Board of Trustees (the "Board") of Gartmore  Variable  Insurance  Trust (the
"Trust") approved, new subadvisory agreements with each Unaffiliated  Subadviser to take effect  immediately upon the change of control of GMFCT. Each respective new subadvisory  agreement with an Unaffiliated  Subadviser will be identical in all  material  respects to the  current  subadvisory  agreement  except that new
GMFCT,  rather  than  current  GMFCT,  will be a party to each such  subadvisory agreement with an Unaffiliated Subadviser. The Funds are permitted to enter into these  subadvisory  agreements  with  the  Unaffiliated  Subadvisers  under  the conditions of an exemptive order issued by the Staff of the U.S.  Securities and
Exchange  Commission ("SEC") to the Funds, which permits the hiring (and firing)
of unaffiliated  subadvisers,  with Board approval, but not shareholder approval
(the "Manager of Managers  Order").  You will,  however,  receive  notice of the approval of any new subadvisory  agreement with the Unaffiliated  Subadviser for your  Fund  within  90 days  after  the  effectiveness  of such new  subadvisory agreement.

     The Board  approved the New  Agreements at its January 11, 2007 meeting and voted at its February 2, 2007 meeting to submit the New  Agreements to a vote of the  Funds'  shareholders  (the  "Proposals").  The  Board  recommends  that the shareholders of the Funds vote to approve the New Agreements, as applicable. The various  factors  that the Board  considered  in making this  determination  are described in the Proxy Statement.

     As a shareholder  of one or more of the Funds,  you are entitled to vote on the  Proposal(s) as it relates to each Fund in which you own shares.  This Proxy
Statement  provides you with  information  regarding the  Proposal(s) for you to consider before casting your vote.

Why am I being asked to approve the New Agreements?

     The Trust is an investment  company registered under the Investment Company
Act of 1940, as amended (the "1940 Act"),  which  requires that a new investment advisory agreement (or subadvisory agreement,  with exceptions for any exemptive relief  provided  by the SEC) must be  approved  by a  majority  of each  Fund's outstanding  voting  securities.  Additionally,  the 1940 Act requires  that any investment  advisory  agreement  initially  approved for an  investment  company terminate  automatically  if the  investment  adviser  experiences a significant change in ownership.  Due to the change in ownership of GMFCT as described  more fully below,  these provisions have the current overall effect,  as discussed in the  Proposals,  of  requiring  that  shareholders  of the Funds vote on the New
Agreements.  The provisions are designed to ensure that  shareholders have a say in the company or persons that own, control and manage the investment adviser of their Fund.

Are there any differences between the Original Agreements and New Agreements?

     The key features of the Original  Agreements and the New Agreements for the
Funds except the GMCM Fund with regard to the Subadvisory  Agreement and the New
NorthPointe  Fund, which were not previously  subject to an Original  Agreement, are described in the Proxy  Statement.  Your approval of the New Agreements will not increase the overall  management  fees or expenses of the Funds,  and is not expected  to change the level,  nature or quality of  services  provided  to the
Funds.

     1. New vs. Original Investment Advisory Agreement

     The new  Investment  Advisory  Agreement  between  the Trust and GMFCT,  on behalf of the Funds,  is  identical  in all  material  respects to the  Original
Agreements,  except  with  respect to the GMCM  Fund.  If  approved,  GMFCT will replace  GMCM as the  GMCM  Fund's  investment  adviser.  Under a  separate  new
Subadvisory Agreement,  GMCM will act as the GMCM Fund's subadviser and the same portfolio  managers who currently  manage the GMCM Fund are expected to continue to manage the Fund in the same manner as the GMCM Fund is currently managed.

     2. New Subadvisory Agreements

     The GMCM Fund and New NorthPointe  Fund were not previously  subject to any
subadvisory  agreement.   Therefore,   for  these  Funds,  the  new  Subadvisory
Agreements provide for a different investment  management  structure,  which the
Board  has  unanimously  agreed  to be in  these  Funds'  best  interests.  As a practical  matter,  however,  it  is  anticipated  that  under  the  Subadvisory
Agreements,  day to day management of these Funds'  investments will continue to be provided by the same portfolio managers who currently manage such Funds under the Original Agreements. However, the portfolio managers will now be employed by
GMCM and NorthPointe,  as applicable.  General oversight of the subadvisers will be performed by GMFCT as each such Fund's investment adviser.

What will happen if there are not enough votes to approve the New Agreements?

     It is important that shareholders  complete and return signed proxy card(s)
no later  than  [Month/Date,  2007] to  ensure  that  there is a quorum  for the
Meeting. If we do not receive your proxy card(s) after several weeks, you may be contacted by officers of the Trust or GMFCT or by our proxy solicitor,  who will remind  you to vote your  shares and help you return  your  proxy.  If we do not receive  sufficient  votes to approve the New Agreements  for the Funds,  we may adjourn the Meeting to a later date so that we can continue to seek more votes.

                        GARTMORE VARIABLE INSURANCE TRUST
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

Federated GVIT High Income Bond Fund       Gartmore GVIT Global Health Sciences    Gartmore GVIT Investor Destinations
GVIT Bond Index Fund                       Fund                                    Moderately Conservative Fund
GVIT Enhanced Income Fund                  Gartmore GVIT Global Technology and     Gartmore GVIT Mid Cap Growth Fund
GVIT International Index Fund              Communications Fund                     Gartmore GVIT Money Market Fund II
GVIT International Value Fund              Gartmore GVIT Global Utilities Fund     Gartmore GVIT Money Market Fund
GVIT Mid Cap Index Fund                    Gartmore GVIT Government Bond Fund      Gartmore GVIT Nationwide Fund
GVIT S&P 500 Index Fund                    Gartmore GVIT Growth Fund               Gartmore GVIT Nationwide Leaders Fund
GVIT Small Cap Growth Fund                 Gartmore GVIT International Growth      Gartmore GVIT U.S. Growth Leaders Fund
GVIT Small Cap Index Fund                  Fund                                    Gartmore GVIT Worldwide Leaders Fund
GVIT Small Cap Value Fund                  Gartmore GVIT Investor Destinations     JPMorgan GVIT Balanced Fund
GVIT Small Company Fund                    Aggressive Fund                         Van Kampen GVIT Comstock Value Fund
Gartmore GVIT Developing Markets Fund      Gartmore GVIT Investor Destinations     Van Kampen GVIT Multi Sector Bond Fund
Gartmore GVIT Emerging Markets Fund        Conservative Fund
Gartmore GVIT Global Financial Services    Gartmore GVIT Investor Destinations
Fund                                       Moderate Fund
                                           Gartmore GVIT Investor Destinations
                                           Moderately Aggressive Fund

                                 PROXY STATEMENT

BACKGROUND

     Nationwide Mutual Insurance Company  ("Nationwide  Mutual") is the indirect and ultimate parent of NWD Investments,  Inc. ("NWD"),  formerly Gartmore Global
Investments,  Inc., and NWD's subsidiaries  including:  (1) Gartmore Mutual Fund
Capital Trust ("GMFCT") and Gartmore Morley Capital  Management,  Inc. ("GMCM"),
each an investment  adviser to one or more of the series listed above (singly, a
"Fund,"  and  collectively,  the  "Funds");  and  (2)  NorthPointe  Capital  LLC
("NorthPointe"), a proposed subadviser.

     On February [1], 2007,  Nationwide  Financial Services,  Inc.  ("Nationwide
Financial")  and  Nationwide  Corporation  ("NWC")  entered  into  a  definitive
Purchase Agreement (the "Transaction  Agreement")  whereby Nationwide  Financial will acquire NWD's "retail asset management subsidiaries," specifically,  GMFCT,
GDSI,  and  Gartmore  Distribution  Services,   Inc.  ("GISI"),  from  NWC  (the
"Transaction").

     Under the terms of the Transaction Agreement, Nationwide Financial will pay
[$225  million]  in cash,  plus an amount  equal to the  tangible  shareholders'
equity on the balance  sheet at closing to NWC for the retail  asset  management mutual fund service  providers of NWD. The Transaction is presently  expected to close on or about [April 30, 2007].  The closing of the Transaction  will result in a  change  of  control  of each of  NWD's  retail  asset  management  service providers  and thus may be  deemed an  "assignment,"  which  will  result in the immediate  termination of each current GMFCT and GMCM,  advisory  agreement with any Fund. In addition,  certain Funds' investment  subadvisory  arrangements are proposed  to be  restructured  as a  result  of  the  Transaction.  Accordingly, shareholders  of each  Fund,  as  applicable,  are  being  asked  to vote on the following:  (1) the proposed new investment advisory agreement between GMFCT and the Gartmore Variable Insurance Trust (the "Trust"),  on behalf of each Fund for which  GMFCT  currently  serves as  adviser,  as well as for the  Gartmore  GVIT
Enhanced Income Fund, for which GMCM currently serves as adviser; (2) a proposed new investment subadvisory agreement by and among GMFCT, GMCM, and the Trust, on behalf of the  Gartmore  GVIT  Enhanced  Income  Fund;  and (3) a  proposed  new investment subadvisory agreement by and among GMFCT, NorthPointe, and the Trust, on behalf of the Gartmore GVIT Mid Cap Growth Fund.

     Nationwide  Financial  has  informed  Nationwide  Mutual,   however,   that
Nationwide  Financial  does not intend to  acquire  NWD's  "institutional  asset management subsidiaries," including, GMCM, NorthPointe,  and Gartmore SA Capital
Trust  ("GSACT")  (the  "Institutional  Advisers").  Each  of the  Institutional
Advisers, in addition to serving as an investment adviser to NWD's institutional investors, also serves (or is proposed to serve) as a subadviser or, in the case of GSACT, currently serves as fund administrator, to one or more of the Funds.

     Consequently,  Nationwide Mutual is seeking unaffiliated purchasers for the
Institutional Advisers who will agree to employ those portfolio managers of GMCM and NorthPointe that currently  provide  portfolio  management  services to your
Fund. In the case of NorthPointe,  rather than being acquired by an unaffiliated purchaser,  it also may be acquired by its current management,  who collectively own a minority interest in NorthPointe. Nationwide Mutual has informed the Board of Trustees (the "Board") of the Trust that Nationwide Mutual's reason for doing so is to seek to ensure that the same  portfolio  managers who currently  manage your Funds  before any such sale will  continue to do so  following  the sale of
GMCM and  NorthPointe to one or more  unaffiliated  investment  advisory  firms.
Nationwide  Mutual  has also  represented  to the Board that  Nationwide  Mutual intends  for each Fund to be managed in the same  manner it is  currently  being managed with the same  investment  objective  and principal  strategies,  and to receive  the same  nature  and  quality  of  services  each such Fund  currently receives at the same fees.

     Additionally,  before  Nationwide  Mutual sells GSACT which, in addition to serving  as each  Fund's  administrator,  is also an SEC  registered  investment adviser to NWD's institutional clients, Nationwide Mutual plans to ask the Board to approve the transfer of all of GSACT's fund  administration  responsibilities and the personnel who  currently  perform such services for the Funds,  to GISI, which currently  serves as the Funds'  transfer  agent.  Following such proposed transfer,  if  approved  by  the  Board,  GISI  will  serve  as  both  the  fund administrator and transfer agent to all of the Funds after the Transaction.  NWD has  represented  to the  Board  that it  intends  that the same  personnel  who currently  provide fund  administration  and/or  transfer agency services to the
Funds will  continue  to do so at the same level of service and at the same fees as GISI and GSACT receive under the current  agreements with the Trust on behalf of each Fund.

     Nationwide  Mutual  has  informed  the Board  that  these  new  Subadvisory
Agreements  with  each of the  respective  Institutional  Advisers  will  better position  Nationwide Mutual to effect a sale of any such  Institutional  Adviser smoothly  and  expeditiously,  and is intended to ensure that the  provision  of subadvisory and administration  services provided by the Institutional  Advisers to  any  Fund  are  not  disrupted.  Should  the  sale  of one  or  more  of the
Institutional  Advisers be  accomplished,  all of such  Institutional  Adviser's investment  subadvisory  agreements will terminate  immediately  upon closing of such  sale.  GMFCT has  informed  the Board that  GMFCT  intends to  immediately recommend the Board rehire such Institutional  Adviser, under its new ownership, to  continue  to serve  the  Funds  that each  Institutional  Adviser  currently manages.  GMFCT has  informed  the Board it intends to do so in  reliance on the
Funds'  exemptive order issued by the SEC, which permits the hiring (and firing)
of unaffiliated  subadvisers,  with Board,  but not  shareholder,  approval (the
"Manager of Managers Order").  If any such Institutional  Adviser's successor is hired as a subadviser to your Fund, you will receive an  Information  Statement, as required  under the  conditions  and terms of the  Manager of Managers  Order within 90 days of such hiring.

GENERAL VOTING INFORMATION

Who is asking for my vote?

     This Proxy Statement is being furnished in connection with the solicitation of  proxies  by the Board to be used in  connection  with a Special  Meeting  of
Shareholders  (the "Meeting") of the Funds listed above to be held at 9:00 a.m.,
Eastern Time, on April [__],  2007. The Meeting will be conducted at the Trust's
principal   executive   offices   located  at  1200  River  Road,   Suite  1000,
Conshohocken, Pennsylvania 19428.

     This  Proxy  Statement  is also  being  furnished  in  connection  with the solicitation of voting  instructions  by Nationwide  Life Insurance  Company and
Nationwide Life and Annuity Insurance Company (collectively,  "Nationwide Life")
from  owners of  certain  variable  annuity  contracts  and  variable  insurance policies  (collectively,  "variable contracts") having contract values allocated to a subaccount of a Nationwide Life separate  account invested in shares of the
Funds.

Who is eligible to vote?

     The Board has fixed the close of  business  on  February  2,  2007,  as the record date (the "Record Date") for the  determination  of  shareholders  of the
Trust entitled to notice of and to vote at the Meeting.  Shareholders  of record on the Record Date are  entitled to one vote for each share and a  proportionate fractional  vote  for any  fraction  of a share as to each  issue on which  such shareholders  are entitled to vote.  In addition,  variable  contract  owners of record on the Record Date have the right to instruct  Nationwide  Life as to the manner in which the Fund shares  attributable to their variable contracts should be voted.  Exhibit A to this Proxy  Statement sets forth the number of shares of beneficial interest of each of the Funds which were outstanding as of the Record
Date and, therefore, are entitled to vote at the Meeting.

     This Proxy Statement,  Notice of Special Meeting, proxy card(s), and voting instruction forms were first mailed to shareholders and variable contract owners on or about February [xx], 2007.

     For  purposes  of this  Proxy  Statement,  the  terms  "you,"  "your,"  and
"shareholder"  refer to both  variable  contract  owners who invest in the Funds through their variable contracts as well as Nationwide Life and the other direct shareholders of the Funds.

On what issues am I being asked to vote?

     The  shareholders of the Funds, as applicable,  are being asked to consider and vote to approve the following  matters (each, a "Proposal" and collectively, the "Proposals"). Please cross-reference the proxy card(s) that you receive with the appropriate Proposal.

Proposal 1:         To approve an  Investment  Advisory  Agreement  ("New  GMFCT
                    Agreement")  between  new GMFCT and the Trust,  on behalf of each of the Funds,  except the Gartmore GVIT Enhanced Income
                    Fund (the "GMFCT Funds").

Proposal 2(A):      To  approve  a  new  Investment   Advisory  Agreement  ("New
                    Agreement")  between  new GMFCT and the Trust,  on behalf of the Gartmore GVIT Enhanced Income Fund (the "GMCM Fund").

Proposal 2(B):      To approve a new Subadvisory  Agreement  ("GMCM  Subadvisory
                    Agreement") by and among new GMFCT,  GMCM, and the Trust, on behalf of the GMCM Fund.

Proposal 3:         To  approve  a  new  Subadvisory   Agreement   ("NorthPointe
                    Subadvisory Agreement") by and among new GMFCT, NorthPointe, and the Trust, on behalf of the Gartmore GVIT Mid Cap Growth
                    Fund (the "New NorthPointe Fund").

Proposal 4:         To  consider  and act upon  any  matters  incidental  to the foregoing  and  to  transact  such  other  business  as  may properly  come before the Meeting and at any  adjournment(s)
                    thereof.

     The Trust knows of no business other than that described above that will be presented for  consideration  at the Meeting.  If any other matters are properly presented,  it is the  intention  of the  persons  named on the  enclosed  proxy card(s) to vote proxies in accordance with their best judgment.

How do the Trustees recommend that I vote?

     The  Trustees  [unanimously]  recommend  that  you  vote  FOR  each  of the
Proposals.

How do I ensure that my vote is accurately recorded?

     Only  shareholders  of record at the close of  business  on the Record Date will be  entitled  to notice of and to vote at the  Meeting.  You may attend the
Meeting and vote in person or you may  complete  and return the  enclosed  proxy card(s)/voting  instruction form. For each Fund in which you owned shares on the
Record Date, a proxy card or voting  instruction  form,  bearing the appropriate
Fund's name,  is included with this Proxy  Statement.  If you own shares in more than one Fund as of the Record Date,  or of certain Funds that may be subject to multiple  Proposals,  you will  receive  more  than  one  proxy  card or  voting instruction form. Please complete each proxy card you receive, or if you vote by telephone  or over the  Internet,  please vote on the  proposal as it relates to each Fund you own. Your proxy  card(s)/voting  instruction form must be received by the Trust or its proxy agent by [Month]  [xx],  2007,  in order to be counted for the  Meeting.  If you are  eligible  to vote by  telephone  or  through  the
Internet, separate instructions are enclosed.

     The persons  named as proxies on the  enclosed  form of proxy will vote the shares of each Fund at the Meeting in  accordance  with the timely  instructions received from shareholders.  If a duly executed and dated proxy is received that does not specify a choice  (for,  against,  or  abstain),  the persons  named as proxies will consider the proxy's  timely  receipt as an  instruction to vote in favor of the Proposal(s) to which the proxy relates.

     With respect to the Nationwide Life separate accounts, Nationwide Life will vote the  shares of each  Fund at the  Meeting  in  accordance  with the  timely instructions  received from persons entitled to give voting  instructions  under the variable  contracts.  Nationwide  will vote shares  attributable to variable contracts as to which no voting  instructions  are received in proportion  (for, against, or abstain) to those for which timely  instructions are received.  If a duly  executed  and dated  voting  instruction  form is  received  that does not specify a choice,  Nationwide Life will consider the voting instruction's timely receipt  as an  instruction  to vote in favor of the  Proposal(s)  to which  the voting instruction relates.

Whom should I call for additional information about this Proxy Statement?

     Please  call  [insert  name  of  proxy   solicitor],   the  Trust's   proxy
solicitation agent, at [insert phone number].

May I revoke my proxy/voting instructions?

     Shareholders may revoke  previously  submitted proxies at any time prior to the Meeting by (i)  submitting  to the Trust a  subsequently  dated proxy,  (ii)
delivering  to the Trust a  written  notice of  revocation,  or (iii)  otherwise giving notice of revocation in open Meeting,  in all cases prior to the exercise of the  authority  granted in the  proxy.  If shares are held in an account at a brokerage  firm or bank, the  shareholder  should contact such brokerage firm or bank to change a vote or to obtain a "legal proxy" if the  shareholder  wants to vote in person at the Meeting.

     Variable   contract   owners  may  revoke   previously   submitted   voting
instructions  given to  Nationwide  Life at any time prior to the Meeting by (i)
submitting to  Nationwide  Life  subsequently  dated voting  instructions,  (ii)
delivering to Nationwide Life a written notice of revocation, or (iii) otherwise giving notice of revocation in open Meeting,  in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable contract owners should contact  Nationwide Life for further  information on how to revoke voting instructions, including any applicable deadlines.

How may I get more information about the Trust and the Funds?

     The Trust will furnish,  without charge,  a copy of the Trust's most recent annual reports to shareholders  and semi-annual  reports to  shareholders,  upon request.  Such request may be made either by writing to the Trust at the address listed at the top of the Notice of Special Meeting or by calling toll-free (800)
848-0920.

COMMON INFORMATION RELATING TO ALL PROPOSALS

Board of Trustees' Considerations

     At an  in-person  Board  meeting  held on  January  11,  2007,  the  Board, including the Trustees who are not  considered  "interested  persons"  under the
1940  Act  ("Independent  Trustees"),  discussed  and  approved  the  New  GMFCT
Agreement,   New  Agreement,   GMCM  Subadvisory   Agreement,   and  NorthPointe
Subadvisory Agreement (collectively,  the "New Agreements"),  as applicable,  on behalf of the Funds and,  at its  Special  Board  Meeting on  February  2, 2007,
[unanimously]  agreed to recommend that shareholders approve the New Agreements.
The Independent Trustees had requested and been provided with detailed materials relating to GMFCT, NWD, Nationwide Financial,  and the Transaction in advance of the  Meetings.  The  Independent  Trustees  were  also  provided  with  detailed materials relating to the Institutional Advisers in advance of the Meetings. The
Independent  Trustees met in  executive  session  with their  independent  legal counsel prior to and during the Meetings to discuss information  relating to the
Proposals  and the  possible  effect on the  Funds.  The  material  factors  and conclusions that formed the basis for these recommendations are discussed below.

     The Nature,  Extent,  and  Quality of the  Services  Provided by GMFCT,  as
Investment  Adviser.  With regard to  Proposal 1 and  Proposal  2(A),  the Board considered new GMFCT's capabilities continuing to provide the services needed to operate a  sophisticated  investment  management  business  and to  support  the management  of the  Funds.  The Board  also took into  account  the  information provided to them at their regular  meetings with GMFCT's senior  management with respect to the Funds,  including  the  information  provided by  management  and
Lipper Data,  Inc.  ("Lipper")  at the Fund's annual  Section 15(c)  meetings on
December 6-7, 2006 and January 11, 2007.

     In addition,  the Board also considered  Nationwide  Financial's  announced intentions,  over time, to operate GMFCT  exclusively as a "manager of managers"
in which GMFCT will oversee one or more  subadvisers  who will manage each Fund, rather  than  managing  such  Funds  directly.  The Board  also  considered  the capabilities of new GMFCT and its affiliates,  and in particular, the ability to provide  portfolio  management  services to the Funds  should any of the current portfolio  managers elect to terminate their  employment and not become employed by an existing or new subadviser  for a Fund. In this regard,  GMFCT advised the
Board that while there can be no  assurances  that  current  portfolio  managers directly  managing  the Funds will  continue to manage the Funds as employees of the newly engaged non-affiliated subadvisers, reasonable efforts will be made to achieve this result.

     The Nature,  Extent,  and  Quality of the  Services  Provided  by GMCM,  as
Subadviser.  The Board [next] considered whether to approve the GMCM Subadvisory
Agreement  with  GMCM on  behalf  of the  GMCM  Fund.  Specifically,  the  Board considered  that GMCM continues to be owned and operated by NWD's current owner,
Nationwide Mutual.  Moreover,  the Board considered  Nationwide  Mutual's stated
intention  to  continue  to employ the same  portfolio  managers  who  currently provide  portfolio  management  services to the GMCM Fund, as well as Nationwide
Mutual's and NWD's  representation  that,  as the Fund's  subadviser,  GMCM will continue to provide  the same  nature and quality of services as GMCM  currently provides  to the GMCM Fund as  adviser  to the GMCM  Fund.  The Board also noted
that, as GMFCT  proposes to pay GMCM's  subadvisory  fee out of the advisory fee the GMCM Fund will pay to GMFCT under the New  Agreement  described  in Proposal
2(A) above, there will be no change in the advisory fee paid by the GMCM Fund.

     The   Board   considered   and   then   discussed    Nationwide    Mutual's
[intention/commitment]  that, in seeking unaffiliated potential buyers for GMCM, it is Nationwide  Mutual's goal to seek a buyer that will continue to employ the
GMCM portfolio  managers who currently  manage the GMCM Fund and to recommend to the Board,  that, if acquired by an unaffiliated  adviser,  unaffiliated GMCM be retained as an unaffiliated  subadviser so that the GMCM Fund may continue to be managed by the same GMCM portfolio  managers who currently  manage the GMCM Fund without  disruption  of service.  The Board  further  considered  that under the
Manager of Managers  Order that GMFCT and the Funds have  received from the SEC,
GMFCT is permitted to hire (and fire) unaffiliated subadvisers, such as new GMCM would  become if it were sold to an  unaffiliated  party  with,  Board,  but not shareholder,  approval.  If GMCM is subsequently sold and the Board approves the hiring of new unaffiliated GMCM as subadviser to the GMCM Fund,  shareholders of the GMCM Fund will receive  notification of this within 90 days from the date of effectiveness of the hiring of new unaffiliated GMCM.

     The Nature, Extent, and Quality of the Services Provided by NorthPointe, as
Subadviser.  The Board  [next]  considered  whether to approve  the  NorthPointe
Subadvisory  Agreement with  NorthPointe on behalf of the New NorthPointe  Fund.
Specifically,  the Board considered that  NorthPointe  continues to be owned and operated  by  NWD's  current  owner,  Nationwide  Mutual.  Moreover,  the  Board considered  Nationwide  Mutual's stated intention to continue to employ the same portfolio  managers who currently provide portfolio  management  services to the
New NorthPointe  Fund, as well as Nationwide  Mutual's and NWD's  representation that as the New  NorthPointe  Fund's  subadviser,  NorthPointe  will continue to provide the same nature and quality of services as GMFCT  currently  provides to the New NorthPointe Fund as adviser to the New NorthPointe  Fund. The Board also noted that, as GMFCT proposes to pay  NorthPointe's  subadvisory  fee out of the advisory  fee the New  NorthPointe  Fund  will pay to GMFCT  under the New GMFCT
Agreement described in Proposal 1 above, there will be no change in the advisory fee paid by the New NorthPointe Fund.

     The   Board   considered   and   then   discussed    Nationwide    Mutual's
[intention/commitment]  that,  in  seeking  unaffiliated  potential  buyers  for
NorthPointe,  it is Nationwide  Mutual's goal to seek a buyer that will continue to employ  the  NorthPointe  portfolio  managers  who  currently  manage the New
NorthPointe  Fund  and to  recommend  to  the  Board,  that  if  acquired  by an unaffiliated  adviser,  unaffiliated  NorthPointe be retained as an Unaffiliated
Subadviser  so that the New  NorthPointe  Fund may continue to be managed by the same  NorthPointe  portfolio  managers who currently  manage the New NorthPointe
Fund without disruption of service.  The Board further considered that under the
Manager of Managers  Order that GMFCT and the Funds have  received from the SEC,
GMFCT is  permitted  to hire (and fire)  unaffiliated  subadvisers,  such as new
NorthPointe  would become if it were sold to an unaffiliated  party with, Board, but not shareholder, approval. If NorthPointe is subsequently sold and the Board approves the hiring of new  unaffiliated  NorthPointe  as  subadviser to the New
NorthPointe  Fund,  shareholders  of  the  New  NorthPointe  Fund  will  receive notification of this within 90 days from the date of effectiveness of the hiring of new unaffiliated NorthPointe.

     The Investment  Performance of the Funds.  The Board  evaluated each Fund's performance. The Board considered the comparative performance of each Fund.

     The  Profitability of GMFCT and its Affiliates from the  Relationship  with the  Funds,  Including  "Fall-Out"  Benefits.  The  Trustees  evaluated  GMFCT's profitability from managing the Funds. The Board reviewed financial  information relating  to GMFCT  that  detailed  GMFCT's  profitability  with  respect to its management of the Funds. The Board also evaluated GMFCT's analysis of the Funds'
expenses and relevant  comparison to the expenses of other comparable funds. The
Trustees  compared  the  advisory  fees and  total  expenses  of each Fund (as a percentage  of average net assets) with the fees and expenses of a peer group of funds. The Trustees also considered other benefits received by GMFCT as a result of its relationship with the Funds.  With regard to the Institutional  Advisers, the  Trustees  considered  that  GMFCT  will pay the  subadvisory  fees to these subadvisers  and  that  the  GMCM  Fund  and New  NorthPointe  Fund  will not be responsible  for  the  payment  of any  subadvisory  fees  to  their  respective subadvisers. In considering GMFCT's profitability,  the Board considered GMFCT's current  profitability as an active manager under Nationwide Mutual's ownership,
as  well  as  GMFCT   management's   views  on  near-term   profitability  as  a
manager-of-managers under Nationwide Financial's ownership.

     Fee Levels;  Economies of Scale.  The Board  considered each Fund's overall fee level and noted that the overall expenses of the Funds would remain the same under  the New  Agreements.  The  Trustees  considered  the  expense  limitation agreements in place for certain Funds whereby GMFCT has contractually  agreed to waive  advisory fees GMFCT  receives from the Funds and/or to pay Fund expenses.
The Trustees also considered  that the Transaction  could increase the assets in the  Funds,  thereby  triggering  breakpoints  which  would  have the  effect of lowering fees. The Board noted that each Fund's advisory fee schedule  currently includes breakpoints,  except for GVIT Small Cap Growth Fund, GVIT Small Company
Fund, and the Gartmore Investor Destinations Funds.

     Terms of the New Agreement.  For the GMFCT Funds and GMCM Fund with respect to the New GMFCT Agreement and New Agreement, respectively, the Board considered the fact that the  terms of these  New  Agreements,  including  the  termination provisions,  are identical in all material respects to the terms of the Original
GMFCT  Agreement  (as defined  herein) and Original  GMCM  Agreement (as defined herein),  respectively,  except that the duration of these New Agreements  will, unless terminated  sooner,  extend for one year from the [date of effectiveness]
and the change in owners of GMFCT.

     Conclusion.   The  Board,   including  all  of  the  Independent  Trustees,
considered  each  of the  foregoing  factors  and  concluded  that  each  factor supported a determination  to approve the New  Agreements.  No single factor was determinative to the decision of the Board. The Board of Trustees concluded that the approval of each New  Agreement  was in the best  interests of each Fund and its respective shareholders.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act provides that an investment  adviser (such as
GMFCT)  to a  registered  investment  company  (such  as  the  Trust),  and  the affiliates of such adviser (including, among others, NWD, Nationwide Mutual, and
Nationwide  Financial),  may receive any amount or benefit in connection  with a sale of any interest in such investment adviser that results in an assignment of an investment  advisory  contract if the following two conditions are satisfied:
(1) for a period of three years after such assignment, at least 75% of the Board of the investment company cannot be "interested  persons" (within the meaning of
Section  2(a)(19)  of  the  1940  Act)  of the  new  investment  adviser  or its predecessor,  and (2) no  "unfair  burden"  (as  defined in the 1940 Act) may be imposed on the  investment  company as a result of the assignment or any express or implied terms,  conditions or understandings  applicable  thereto. An "unfair burden"  on a fund is defined to  include  any  arrangement  during the two year period after any such transaction  occurs whereby the investment  adviser or its predecessor or successor,  or any interested person of such investment  adviser, predecessor or successor,  receives or is entitled to receive any  compensation, either directly or indirectly, of two types. The first type is compensation from any  person in  connection  with the  purchase  or sale of  securities  or other property  to,  from or on  behalf  of the fund,  other  than bona fide  ordinary compensation  as  principal  underwriter  for  such  fund.  The  second  type is compensation  from the fund or its security holders for anything other than bona fide investment advisory or other services.  As purchaser,  Nationwide Financial has agreed to use its  reasonable  best  efforts to assure  compliance  with the conditions of Section 15(f) as it applies to the Funds and the Transaction.  The
Board  intends  to  maintain  a Board  structure  that  will  satisfy  the first condition  of  Section  15(f) and to  operate  the  Funds in a manner  that will satisfy the no "unfair  burden"  condition of Section 15(f) of the 1940 Act, for not less than the time periods required under Section 15(f).

Shareholder Approval

     With  respect  to each  Fund,  the New  Agreements  must be  approved  by a
"majority of  outstanding  voting  securities" as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting  securities of the
Fund that are  present  at a meeting  called  for the  purpose of voting on such approval or represented by proxy if holders of shares representing more than 50%
of the outstanding  voting  securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding  voting  securities of the Fund.
If there are sufficient votes for some, but not all, of the Funds to approve the
New  Agreements,  the Meeting may be adjourned as to those Funds for which there are not sufficient  votes to approve the New Agreements.  A shareholder vote may be taken prior to any  adjournment  of the Meeting  with  respect to one or more
Funds for which there are sufficient  votes for approval of the New  Agreements, even though the Meeting is adjourned  as to one or more other Funds.  The shares over which  broker-dealers  have  discretionary  voting  power,  the shares that represent  "broker  non-votes"  (i.e.,  shares held by brokers or nominees as to which (i)  instructions  have not been  received from the  beneficial  owners or persons  entitled  to vote  and  (ii)  the  broker  or  nominee  does  not  have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention will all be counted as shares present and entitled to vote for  purposes of  determining  whether  the  required  quorum of shares  exists;
however they will have the effect of a vote against the Proposal.

     Alternatively,  in the event it becomes apparent that the requisite vote of a majority of shareholders of one or more Funds will not be received by the date of the  closing of the  Transaction,  NWC has stated its  intention  to seek the approval of the Board, of interim advisory and/or sub advisory agreements (each, an "Interim  Contract")  on behalf of such Funds,  pursuant to Rule  15a-4(b)(2)
under the 1940 Act (the "Rule").  The Rule permits  implementation of an Interim
Contract provided that, among other things: (1) the compensation  GMFCT, GMCM or
NorthPointe (each an "Interim  Adviser")  receives under the Interim Contract is no greater than the Interim Adviser  received under its previous  contract;  (2)
the Board,  including a majority of the Trustees who are not interested  persons of the Trust, has voted at an in person meeting to approve each Interim Contract before the previous contract is terminated;  (3) the Board, including a majority of the Trustees who are not interested  persons of the Trust determines that the scope and quality of services to be provided to a Fund under an Interim Contract will be at least equivalent to the scope and quality of services  provided under the  previous  contract;  and (4) the  Interim  Contract  permits the Board or a majority of such Fund's  shareholders  to terminate the Interim  Contract at any time,  without payment of a penalty,  on not more than 10 calendar days' written notice to the  Interim  Adviser.  Rule  15a-4  imposes  a number  of  additional requirements as to the Interim Agreements.  Among the most important of these is the  requirement  that all  advisory  fees due to be paid to an Interim  Adviser under an Interim Contract,  must be placed in an interest-bearing escrow account with the Fund's  custodian  or a bank until or unless the  shareholders  of such
Fund  approve  a  contract  with  the  Interim  Adviser  within  150 days of the implementation of the Interim Contract.

PROPOSAL 1 - APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND
NEW GMFCT, ON BEHALF OF THE GMFCT FUNDS

     GMFCT, the GMFCT Funds' investment adviser, is a wholly-owned subsidiary of
NWD. Consequently,  the Transaction will result in a change of corporate control of GMFCT and cause the current  Investment  Advisory Agreement between GMFCT and the Trust ("Original GMFCT  Agreement") to terminate as required by the 1940 Act immediately upon the closing of the Transaction  (the  "Closing").  In order for the management and operation of each GMFCT Fund to continue  uninterrupted after the Closing, the Board of Trustees is requesting that shareholders of each GMFCT
Fund approve the New GMFCT Agreement, which will take effect upon the Closing.

     The New GMFCT  Agreement  is  identical  in all  material  respects  to the
Original GMFCT  Agreement.  Approval of the New GMFCT Agreement is necessary due to the change in control of GMFCT.

     A form of the New GMFCT  Agreement  is  attached as Exhibit B to this Proxy
Statement. The New GMFCT Agreement is identical in every material respect to the
Original GMFCT  Agreement  between the Trust and GMFCT.  The key features of the
New GMFCT Agreement and the Original GMFCT Agreement are described below.

Information about GMFCT, NWD, and Nationwide Financial

     GMFCT is an investment  adviser that is registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended ("Advisers Act"). GMFCT provides investment advisory services to registered  investment companies only. GMFCT was organized  in 1999  as an  investment  adviser  for  mutual  funds.  GMFCT  is a wholly-owned subsidiary of NWD.

     Currently, NWD is the retail and institutional asset management business of
Nationwide Mutual. Located outside Philadelphia,  Pennsylvania, NWD manages more than $49.4 billion in assets through its investment  management  platform driven by sixty-one  investment  management  professionals  and supported by a staff of more  than  250.  NWD  provides  core and  specialty  equity,  fixed-income  and alternative  investment  solutions  through  mutual  funds,  separate  accounts, commingled portfolios and wrap accounts to individual and institutional clients.
The retail asset management business of NWD includes approximately $27.1 billion in managed assets.

     Nationwide  Financial  (NYSE:  NFS) is a publicly  traded  company based in
Columbus,  Ohio.  Nationwide  Financial provides a variety of financial services for consumers to invest and protect long-term assets.  Nationwide Financial also offers  retirement  plans and services  through  both public and  private-sector employers.  Nationwide  Financial is part of the Nationwide  group of companies, which offers diversified  insurance and financial services.  The group is led by
Nationwide  Mutual,  which is  ranked  No. 98 on the  Fortune  100 based on 2005 revenue.

     Nationwide  Financial entered into the Transaction  Agreement with NWC with the intention of aligning NWD's mutual fund business with Nationwide Financial's long-term  savings and  investment  capabilities.  The  Transaction  will assist
Nationwide  Financial  in becoming a more  comprehensive  provider of  financial services  products.  The Transaction  will also enable  Nationwide  Financial to leverage the Nationwide  brand,  its extensive  distribution and core investment and packaging capabilities.

     Nationwide Financial,  who will be the new owner of GMFCT, has informed the
Trustees that  Nationwide  Financial  currently  intends,  over time, to operate
GMFCT exclusively as a "manager of managers" under the Manager of Managers Order the Trust received from the SEC. This means that, over time,  GMFCT's duties and responsibilities  will change from both being  portfolio  manager for some Funds and overseeing  portfolio  management provided by subadvisers for other Funds to solely overseeing  portfolio  management  provided by subadvisers for all Funds.
The Manager of Managers Order permits the Funds' investment  adviser,  GMFCT, to hire (and fire) new subadvisers  which are  unaffiliated  with GMFCT and to make changes to existing  subadvisory  agreements with the approval of the Board, but without  shareholder  approval.  Under the terms and conditions of the Exemptive
Order, however, shareholders will receive notification of any such change within
90 days after the effective date of the change.

     Nationwide  Financial has informed the Trustees that  Nationwide  Financial
has  no  present   intention  to  recommend   changes  to  any  Fund's   current
subadviser(s).  Nationwide Financial has, however, expressed its present intent, over time,  to seek to hire one or more  subadvisers  for every Fund,  including those Funds that do not presently  have  subadvisers  and those Funds which have only one  subadviser  at this time.  At such time as  Nationwide  Financial  has identified  one or more  subadvisers  for any Fund,  Nationwide  Financial  will recommend such  subadviser(s)  to the Board. If the Board approves the hiring of one or more unaffiliated subadvisers,  you will receive an information statement notifying you of such hiring and providing you with pertinent  information about such  subadviser(s).  No affiliated  subadviser can be hired without the vote of both the Trust's Board and the applicable Fund's shareholders. Therefore, should
Nationwide  Financial propose to hire any of GMFCT's  affiliates as a subadviser to any Fund,  the  shareholders  of such Fund(s) must approve the hiring of such affiliated subadviser, in addition to the Board's approval of such subadviser.

     The name,  address and  principal  occupation  of each of the directors and principal  executive  officers  of GMFCT,  NWD,  and  Nationwide  Financial  are included in Exhibit C.

Comparison of the Original GMFCT Agreement and the New GMFCT Agreement

     GMFCT  serves as the GMFCT  Funds'  investment  adviser  under the Original
GMFCT  Agreement with the Trust dated May 2, 2005. The Original GMFCT  Agreement was last  approved by the  Trustees,  including  a majority  of the  Independent
Trustees,  on January 11, 2007 with  respect to each GMFCT  Fund.  The  Original
GMFCT  Agreement  was  approved  by the initial  shareholder  of each GMFCT Fund before the launch of that Fund.  The New GMFCT  Agreement  is  identical  in all material  respects to the  Original  GMFCT  Agreement.  The key  features of the
Original GMFCT Agreement and the New GMFCT Agreement are described below.

     Advisory Services.  Under the Original GMFCT Agreement,  GMFCT,  subject to the  supervision  and  direction  of the  Board of  Trustees:  (i) sets  overall
investment   strategy  for  each  GMFCT  Fund;  (ii)  has  overall   supervisory
responsibility  for the general  management  and investment of each GMFCT Fund's assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment  discretion to make all determinations with respect to the  investment of a GMFCT Fund's assets not otherwise  assigned to a subadviser.  With regard to subadvisers,  GMFCT,  subject to the supervision and
direction  of  the  Board  of  Trustees:   (i)  researches  and  evaluates  each
subadviser,   if  any;  (ii)  performs  initial  due  diligence  on  prospective
subadvisers;   (iii)  monitors  each  subadviser's  ongoing  performance;   (iv)
communicates  performance  expectations and evaluations to each subadviser;  and
(v) recommends to the Board of Trustees  whether a subadviser's  contract should be renewed,  modified or terminated.  GMFCT also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser.  Finally,  under the Original GMFCT Agreement,  GMFCT is responsible for  providing  periodic  reports to the Board of  Trustees  concerning  a GMFCT
Fund's  business  and  investments  as the Board  requests.  Under the New GMFCT
Agreement, GMFCT, as investment adviser, would provide the same services that it performs under the Original GMFCT Agreement.

     Investment  Advisory Fees. Pursuant to the Original GMFCT Agreement and New
GMFCT  Agreement,  GMFCT is entitled to an annual fee from each GMFCT Fund.  The advisory fee schedule for each GMFCT Fund under the Original GMFCT Agreement and
New GMFCT Agreement is listed in Exhibit D. Under the New GMFCT  Agreement,  the advisory  fee  schedule  for each GMFCT Fund will not change.  The  compensation payable to all subadvisers, if applicable to a GMFCT Fund, is paid by GMFCT. The
GMFCT  Funds  are  not  responsible  for  payment  of  subadvisory  fees  to any subadviser.  Exhibit E to this Proxy Statement lists the amount of advisory fees that each GMFCT Fund paid to GMFCT for the last fiscal year ended  December  31,
2006.

     Continuance.  If  shareholders  approve  the New GMFCT  Agreement,  it will continue  for [one]  year  from the date of its  effectiveness,  unless  earlier terminated.  The  New  GMFCT  Agreement  may be  continued  from  year  to  year thereafter  by a  majority  vote  of the  Board  of  Trustees  or by a vote of a majority of  outstanding  shares of each GMFCT Fund,  provided  that,  in either case,  the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such  approval.  The Original  GMFCT  Agreement  contains an identical provision.

     Termination.   The  Original  GMFCT  Agreement  provides  that  it  may  be terminated as to any GMFCT Fund at any time,  without the payment of any penalty by vote of a majority  of the  Trustees of the Trust or by vote of a majority of the  outstanding  voting  securities of a GMFCT Fund, or by GMFCT, in each case, upon not less than 60 days written notice to the other party. The Original GMFCT
Agreement also provides that it will automatically and immediately  terminate in the  event  of its  assignment.  The  New  GMFCT  Agreement  contains  identical provisions.

      The Board of Trustees unanimously recommends that you vote to approve
                                   Proposal 1.

COMMON INFORMATION RELATING TO PROPOSALS 2(A), 2(B), AND 3

     As discussed above,  Nationwide  Financial has agreed only to acquire NWD's retail asset management  business,  as Nationwide  Financial  desires to own and operate only those NWD subsidiaries  that provide services to registered  mutual funds,  such as the Trust. The Institutional  Advisers are  institutional  asset management  subsidiaries  of NWD that  provide  investment  management  services primarily to institutional (a/k/a "non-mutual fund") accounts.

     NWD, and its current parent company, Nationwide Mutual, intend to divest of the  Institutional  Advisers [over the coming year], if practicable.  Once NWD's institutional asset management  subsidiaries have been sold to third parties (or in the case of NorthPointe, possibly to NorthPointe's current management), NWD's new parent  company,  Nationwide  Financial,  intends to operate NWD's remaining retail asset management subsidiary,  GMFCT, as a "manager of managers" under the
Manager of Managers Order that the Funds have received from the SEC. In order to take the initial  step toward  implementing  its  "retail  manager of  managers"
structure,   NWD  has  determined  to  [restructure]  its  investment   advisory
arrangements  for the GMCM  Fund and New  NorthPointe  Fund so that  these  more closely  approximate  GMFCT's  arrangements with unaffiliated  subadvisers.  NWD requests in Proposal 2(A) your approval to appoint GMFCT,  NWD's retail advisory subsidiary,  as investment adviser to the GMCM Fund, and in Proposals 2(B) and 3 to appoint each of NWD's current institutional asset management  subsidiaries as a subadviser  to certain Funds that GMFCT  currently  manages (or in the case of the GMCM Fund,  will manage if Proposal 2(A) is approved by  shareholders of the
GMCM  Fund).  Nationwide  Mutual  has  represented  to GMFCT and the Board  that
Nationwide Mutual intends that the same portfolio  managers who currently manage the GMCM Fund and will manage the New NorthPointe  Fund, will continue to do so, but  will now do so as  employees  of their  respective  Institutional  Advisers
(rather than as GMFCT employees) under new subadvisory  agreements with GMCM and
NorthPointe,  respectively.  GMFCT  will  serve as adviser to each Fund and will provide "oversight" of the GMCM Fund and New NorthPointe Fund.

PROPOSAL 2(A) - APPROVAL OF INVESTMENT  ADVISORY AGREEMENT BETWEEN THE TRUST AND
NEW GMFCT, ON BEHALF OF THE GMCM FUND

     The Board is  recommending  that the  shareholders of the GMCM Fund approve the proposed New Agreement  between  GMFCT and the Trust,  on behalf of the GMCM
Fund,  which would become  effective  upon  approval,  or as soon as practicable thereafter. Currently, GMCM serves as the GMCM Fund's investment adviser. As set forth in Proposal 2(B),  discussed below, the GMCM Fund's  shareholders are also requested  to approve a  proposed  GMCM  Subadvisory  Agreement  (as  defined in
Proposal 2(B)) by and among GMFCT,  GMCM,  and the Trust,  on behalf of the GMCM
Fund. The proposed New Agreement and GMCM  Subadvisory  Agreement  together will not increase the overall management fees or expenses of the GMCM Fund, or change the level, nature or quality of services provided to the GMCM Fund.

     A form of the  New  Agreement  is  attached  as  Exhibit  B to  this  Proxy
Statement.  The New  Agreement  is identical  in every  material  respect to the original Investment Advisory Agreement between the Trust and GMCM (the "Original
GMCM Agreement"),  except with respect to the investment  advisory  organization
(i.e.,  GMCM vs.  GMFCT)  providing  the  services.  The key features of the New
Agreement and the Original GMCM Agreement are described below.

Information about GMFCT

     GMFCT is an investment  adviser that is registered with the SEC pursuant to the Advisers Act.  GMFCT  provides  investment  advisory  services to registered investment  companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMFCT is included in Exhibit C.

Comparison of the Original GMCM Agreement to the New Agreement

     GMCM  currently  serves as the GMCM  Funds'  investment  adviser  under the
Original  GMCM  Agreement  with the Trust dated April ___,  2006, as amended and restated from time to time. The Original GMCM Agreement was last approved by the
Trustees,  including a majority of the Independent Trustees, on January 11, 2007 with respect to the GMCM Fund.  The Original GMCM  Agreement was approved by the initial  shareholder  of the GMCM Fund  before the launch of that Fund.  The New
Agreement is identical in all material  respects to the Original GMCM Agreement, except with respect to the  investment  advisory  organization  (i.e.,  GMCM vs.
GMFCT)  providing the services.  The key features of the Original GMCM Agreement and the New Agreement are described below.

     Advisory Services. Under the Original GMCM Agreement,  GMCM, subject to the supervision and direction of the Board of Trustees:  (i) sets overall investment strategy for the GMCM Fund; (ii) has overall supervisory  responsibility for the general  management and investment of each GMCM Fund's assets;  (iii) determines the  allocation  of assets among one or more  subadvisers,  if any; and (iv) has full  investment  discretion  to make all  determinations  with  respect  to the investment  of the GMCM Fund's  assets not  otherwise  assigned to a subadviser.
With regard to  subadvisers,  GMCM,  subject to the supervision and direction of the Board of Trustees:  (i) researches and evaluates  each  subadviser,  if any;
(ii) performs initial due diligence on prospective  subadvisers;  (iii) monitors
each   subadviser's   ongoing   performance;   (iv)   communicates   performance
expectations and evaluations to each subadviser; and (v) recommends to the Board of Trustees  whether a  subadviser's  contract  should be  renewed,  modified or terminated.  GMCM also is responsible for  recommending  changes or additions to the subadvisers and is responsible for compensating  each  subadviser.  Finally, under the Original GMCM Agreement,  GMCM is responsible  for providing  periodic reports  to the  Board of  Trustees  concerning  the GMCM  Fund's  business  and investments as the Board requests. Under the New Agreement, GMFCT, as investment adviser,  would provide the same services that GMCM performs  under the Original
GMCM Agreement.

     Investment Advisory Fees. Pursuant to the Original GMCM Agreement,  GMCM is
entitled to an annual fee from each GMCM Fund. Under the New Agreement, GMFCT is also  entitled to an annual fee from the GMCM Fund and such fee is  identical to the advisory fee GMCM received under the Original GMCM  Agreement.  The advisory fee  schedule  for the GMCM  Fund  under the  Original  GMCM  Agreement  and New
Agreement is as follows:

----------------------------- --------------------------------------------- --------------------------------
                              Original GMCM Agreement
Fund                          Advisory Fees                                 New Agreement Advisory Fees
----------------------------- --------------------------------------------- --------------------------------
Gartmore GVIT Enhanced        0.35% on assets up to $500 million;           Same
Income Fund                   0.34% on assets of $500 million and more
                              but less than $1 billion;
                              0.325% on assets of $1 billion and more but
                              less than $3 billion;
                              0.30% on assets of $3 billion and more but
                              less than $5 billion;
                              0.285% on assets of $5 billion and more but
                              less than $10 billion;
                              0.275% for assets of $10 billion and more
----------------------------- --------------------------------------------- --------------------------------

Under the New  Agreement,  the  advisory fee schedule for the GMCM Fund will not change.  As  set  forth  in  Proposal  2(B),  discussed  below,  the  GMCM  Fund shareholders are also requested to approve a proposed Subadvisory Agreement with
GMCM.  The  compensation  payable  to GMCM,  if  Proposal  2(B) is  approved  by shareholders  of the GMCM Fund,  will be paid by GMFCT out of the advisory  fees
GMFCT  receives from the GMCM Fund.  The GMCM Fund will not be  responsible  for payments of subadvisory fees under the proposed  Subadvisory  Agreement to GMCM.
The amount of advisory  fees that the GMCM Fund paid to GMCM for the last fiscal year ended December 31, 2006 is as follows:

----------------------------------- ----------------------------------------------
Fund                                   Advisory Fees Paid to GMCM ($)
----------------------------------- ----------------------------------------------
Gartmore GVIT Enhanced Income Fund           Non-operational

----------------------------------- ----------------------------------------------

     Continuance.  If shareholders  approve the New Agreement,  it will continue for [one] year from the date of its  effectiveness,  unless earlier  terminated.
The New  Agreement may be continued  from year to year  thereafter by a majority vote of the Board of Trustees or by a vote of a majority of  outstanding  shares of the GMCM Fund,  provided that, in either case, the terms and the renewal have been  approved by the vote of a majority of the  Independent  Trustees,  cast in person,  at a meeting  called for the  purpose of voting on such  approval.  The
Original GMCM Agreement contains an identical provision.

     Termination. The Original GMCM Agreement provides that it may be terminated as to the GMCM Fund at any time, without the payment of any penalty by vote of a majority  of  the  Trustees  of  the  Trust  or by  vote  of a  majority  of the outstanding  voting securities of the GMCM Fund, or the investment  adviser,  in each case,  upon not less than 60 days written  notice to the other  party.  The
Original GMCM Agreement also provides that it will automatically and immediately terminate in the event of its assignment.  The New Agreement  contains identical provisions.

      The Board of Trustees unanimously recommends that you vote to approve
                                 Proposal 2(A).

PROPOSAL  2(B) - APPROVAL OF NEW  SUBADVISORY  AGREEMENT BY AND AMONG NEW GMFCT,
GMCM, AND THE TRUST, ON BEHALF OF THE GMCM FUND

     The Board of Trustees is also  recommending  that the  shareholders  of the
GMCM Fund  approve the  proposed  GMCM  Subadvisory  Agreement  by and among new
GMFCT,  GMCM, and the Trust,  for the  management of the GMCM Fund,  which would become  effective upon approval,  or as soon as practicable  thereafter.  As set forth in Proposal 2(A),  discussed  above,  the GMCM Fund  shareholders are also requested to approve a proposed  investment  advisory  agreement  (i.e., the New
Agreement,  as defined in Proposal  2(A) above) with GMFCT.  The  proposed  GMCM
Subadvisory  Agreement  and the New  Agreement  together  will not  increase the overall  management  fees or  expenses  of the GMCM  Fund,  or change the level, nature or quality of services  provided  to the GMCM Fund.  Approval of Proposal
2(B) is  contingent  upon  approval of Proposal  2(A).  If Proposal  2(A) is not approved by shareholders,  then Proposal 2(B) will not be approved regardless of the outcome of the shareholder vote on Proposal 2(B).

     A form of the GMCM  Subadvisory  Agreement is attached as Exhibit F to this
Proxy  Statement.  The  key  features  of the  GMCM  Subadvisory  Agreement  are described below.

Information about GMFCT and GMCM

     GMFCT is an investment  adviser that is registered with the SEC pursuant to the Advisers Act.  GMFCT  provides  investment  advisory  services to registered investment  companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     GMCM was  organized  in 1983 as an Oregon  corporation  and is a registered investment adviser. GMCM focuses its investment management business on providing fixed income  management  services to  tax-qualified  retirement  plans,  mutual funds, collective investment trusts and separate investment accounts.

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMFCT and GMCM are included in Exhibit C.

Key Features of the GMCM Subadvisory Agreement

     Pursuant to the proposed GMCM Subadvisory  Agreement,  GMCM will manage the
GMCM Fund's assets on a day to day basis, subject to GMFCT's overall supervisory responsibility  for the general  management  and  investment  of the GMCM Fund's assets (assuming Proposal 2(A) is approved) and the GMCM portfolio managers, who currently manage the GMCM Fund, are expected to continue to do so.

     The GMCM  Subadvisory  Agreement was approved by the Trustees,  including a majority of the Independent  Trustees,  on January 11, 2007. The key features of the GMCM Subadvisory Agreement are described below.

     Subadvisory  Services.  GMCM, subject to the stated investment policies and restrictions  of the GMCM Fund as set forth in the GMCM  Fund's  prospectus  and statement of additional information and upon notification by the Trust, the GMCM
Fund, or GMFCT and otherwise  subject to GMFCT and the Board,  shall (i) monitor on a continuous basis the performance of the GMCM Fund's assets and (ii) conduct a continuous  program of investment,  evaluation and, if  appropriate,  sale and reinvestment of the GMCM Fund's assets.

     Subadvisory  Fees.  Pursuant  to the GMCM  Subadvisory  Agreement,  GMCM is
entitled to an annual fee for the management of the GMCM Fund.  The  subadvisory fee schedule for the GMCM Fund under the GMCM Subadvisory Agreement is listed in
Exhibit G. The  compensation  payable to GMCM is paid by GMFCT. The GMCM Fund is not responsible for payment of any subadvisory fees to GMCM.

     Continuance.  If shareholders  approve the GMCM Subadvisory  Agreement,  it will continue for [one] year from the date of its effectiveness,  unless earlier terminated.  The GMCM  Subadvisory  Agreement may be continued from year to year thereafter  by a  majority  vote  of the  Board  of  Trustees  or by a vote of a majority of outstanding shares of the GMCM Fund,  provided that, in either case, the terms and the  renewal  have been  approved by the vote of a majority of the
Independent  Trustees,  cast in person,  at a meeting  called for the purpose of voting on such approval.

     Termination.  The  GMCM  Subadvisory  Agreement  provides  that  it  may be terminated  as to the GMCM Fund at any time,  without the payment of any penalty by vote of a majority  of the  Trustees of the Trust or by vote of a majority of the outstanding voting securities of the GMCM Fund, or by GMCM or GMFCT, in each case,  upon not less than 60 days written  notice to the other  party.  The GMCM
Subadvisory  Agreement also provides that it will  automatically and immediately terminate in the event of its assignment.

      The Board of Trustees unanimously recommends that you vote to approve
                                 Proposal 2(B).

   Approval of Proposal 2(B) is contingent upon approval of Proposal 2(A). If
 Proposal 2(A) is not approved by shareholders, then Proposal 2(B) will not be approved regardless of the outcome of the shareholder vote on
                                 Proposal 2(B).

PROPOSAL  3 -  APPROVAL  OF NEW  SUBADVISORY  AGREEMENT  BY AND AMONG NEW GMFCT,
NORTHPOINTE, AND THE TRUST, ON BEHALF OF THE NEW NORTHPOINTE FUND

     The Board of  Trustees is  recommending  that the  shareholders  of the New
NorthPointe Fund approve the proposed NorthPointe  Subadvisory  Agreement by and among new GMFCT,  NorthPointe,  and the  Trust,  for the  management  of the New
NorthPointe  Fund,  which would become  effective upon  approval,  or as soon as practicable thereafter.

     Approval  of  Proposal 3 is  contingent  upon  approval  of  Proposal 1. If
Proposal 1 is not approved by  shareholders  of the New  NorthPointe  Fund, then
Proposal 3 will not be approved  regardless  of the  outcome of the  shareholder vote on Proposal 3.

     A form of the NorthPointe Subadvisory Agreement is attached as Exhibit H to this Proxy Statement.  The key features of the NorthPointe Subadvisory Agreement are described below.

Information about GMFCT and NorthPointe

     GMFCT is an investment  adviser that is registered with the SEC pursuant to the Advisers Act.  GMFCT  provides  investment  advisory  services to registered investment  companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     NorthPointe  is  a  domestic-equity  institutional  money  management  firm dedicated to serving the investment  needs of  institutions  and  high-net-worth individuals. NorthPointe was organized in 1999.

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMFCT and NorthPointe are included in Exhibit C.

Key Features of the NorthPointe Subadvisory Agreement.

     Pursuant to the proposed  NorthPointe  Subadvisory  Agreement,  NorthPointe will manage the New NorthPointe Fund's assets on a day to day basis,  subject to
GMFCT's  overall  supervisory  responsibility  for the  general  management  and investment of the New  NorthPointe  Fund's assets.  GMFCT is the New NorthPointe
Fund's current investment adviser.

     The  NorthPointe  Subadvisory  Agreement  was  approved  by  the  Trustees, including a majority of the Independent  Trustees,  on January 11, 2007. The key
features of the NorthPointe Subadvisory Agreement are described below.

     Subadvisory  Services.  NorthPointe,   subject  to  the  stated  investment
policies and  restrictions of the New  NorthPointe  Fund as set forth in the New
NorthPointe  Fund's prospectus and statement of additional  information and upon notification  by the Trust,  the New  NorthPointe  Fund,  or GMFCT and otherwise subject to GMFCT and the Board,  shall (i)  monitor  on a  continuous  basis the performance of the New  NorthPointe  Fund's assets and (ii) conduct a continuous program of investment,  evaluation and, if appropriate, sale and reinvestment of the New NorthPointe Fund's assets.

     Subadvisory  Fees.  Pursuant  to  the  NorthPointe  Subadvisory  Agreement,
NorthPointe  is  entitled  to an  annual  fee  for  the  management  of the  New
NorthPointe  Fund. The  subadvisory  fee schedule for the New  NorthPointe  Fund under  the  NorthPointe  Subadvisory  Agreement  is  listed  in  Exhibit  G. The compensation  payable to NorthPointe is paid by GMFCT.  The New NorthPointe Fund is not responsible for payment of any subadvisory fees to NorthPointe.

     Continuance. If shareholders approve the NorthPointe Subadvisory Agreement, it will  continue  for  [one]  year from the date of its  effectiveness,  unless earlier terminated.  The NorthPointe Subadvisory Agreement may be continued from year to year thereafter by a majority vote of the Board of Trustees or by a vote of a majority of outstanding shares of the New NorthPointe Fund,  provided that, in either case,  the terms and the renewal  have been  approved by the vote of a majority of the Independent  Trustees,  cast in person,  at a meeting called for the purpose of voting on such approval.

     Termination.  The NorthPointe Subadvisory Agreement provides that it may be terminated as to the New  NorthPointe  Fund at any time,  without the payment of any penalty by vote of a majority  of the  Trustees of the Trust or by vote of a majority of the outstanding voting securities of the New NorthPointe Fund, or by
NorthPointe or GMFCT, in each case, upon not less than 60 days written notice to the other party.  The  NorthPointe  Subadvisory  Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

      The Board of Trustees unanimously recommends that you vote to approve
                                   Proposal 3.

      Approval of Proposal 3 is contingent upon approval of Proposal 1. If
  Proposal 1 is not approved by shareholders of the New NorthPointe Fund, then
  Proposal 3 will not be approved regardless of the outcome of the shareholder vote on Proposal 3.

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS
TO THE TRUST

The Investment Advisers and Subadvisers

Currently,   the  Investment   Advisers  and  Subadvisers,   all  of  which  are
unaffiliated with the Investment Advisers, for the Trust are as follows:

Funds Advised by Gartmore Mutual Fund Capital Trust                                Subadviser, if any

Gartmore GVIT Global Financial Services Fund, Gartmore GVIT Global Health                 None
Sciences Fund, Gartmore GVIT Global Technology and Communications Fund,
Gartmore GVIT Government Bond Fund, Gartmore GVIT Growth Fund, Gartmore
GVIT Investor Destinations Aggressive Fund, Gartmore GVIT Investor
Destinations Conservative Fund, Gartmore GVIT Investor Destinations
Moderate Fund, Gartmore GVIT Investor Destinations Moderately Aggressive Fund,
Gartmore GVIT Investor Destinations Moderately Conservative Fund,
Gartmore GVIT Mid Cap Growth Fund, Gartmore GVIT Money Market Fund II,
Gartmore GVIT Money Market Fund, Gartmore GVIT Nationwide Fund, Gartmore
GVIT Nationwide Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund

GVIT Small Company Fund(1)                                                  American Century Investments,
                                                                                         Inc.

GVIT Small Company Fund(1), Gartmore GVIT Worldwide Leaders Fund,               Gartmore Global Partners
Gartmore GVIT Emerging Markets Fund, Gartmore GVIT International Growth
Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Developing
Markets Fund

GVIT S&P 500 Index Fund, GVIT Small Cap Index Fund, GVIT Mid Cap Index            BlackRock Investment
Fund, GVIT International Index Fund, GVIT Bond Index Fund                           Management, LLC

GVIT International Value Fund                                                     Boston Company Asset
                                                                                    Management, LLC

GVIT Small Company Fund(1)                                                   Franklin Portfolio Associates,
                                                                                          LLC

GVIT Small Company Fund(1)                                                   Neuberger Berman Management
                                                                                          Inc.

Federated GVIT High Income Bond Fund                                        Federated Investment Management
                                                                                        Company

Van Kampen GVIT Multi Sector Bond Fund, GVIT Small Company Fund(1)             Morgan Stanley Investment
                                                                                    Management Inc.

JPMorgan GVIT Balanced Fund, GVIT Small Cap Value Fund(1)                        J.P. Morgan Investment
                                                                                    Management, Inc.

GVIT Small Cap Growth Fund(1)                                               Oberweis Asset Management, Inc.

Van Kampen GVIT Comstock Value Fund                                           Van Kampen Asset Management

GVIT Small Cap Growth Fund(1), GVIT Small Company Fund(1)                      Waddell & Reed Investment
                                                                                   Management Company

GVIT Small Cap Value Fund(1)                                                Epoch Investment Partners, Inc.

Funds Advised by Gartmore Morley Capital Management, Inc.

Gartmore GVIT Enhanced Income Fund                                                        None

(1)  The  subadviser  manages a sleeve,  or  portion,  of the  indicated  Fund's assets.

     The address of each  Investment  Adviser and Subadviser is indicated in the table below.

----------------------------------------- --------------------------------------
Name of Adviser/Subadviser                Address

----------------------------------------- --------------------------------------
GMFCT                                     1200 River Road
                                          Suite 1000
                                          Conshohocken, Pennsylvania 19428

----------------------------------------- --------------------------------------
GMCM                                      5665 Southwest Meadows Road
                                          Suite 400
                                          Lake Oswego, Oregon 97035

----------------------------------------- --------------------------------------
American Century Investments, Inc.        4500 Main Street
                                          Kansas City, Missouri 64111

----------------------------------------- --------------------------------------
Gartmore Global Partners                  8 Fenchurch Place
                                          London - EC3M 4PB, England
                                          United Kingdom

----------------------------------------- --------------------------------------
BlackRock Investment Management, Inc.     800 Scudder Mills Road
                                          Plainsboro, New Jersey 08536

----------------------------------------- --------------------------------------
Boston Company Asset Management, LLC      One Boston Place
                                          Boston, Massachusetts 02108

----------------------------------------- --------------------------------------
Franklin Portfolio Associates, LLC        One Boston Place
                                          34th Floor
                                          Boston, Massachusetts 02108

----------------------------------------- --------------------------------------
Neuberger Berman Management Inc.          605 Third Avenue
                                          New York, New York 10158

----------------------------------------- --------------------------------------
Federated Investment Management Company   Federated Investors Tower
                                          1001 Liberty Avenue
                                          Pittsburgh, Pennsylvania 15222

----------------------------------------- --------------------------------------
Morgan Stanley Investment Management      1221 Avenue of the Americas
Inc.                                      New York, New York 10020

----------------------------------------- --------------------------------------
J.P. Morgan Investment Management, Inc.   245 Park Avenue
                                          New York, New York 10167

----------------------------------------- --------------------------------------
Oberweis Asset Management, Inc.           3333 Warrenville Road
                                          Suite 500
                                          Lisle, Illinois 60532

----------------------------------------- --------------------------------------
Van Kampen Asset Management               1221 Avenue of the Americas
                                          New York, New York 10020

----------------------------------------- --------------------------------------
Waddell & Reed Investment Management      6300 Lamar Avenue
Company                                   Overland Park, Kansas 66202.

----------------------------------------- --------------------------------------
Epoch Investment Partners, Inc.           640 Fifth Avenue
                                          18th Floor
                                          New York, New York 10019

----------------------------------------- --------------------------------------

     GMFCT is and will remain an indirect  subsidiary of Nationwide  Corporation
("NWC").  GMFCT  is a  wholly-owned  subsidiary  of  NWD.  Currently,  NWD is an indirect,  wholly-owned  subsidiary  of NWD  Management  & Research  Trust ("NWD
M&R"),  which is a  wholly-owned  subsidiary of NWC. NWD is owned and controlled though NWC by Nationwide Mutual.  Nationwide Financial,  which will acquire NWD, is also a  subsidiary  of NWC but  not  wholly-owned,  with  the  public  owning approximately  100% of  Nationwide  Financial's  Class A shares  and NWC  owning approximately 100% of Nationwide  Financial's Class B shares. Thus, NWC controls approximately 60% of the outstanding voting shares of Nationwide Financial.  The address for GMFCT is referenced  above.  The address for NWD M&R and NWD is 1200
River Road, Suite 1000, Conshohocken, Pennsylvania 19428. Nationwide Financial's
address is One Nationwide Plaza, Columbus, Ohio 43215.

     NWC's  common stock is held by  Nationwide  Mutual  (95.2%) and  Nationwide
Mutual Fire Insurance  Company  ("Nationwide  Fire") (4.8%),  each of which is a mutual  company owned by its respective  policyholders.  The address for each of
NWC,  Nationwide Mutual and Nationwide Fire is One Nationwide  Plaza,  Columbus,
Ohio 43215.

     GMCM, the current  investment  adviser and proposed  subadviser to the GMCM
Fund, is currently a wholly-owned  subsidiary of Morley Financial Services, Inc.
("MFS"). MFS is a wholly-owned  subsidiary of Nationwide Asset Management,  Inc.
("NAMI"),  a Delaware  holding  company.  NAMI is a  wholly-owned  subsidiary of
Gartmore  SA  Capital  Trust  ("GSA"),  which is an  investment  adviser  and is wholly-owned  by NWD. NWD is an indirect,  wholly-owned  subsidiary  of NWD M&R, which is a wholly-owned  subsidiary of NWC.  Nationwide  Mutual has informed the
Board that the  institutional  asset management  business of NWD, which includes
GMCM,  will  continue to remain a  subsidiary  of NWD M&R for the present  time, although  Nationwide  Mutual  is  seeking  a buyer  for  GMCM  and  NWD's  other institutional investment advisers, including NorthPointe and Nationwide Separate
Accounts,  LLC. The address for GMCM, NWD, NWR M&R, and NWC is referenced above.
The address for MFS is 5665  Southwest  Meadows  Road,  Suite 400,  Lake Oswego,
Oregon 97035. The address for NAMI is 1200 River Road, Suite 1000, Conshohocken,
Pennsylvania  19428.  The  address  for  GSA is 1200  River  Road,  Suite  1000,
Conshohocken, Pennsylvania 19428.

     NorthPointe,  the proposed  subadviser for the New  NorthPointe  Fund, is a majority-owned  indirect  subsidiary  of NWD. NWD is an  indirect,  wholly-owned subsidiary  of  NWD  M&R,  which  is  a  wholly-owned  subsidiary  of  NWC.  The institutional asset management business of NWD, which includes NorthPointe, will continue to remain a subsidiary  of NWD M&R. The address for  NorthPointe,  NWD,
NWD M&R are referenced above.

     The  following  table lists the amounts of  brokerage  commissions  paid to affiliated brokers for the fiscal year ended December 31, 2006:

-------------- ----------------------------------- -----------------------
Fund           Broker                              Commission
-------------- ----------------------------------- -----------------------
               [insert list if applicable]
-------------- ----------------------------------- -----------------------

     During the year ended  October 31,  2006,  commissions  paid by the [INSERT
FUND] to [INSERT BROKER] represented [xx]% of aggregate  commissions paid by the
Fund.

Fund Administrator and Transfer Agent

     GSACT,  one  of  NWD's  registered  investment  advisers  to  institutional accounts,  also provides various  administrative and accounting  services to the
Funds,  including  daily  valuation  of the  Funds'  shares and  preparation  of financial statements,  tax returns and regulatory reports. GISI currently serves as the  transfer  agent for each of the Funds.  Prior to any sale of GSACT to an unaffiliated  company,  Nationwide  Mutual has stated its intent to recommend to the Board  that  responsibility  for  provision  of GSACT's  administrative  and accounting  services to the Funds, and the personnel who provide these services, be transferred to GISI. Following such transfer,  if approved by the Board, GISI will serve as fund administrator and transfer agent following the Transaction.

     Sub-Administrator  and Sub-Transfer Agent. GSA and GISI have entered into a
Sub-Administration  Agreement and a Sub-Transfer Agent Agreement with BISYS Fund
Services Ohio, Inc.  ("BISYS"),  effective September 1, 1999, to provide certain fund  administration and transfer agency services for each of the Funds. GSA and
GISI are both located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania
19428.

Distributor

     Gartmore Distribution Services, Inc. ("GDSI"),  located at 1200 River Road,
Suite 1000,  Conshohocken,  Pennsylvania  19428,  serves as the Funds' principal underwriter.  In its capacity as principal  underwriter,  GDSI receives purchase orders and redemption requests relating to shares of each of the Funds. As such,
GDSI is entitled to any front-end  sales charges or  contingent  deferred  sales charge imposed on purchases or sales of shares of the Funds.  GDSI also receives fees from the Funds under a  Distribution  Plan adopted  under Rule 12b-1 of the
1940 Act in  connection  with the sale and  distribution  of  certain  Funds and
Funds' Class II and VI shares.

Custodian

     JPMorgan  Chase Bank,  270 Park Avenue,  New York,  New York 10017,  is the
custodian for the Funds and makes all receipts and disbursements under a Custody
Agreement with the Trust.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

Principal Shareholders

     From time to time,  the number of shares held in "street name"  accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares  outstanding.  As of the Record Date, to the Trust's knowledge,  no other person, other than those listed on Exhibit I to this Proxy Statement,  had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund.

     [As of February 2, 2007,  the executive  officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of a Fund.]

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Solicitation of Proxies. Nationwide Financial will pay 100% of all costs in connection with the  solicitation  of proxies from  shareholders of the Trust as well  as  a  concurrent  proxy  solicitation  involving  Gartmore  Mutual  Funds shareholders,  and voting instructions from variable contract owners,  including the fees of a proxy  solicitation firm, up to $1 million and 50% of all costs in excess of $1  million  with NWC  bearing  the other 50%.  The Trust has  engaged
[insert name of proxy solicitor],  a professional  proxy  solicitation  firm, to solicit proxies from brokers, banks, other institutional holders, and individual shareholders at an estimated cost of approximately  [xx]. The Trust expects that the  solicitation  will be  primarily by mail,  but also may include  telephone, facsimile,  electronic, or other means of communications.  If the Trust does not receive your proxy or Nationwide Life does not receive your voting  instructions by a certain  time,  you may  receive a  telephone  call  from  [insert  name of solicitor] asking you to vote. Proxies that are obtained  telephonically will be recorded in accordance  with the  procedures  described  below.  [insert name of solicitor] believes that these procedures are reasonably designed to ensure that
both  the  identity  of  the  shareholder   casting  the  vote  and  the  voting
instructions of the shareholder  are accurately  determined.  The Trust does not reimburse  Trustees and officers of the Trust or regular employees and agents of
GMFCT or Nationwide Life involved in the solicitation of proxies.

     In all cases where a  telephonic  proxy is  solicited,  the [insert name of solicitor]  representative is required to ask for each  shareholder's  full name and address, or the zip code or employer  identification  number, and to confirm that the  shareholder  has  received  the proxy  materials  in the mail.  If the shareholder  is a corporation  or other  entity,  the [insert name of solicitor]
representative  is required to ask for the person's title and confirmation  that the person is authorized to direct the voting of the shares.  If the information solicited  agrees with the  information  provided to [insert name of solicitor], then the [insert name of solicitor]  representative  has the  responsibility  to explain the process,  read the Proposal(s) listed on the proxy card(s),  and ask for the shareholder's instructions on the Proposal(s). Although the [insert name of solicitor] representative is permitted to answer questions about the process, he or she is not permitted to recommend to the  shareholder  how to vote,  other than reading any recommendation set forth in this Proxy Statement.  [Insert name of solicitor] will record the shareholder's  instructions on the card. Within 72 hours,  the shareholder  will be sent a letter or mailgram to confirm his or her vote and asking the  shareholder to call [insert name of solicitor]  immediately if his or her instructions are not correctly reflected in the confirmation.

     Voting by  Broker-Dealers.  The Trust  expects  that,  before the  Meeting, broker-dealer  firms  holding  shares  of the Trust in  "street  name" for their customers and  beneficial  owners will request  voting  instructions  from their customers and beneficial  owners. If these  instructions are not received by the
date  specified  in  the  broker-dealer   firms'  or  such  depositories'  proxy
solicitation  materials,  the Trust understands that the broker-dealers may vote on  Proposals  on behalf  of their  customers  and  beneficial  owners.  Certain broker-dealers may exercise  discretion over shares held in their name for which no  instructions  are received by voting these shares in the same  proportion as they vote shares for which they received instructions.

     Quorum.  With respect to the action to be taken by the  shareholders of the
Funds on the matters  described in this Proxy Statement,  the presence in person or by proxy of shareholders of record  (generally  Nationwide  Life) entitled to cast a majority of the shares of each Fund on the Proposals at the Meeting shall constitute a quorum for  purposes of voting upon such  Proposals at the Meeting.
Abstentions  and "broker  non-votes,"  as described  below,  shall be treated as votes present for purposes of determining  whether a quorum exists.  Because the shareholders of each Fund are voting  separately on each Proposal,  the presence of a quorum at the meeting will be determined on a fund-by-fund basis.

     As used above,  "broker  non-votes"  are shares for which a broker  holding such  shares  for a  beneficial  owner has not  received  instructions  from the beneficial  owner and may not exercise  discretionary  voting power with respect thereto.  As described above,  however,  Nationwide Life, as the shareholders of record of all of the Trust's shares, is required to vote shares  attributable to variable contracts as to which no voting instructions are received in proportion
(for,  against,  or abstain) to those for which timely instructions are received by Nationwide Life. Broker non-votes,  therefore, will be so voted by Nationwide
Life just as any other shares for which  Nationwide Life does not receive voting instructions.

     Methods of  Tabulation.  With respect to each Fund,  each  Proposal must be approved by a "majority of outstanding voting securities" as defined in the 1940
Act,  which  means  the  lesser  of the  vote of (i)  67% or more of the  voting securities  of the Fund that are present at a meeting  called for the purpose of
voting  on  such  approval  or   represented  by  proxy  if  holders  of  shares
representing more than 50% of the outstanding  voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

     Adjournment.  If a quorum is not present at the Meeting for the  Proposals, or if a quorum is present but sufficient votes to approve such Proposals are not received,  then the persons  named as proxies may vote to approve the  Proposals for which  sufficient  votes  have been  received  and may  propose  one or more adjournments  of the Meeting to permit further  solicitation  of proxies for the
Proposals for which sufficient votes have NOT been received;  provided, that the persons  named as proxies  determine  that such an  adjournment  and  additional solicitation is reasonable and in the interest of shareholders.

     Shareholder  Proposals.  The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for  consideration  for inclusion in the Trust's proxy  statement for the next meeting of shareholders  should send his or her written proposal to the
Trust's  offices at 1200 River  Road,  Suite  1000,  Conshohocken,  Pennsylvania
19428,  so that it is  received  within a  reasonable  time in  advance  of such meeting in order to be included in the Trust's  proxy  statement  and proxy card relating to that meeting and presented at the meeting.  A  shareholder  proposal may be presented at a meeting of shareholders  only if such proposal  concerns a matter that may be properly brought before the meeting under applicable  federal proxy rules, state law, and other governing instruments.

     Submission  of a proposal  by a  shareholder  does not  guarantee  that the proposal  will be included in the Trust's  proxy  statement  or presented at the meeting.

     No  business  other than the matter  described  above is  expected  to come before the Meeting, but should any other matter requiring a vote of shareholders arise,  including  any questions as to an  adjournment  or  postponement  of the
Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                          By Order of the Board of Trustees,

                                          /s/ Eric E. Miller
                                          Eric E. Miller, Secretary

                                          February [xx], 2007

                                                                       EXHIBIT A

                    SHARE INFORMATION AS OF FEBRUARY 2, 2007

[INSERT CHART BY TOTAL AND CLASS]

------------------------------------------------------------ ----------------------------------
                           Fund                                 Number of Shares Outstanding

------------------------------------------------------------ ----------------------------------
Federated GVIT High Income Bond Fund

------------------------------------------------------------ ----------------------------------
GVIT Bond Index Fund

------------------------------------------------------------ ----------------------------------
GVIT Enhanced Income Fund

------------------------------------------------------------ ----------------------------------
GVIT International Index Fund

------------------------------------------------------------ ----------------------------------
GVIT International Value Fund

------------------------------------------------------------ ----------------------------------
GVIT Mid Cap Index Fund

------------------------------------------------------------ ----------------------------------
GVIT S&P 500 Index Fund

------------------------------------------------------------ ----------------------------------
GVIT Small Cap Growth Fund

------------------------------------------------------------ ----------------------------------
GVIT Small Cap Index Fund

------------------------------------------------------------ ----------------------------------
GVIT Small Cap Value Fund

------------------------------------------------------------ ----------------------------------
GVIT Small Company Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Developing Markets Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Emerging Markets Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Global Financial Services Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Global Health Sciences Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Global Technology and Communications Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Global Utilities Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Government Bond Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Growth Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT International Growth Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Investor Destinations Aggressive Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Investor Destinations Conservative Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Investor Destinations Moderate Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Investor Destinations Moderately
Aggressive Fund
----------------------------------------------------------- -----------------------------------
Gartmore GVIT Investor Destinations Moderately
Conservative Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Mid Cap Growth Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Money Market Fund II

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Money Market Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Nationwide Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Nationwide Leaders Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT U.S. Growth Leaders Fund

------------------------------------------------------------ ----------------------------------
Gartmore GVIT Worldwide Leaders Fund

------------------------------------------------------------ ----------------------------------
JPMorgan GVIT Balanced Fund

------------------------------------------------------------ ----------------------------------
Van Kampen GVIT Comstock Value Fund

------------------------------------------------------------ ----------------------------------
Van Kampen GVIT Multi Sector Bond Fund

------------------------------------------------------------ ----------------------------------

                                                                       EXHIBIT B

    FORM OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND NEW GMFCT

                          INVESTMENT ADVISORY AGREEMENT

     THIS  AGREEMENT  is made and entered  into as of this 1st day of May,  2007 between GARTMORE VARIABLE  INSURANCE TRUST (the "Trust"),  a Delaware  statutory trust,  and  GARTMORE  MUTUAL FUND  CAPITAL  TRUST (the  "Adviser"),  a Delaware
statutory  trust,  registered  under the  Investment  Advisers  Act of 1940,  as amended (the "Advisers Act").

                              W I T N E S S E T H:

     WHEREAS,   the  Trust  is  registered  with  the  Securities  and  Exchange
Commission (the "SEC") as an open-end  management  investment  company under the
Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS,  the Trust  desires  to retain  the  Adviser  to  furnish  certain investment  advisory services,  as described herein,  with respect to certain of the series of the Trust,  all as now are or may be hereafter listed on Exhibit A to this Agreement (each, a "Fund"); and

     WHEREAS,  the Adviser  represents  that it is willing and  possesses  legal authority to render such services  subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE,  the Trust and the Adviser do mutually agree and promise as follows:

     1. Appointment as Adviser.  The Trust hereby appoints the Adviser to act as investment adviser to each Fund subject to the terms and conditions set forth in this  Agreement.  The Adviser  hereby  accepts  such  appointment  and agrees to furnish the services hereinafter  described for the compensation provided for in this Agreement.

     2. Duties of Adviser.

          (a) Investment Management Services.  (1) Subject to the supervision of the Trust's Board of Trustees (and except as otherwise  permitted under the terms of any exemptive  relief  obtained by the Adviser from the Securities and  Exchange  Commission,  or by rule or  regulation),  the  Adviser  will provide,  or arrange for the provision of, a continuous  investment program and  overall  investment  strategies  for each Fund,  including  investment research and management  with respect to all securities and investments and cash  equivalents in each Fund. The Adviser will determine,  or arrange for
     others  to  determine,   from  time  to  time  what  securities  and  other
     investments  will be  purchased,  retained  or sold by each  Fund  and will implement, or arrange for others to implement,  such determinations through the  placement,  in the name of a Fund,  of  orders  for the  execution  of portfolio transactions with or through such Brokers or dealers as may be so selected.  The Adviser will  provide,  or arrange for the provision of, the services  under this  Agreement in  accordance  with the stated  investment policies and  restrictions of each Fund as set forth in that Fund's current prospectus  and statement of additional  information as currently in effect and as supplemented or amended from time to time (collectively  referred to hereinafter  as the  "Prospectus")  and  subject to the  directions  of the
     Trust's Board of Trustees.

               (2) Subject to the  provisions of this Agreement and the 1940 Act and any exemptions  thereto,  the Adviser is authorized to appoint one or more qualified  subadvisers  (each a "Subadviser")  to provide each
          Fund with certain services required by this Agreement. Each Subadviser
          shall   have  such   investment   discretion   and   shall   make  all
          determinations  with respect to the  investment  of a Fund's assets as shall be assigned to that  Subadviser  by the Adviser and the purchase and sale of  portfolio  securities  with  respect to those  assets and shall take such steps as may be necessary to implement its  decisions.
          The  Adviser  shall not be  responsible  or liable for the  investment merits of any decision by a Subadviser  to purchase,  hold,  or sell a security for a Fund.

               (3) Subject to the supervision and direction of the Trustees, the
          Adviser  shall (i) have  overall  supervisory  responsibility  for the general  management and investment of a Fund's assets;  (ii) determine the allocation of assets among the Subadvisers, if any; and (iii) have full investment  discretion to make all determinations with respect to the investment of Fund assets not otherwise assigned to a Subadviser.

               (4) The Adviser shall research and evaluate each  Subadviser,  if any,  including (i)  performing  initial due diligence on  prospective
          Subadvisers and monitoring each Subadviser's ongoing performance; (ii)
          communicating   performance   expectations   and  evaluations  to  the
          Subadvisers;  and (iii)  recommending to the Trust's Board of Trustees whether  a  Subadviser's  contract  should  be  renewed,  modified  or terminated.  The Adviser shall also recommend  changes or additions to the Subadvisers and shall compensate the Subadvisers.

               (5) The Adviser  shall  provide to the Trust's  Board of Trustees such periodic reports  concerning a Fund's business and investments as the Board of Trustees shall reasonably request.

          (b) Compliance with Applicable  Laws and Governing  Documents.  In the performance of its duties and obligations under this Agreement, the Adviser shall act in  conformity  with the Trust's  Agreement  and  Declaration  of
     Trust, as from time to time amended and/or restated,  and By-Laws,  as from time to time  amended  and/or  restated,  and the  Prospectus  and with the instructions  and  directions  received  from the Trustees of the Trust and will  conform  to and comply  with the  requirements  of the 1940 Act,  the
     Internal  Revenue  Code of 1986,  as amended (the  "Code")  (including  the requirements for qualification as a regulated  investment  company) and all other applicable federal and state laws and regulations.

          The Adviser  acknowledges  and agrees that subject to the  supervision and  directions  of the  Trust's  Board of  Trustees,  it  shall be  solely responsible  for  compliance  with all  disclosure  requirements  under all applicable federal and state laws and regulations  relating to the Trust or a Fund,  including,  without  limitation,  the 1940 Act,  and the rules and regulations thereunder, except that each Subadviser shall have liability in connection with information furnished by the Subadviser to a Fund or to the
     Adviser.

          (c)  Consistent  Standards.  It is  recognized  that the Adviser  will perform  various  investment  management  and  administrative  services for entities other than the Trust and the Funds;  in connection  with providing such  services,  the Adviser  agrees to exercise the same skill and care in performing its services  under this  Agreement as the Adviser  exercises in performing  similar  services with respect to the other fiduciary  accounts for which the Adviser has investment responsibilities.

          (d) Brokerage.  The Adviser is authorized,  subject to the supervision of the Trust's Board of Trustees, (1) to establish and maintain accounts on behalf of each Fund with,  and to place orders for the purchase and sale of assets not  allocated  to a  Subadviser,  with or  through,  such  persons, brokers or dealers  ("Brokers") as Adviser may select; and (2) to negotiate commissions  to be paid  on such  transactions.  In the  selection  of such
     Brokers and the placing of such  orders,  the Adviser  shall seek to obtain for a Fund the most favorable price and execution available,  except to the extent  it may  be  permitted  to  pay  higher  brokerage  commissions  for brokerage and research services, as provided below. In using its reasonable efforts  to  obtain  for a Fund  the most  favorable  price  and  execution available,  the Adviser,  bearing in mind the Fund's best  interests at all times,  shall consider all factors it deems relevant,  including price, the size of the  transaction,  the nature of the market for the  security,  the amount of the  commission,  if any, the timing of the  transaction,  market prices and trends,  the reputation,  experience and financial  stability of the Broker  involved,  and the quality of service rendered by the Broker in other transactions. Subject to such policies as the Trustees may determine, the  Adviser  shall  not be  deemed  to have  acted  unlawfully  or to have breached any duty created by this  Agreement or otherwise  solely by reason of its having  caused a Fund to pay a Broker that  provides  brokerage  and research  services  (within the meaning of Section 28(e) of the  Securities
     Exchange  Act of 1934,  as amended) to the Adviser an amount of  commission for effecting a Fund investment transaction that is in excess of the amount of commission  that another  broker would have charged for  effecting  that transaction if, but only if, the Adviser determines in good faith that such commission  was  reasonable  in relation to the value of the  brokerage and research  services  provided by such  Broker or dealer,  viewed in terms of either that particular  transaction or the overall  responsibilities of the
     Adviser with  respect to the  accounts as to which it exercises  investment discretion.

          It is  recognized  that the  services  provided by such Brokers may be useful to the Adviser in connection  with the  Adviser's  services to other clients.  On  occasions  when the Adviser  deems the  purchase or sale of a security to be in the best  interests of a Fund as well as other clients of the Adviser,  the Adviser,  to the extent  permitted by applicable laws and regulations,  may,  but  shall be under no  obligation  to,  aggregate  the securities  to be sold or purchased  in order to obtain the most  favorable price or lower  brokerage  commissions  and  efficient  execution.  In such event,  allocation  of  securities  so  sold or  purchased,  as well as the expenses  incurred in the  transaction,  will be made by the Adviser in the manner the Adviser  considers to be the most equitable and consistent  with its fiduciary obligations to each Fund and to such other clients.

          (e) Securities Transactions.  The Adviser will not purchase securities or other  instruments  from or sell  securities or other  instruments  to a
     Fund;  provided,  however,  the Adviser may  purchase  securities  or other instruments from or sell securities or other  instruments to a Fund if such
     transaction  is  permissible   under   applicable  laws  and   regulations,
     including,  without  limitation,  the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder or any exemption therefrom.

          The  Adviser  agrees to observe  and comply  with Rule 17j-1 under the
     1940 Act and the Trust's  Code of Ethics,  as the same may be amended  from time to time.

          (f) Books and Records.  In accordance  with the 1940 Act and the rules and regulations promulgated thereunder, the Adviser shall maintain separate books and detailed  records of all matters  pertaining to the Funds and the
     Trust (the "Fund's Books and Records"),  including,  without limitation,  a daily ledger of such assets and liabilities  relating thereto and brokerage and other records of all securities transactions.  The Adviser acknowledges that the Fund's Books and Records are  property of the Trust.  In addition, the Fund's  Books and Records  shall be  available to the Trust at any time upon request and shall be available  for  telecopying  without delay to the
     Trust during any day that the Funds are open for business.

     3. Expenses.  During the term of this  Agreement,  the Adviser will pay all expenses  incurred by it in connection with its activities  under this Agreement other than the cost of securities,  commodities and other investments (including brokerage  commissions and other  transaction  charges,  if any) purchased for a
Fund. The Adviser shall,  at its sole expense,  employ or associate  itself with such  persons  as it  believes  to be  particularly  fitted  to assist it in the execution of its duties under this  Agreement.  The Adviser shall be responsible for the expenses and costs for the officers of the Trust and the Trustees of the
Trust who are "interested persons" (as defined in the 1940 Act) of the Adviser.

     It is understood that the Trust will pay all of its own expenses including, without limitation,  (1) all charges and expenses of any custodian or depository appointed by the Trust for the  safekeeping  of its cash,  securities  and other assets,  (2) all charges and expenses paid to an administrator  appointed by the
Trust to provide  administrative  or  compliance  services,  (3) the charges and expenses of any transfer agents and registrars  appointed by the Trust,  (4) the charges and expenses of independent  certified public accountants and of general ledger accounting and internal reporting services for the Trust, (5) the charges and expenses of dividend and capital gain  distributions,  (6) the  compensation and  expenses of Trustees of the Trust who are not  "interested  persons" of the
Adviser,  (7) brokerage  commissions and issue and transfer taxes  chargeable to the Trust in connection  with  securities  transactions  to which the Trust is a party,  (8) all taxes and fees  payable by the Trust to Federal,  State or other governmental agencies, (9) the cost of stock certificates representing shares of the Trust,  (10) all expenses of  shareholders'  and  Trustees'  meetings and of preparing,  printing and distributing  prospectuses and reports to shareholders,
(11)  charges and  expenses of legal  counsel for the Trust in  connection  with legal  matters  relating  to the  Trust,  including  without  limitation,  legal services rendered in connection with the Trust's existence,  financial structure and relations with its shareholders,  (12) insurance and bonding premiums,  (13)
association  membership  dues, (14) bookkeeping and the costs of calculating the net asset value of shares of the Trust's  Funds,  and (15) expenses  relating to the issuance, registration and qualification of the Trust's shares.

     4.  Compensation.  For the services  provided and the expenses assumed with respect to a Fund  pursuant to this  Agreement,  the Adviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed  daily and payable monthly at an annual rate based on a Fund's average daily net assets.

     The method of determining net assets of a Fund for purposes hereof shall be the same as the method of  determining  net assets for purposes of  establishing the  offering  and  redemption  price of the Shares as  described in each Fund's
Prospectus.  If this Agreement shall be effective for only a portion of a month, the  aforesaid  fee shall be prorated for the portion of such month during which this Agreement is in effect.

     Notwithstanding any other provision of this Agreement, the Adviser may from time to time agree not to impose all or a portion of its fee  otherwise  payable hereunder (in advance of the time such fee or portion  thereof  would  otherwise accrue).  Any such fee reduction may be  discontinued or modified by the Adviser at any time.

     5.  Representations  and Warranties of Adviser.  The Adviser represents and warrants to the Trust as follows:

          (a) The  Adviser is  registered  as an  investment  adviser  under the
     Advisers Act;

          (b) The Adviser is a statutory trust duly organized,  validly existing and in good standing under the laws of the State of Delaware with the power to own and possess its assets and carry on its  business as it is now being conducted;

          (c) The  execution,  delivery and  performance  by the Adviser of this
     Agreement are within the Adviser's  powers and have been duly authorized by all necessary action on the part of its shareholders  and/or trustees,  and no action by or in  respect  of, or filing  with,  any  governmental  body, agency  or  official  is  required  on the  part  of the  Adviser  for  the execution,  delivery and performance by the Adviser of this Agreement,  and the execution, delivery and performance by the Adviser of this Agreement do not  contravene  or  constitute  a  default  under  (i)  any  provision  of
     applicable   law,  rule  or  regulation,   (ii)  the  Adviser's   governing
     instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (d) The Form ADV of the Adviser previously  provided to the Trust is a true and  complete  copy of the form,  including  that part or parts of the
     Form ADV filed with the SEC,  that part or parts  maintained in the records of the Adviser,  and/or that part or parts  provided or offered to clients, in each case as required under the Advisers Act and rules  thereunder,  and the information  contained in such Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the  statements  made,  in light of the  circumstances  under which they were made, not misleading.

     6. Survival of Representations and Warranties;  Duty to Update Information.
All  representations  and warranties  made by the Adviser  pursuant to Section 5 shall survive for the duration of this  Agreement  and the parties  hereto shall promptly  notify  each  other in  writing  upon  becoming  aware that any of the foregoing representations and warranties are no longer true.

     7. Liability and Indemnification.

          (a)  Liability.  In the absence of willful  misfeasance,  bad faith or gross negligence on the part of the Adviser or a reckless  disregard of its duties  hereunder,  the Adviser  shall not be subject to any liability to a
     Fund or the Trust,  for any act or  omission  in the case of, or  connected with,  rendering services hereunder or for any losses that may be sustained in the purchase,  holding or sale of Fund assets;  provided,  however, that nothing herein shall relieve the Adviser from any of its obligations  under applicable  law,  including,  without  limitation,  the  federal  and state securities laws.

          (b)  Indemnification.  The Adviser  shall  indemnify the Trust and its officers and trustees, for any liability and expenses,  including attorneys fees,  which  may  be  sustained  as a  result  of  the  Adviser's  willful misfeasance, bad faith, gross negligence,  reckless disregard of its duties hereunder or violation of applicable law,  including,  without  limitation, the federal and state securities laws.

     8. Duration and Termination.

          (a) Duration. Unless sooner terminated,  this Agreement shall continue until  May 1, 2008  with  respect  to any Fund  covered  by this  Agreement initially  and,  for any  Fund  subsequently  added to this  Agreement,  an initial period of no more than two years that  terminates on the second May
     1st that occurs following the effective date of this Agreement with respect to such Fund, and thereafter  shall continue  automatically  for successive annual periods;  provided that such continuance is specifically approved at least  annually by the Trust's  Board of Trustees or the vote of the lesser of (a) 67% of the shares of a Fund  represented  at a meeting if holders of more than 50% of the  outstanding  shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; and
     provided further that in either event its continuance also is approved by a majority of the  Trust's  Trustees  who are not  "interested  persons"  (as defined  in the 1940 Act) of any party to this  Agreement,  by vote cast in person at a meeting called for the purpose of voting on such approval.

          (b)  Termination.  Notwithstanding  whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty by vote of a majority of the Trust's Board of Trustees,  or, with respect to a Fund,  by "vote of a majority of the  outstanding  voting securities"  (as defined in the 1940 Act) of that Fund,  or by the Adviser, in each case,  not less than sixty (60) days'  written  notice to the other party.

     This  Agreement  shall not be assigned (as such term is defined in the 1940
Act) and shall terminate automatically in the event of its assignment.

     9. Services Not Exclusive.  The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.  It is  understood  that the  action  taken by the  Adviser  under this
Agreement  may differ  from the  advice  given or the timing or nature of action taken with respect to other clients of the Adviser,  and that a transaction in a specific  security may not be accomplished for all clients of the Adviser at the same time or at the same price.

     10.  Amendment.  This  Agreement  may be amended  by mutual  consent of the parties, provided that the terms of each such amendment shall be approved by the
Trust's Board of Trustees or by a vote of a majority of the  outstanding  voting securities of a Fund (as required by the 1940 Act).

     11. Confidentiality.  Subject to the duties of the Adviser and the Trust to comply with  applicable  law,  including any demand of any  regulatory or taxing authority  having  jurisdiction,  the parties hereto shall treat as confidential all  information  pertaining  to a Fund and the  Trust  and the  actions  of the
Adviser and the Funds in respect thereof.

     12. Notice.  Any notice that is required to be given by the parties to each other  under the terms of this  Agreement  shall be in  writing,  delivered,  or
mailed   postpaid  to  the  other  party,   or  transmitted  by  facsimile  with
acknowledgment  of  receipt,  to the  parties  at  the  following  addresses  or facsimile  numbers,  which may from time to time be  changed  by the  parties by notice to the other party:

     (a)  If to the Adviser:

          Gartmore Mutual Fund Capital Trust
          1200 River Road - Suite 1000
          Conshohocken, Pennsylvania 19428
          Attention: Legal Department.
          Facsimile: (484) 530-1323

     (b)  If to the Trust:

          Gartmore Variable Insurance Trust
          1200 River Road - Suite 1000
          Conshohocken, Pennsylvania 19428
          Attention: Legal Department.
          Facsimile: (484) 530-1323

     13.  Jurisdiction.  This Agreement shall be governed by and construed to be in accordance with substantive  laws of the State of Delaware without  reference to choice of law principles  thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     14.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts,  each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.

     15. Certain  Definitions.  For the purposes of this Agreement,  "interested person," "affiliated person,"  "assignment" shall have their respective meanings as set forth in the 1940 Act,  subject,  however,  to such  exemptions as may be granted by the SEC.

     16. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     17. Severability.  If any provision of this Agreement shall be held or made invalid by a court  decision or  applicable  law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     18. Gartmore Variable Insurance Trust and its Trustees. The terms "Gartmore
Variable  Insurance  Trust" and the  "Trustees  of Gartmore  Variable  Insurance
Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally,  acting from time to time under an Agreement and
Declaration  of Trust,  dated as of September  30,  2004,  as has been or may be amended from time to time, and to which reference is hereby made.

     IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the day and year first written above.

                                           ADVISER:
                                           GARTMORE MUTUAL FUND CAPITAL
                                           TRUST

                                           By:

                                           Name:
                                           Title:

                                           TRUST:
                                           GARTMORE VARIABLE INSURANCE TRUST

                                           By:

                                           Name:
                                           Title:

                                    Exhibit A
                          Investment Advisory Agreement
                  Between Gartmore Variable Insurance Trust and
                       Gartmore Mutual Fund Capital Trust

                            Amended, January 11, 2007
                           to be effective May 1, 2007

Funds of the Trust                                      Advisory Fees
Gartmore GVIT Nationwide Fund                           0.60% on assets up to $250 million
                                                        0.575% on assets of $250 million or more but less than $1
                                                        billion
                                                        0.55% on assets of $1 billion or more but less than $2 billion
                                                        0.525% on assets of $2 billion or more but less than $5
                                                        billion
                                                        0.50% for assets of $5 billion or more

Gartmore GVIT Growth Fund                               0.60% on assets up to $250 million
                                                        0.575% on assets of $250 million and more but less
                                                        than $1 billion
                                                        0.55% on assets of $1 billion and more but less
                                                        than $2 billion
                                                        0.525% on assets of $2 billion and more but less
                                                        than $5 billion
                                                        0.50% for assets of $5 billion and more

Gartmore GVIT Government Bond Fund                      0.50% on assets up to $250 million
                                                        0.475% on assets of $250 million and more but less
                                                        than $1 billion
                                                        0.45% on assets of $1 billion and more but less
                                                        than $2 billion
                                                        0.425% on assets of $2 billion and more but less
                                                        than $5 billion
                                                        0.40% for assets of $5 billion and more

Gartmore GVIT Money Market Fund                         0.40% on assets up to $1 billion
                                                        0.38% on assets of $1 billion and more but less
                                                        than $2 billion
                                                        0.36% on assets of $2 billion and more but less
                                                        than $5 billion
                                                        0.34% for assets of $5 billion and more

Gartmore GVIT Money Market Fund II                      0.50% on assets up to $1 billion
                                                        0.48% on assets of $1 billion and more but less
                                                        than $2 billion
                                                        0.46% on assets of $2 billion and more but less
                                                        than $5 billion
                                                        0.44% for assets of $5 billion and more

J.P. Morgan GVIT Balanced Fund                          0.75% on assets up to $100 million
                                                        0.70% for assets of $100 million and more

GVIT S&P 500 Index Fund                                 0.13% on assets up to $1.5 billion
                                                        0.12% on assets of $1.5 billion and more but less
                                                        than $3 billion
                                                        0.11% on assets of $3 billion and more

                                    Exhibit A
                          Investment Advisory Agreement
                  Between Gartmore Variable Insurance Trust and
                       Gartmore Mutual Fund Capital Trust

                            Amended, January 11, 2007
                           to be effective May 1, 2007

Funds of the Trust                                            Advisory Fees
Van Kampen GVIT Comstock GVIT Value Fund                      0.80% on assets up to $50 million
(formerly Comstock GVIT Value Fund)                           0.65% for assets of $50 million and
                                                              more but less than $250 million
                                                              0.60% on assets of $250 million and
                                                              more but less than $500 million
                                                              0.55% for assets of $500 million and more

Gartmore GVIT Worldwide Leaders Fund(1)                       0.90% on assets up to $50 million
                                                              0.85% for assets of $50 million and more

Federated GVIT High Income Bond Fund                          0.80% on assets up to $50 million
                                                              0.65% for assets of $50 million and more but less
                                                              than $250 million
                                                              0.60% on assets of $250 million and more but less than
                                                              $500 million
                                                              0.55% for assets of $500 million and more

Van Kampen GVIT Multi Sector Bond Fund                        0.75% on assets up to $200 million
                                                              0.70% for assets of $200 million and more

GVIT Mid Cap Index Fund (formerly Dreyfus GVIT Mid Cap        0.22% on assets up to $1.5 billion
Index Fund)                                                   0.21% on assets of $1.5 billion and more but less
                                                              than $3 billion
                                                              0.20% on assets of $3 billion and more

GVIT Small Cap Growth Fund                                    0.95% of the Fund's average daily net assets

GVIT Small Cap Value Fund                                     0.90% on assets up to $200 million
                                                              0.85% for assets of $200 million and more

Gartmore GVIT Mid Cap Growth Fund                             0.75% on assets up to $200 million
                                                              0.70% for assets of $200 million and more

GVIT Small Company Fund                                       0.93% of the Fund's average daily net assets

Gartmore GVIT Global Technology and                           0.88% on assets up to $500 million
Communications Fund(1)                                        0.83% on assets of $500 million or more but less than
                                                              $2 billion
                                                              0.78% for assets of $2 billion and more

                                                     Exhibit A
                                           Investment Advisory Agreement
                                   Between Gartmore Variable Insurance Trust and
                                        Gartmore Mutual Fund Capital Trust

                                             Amended, January 11, 2007
                                            to be effective May 1, 2007

Funds of the Trust                                           Advisory Fees
Gartmore GVIT Global Health Sciences Fund(1)                 0.90% on assets up to $500 million
                                                             0.85% on assets of $500 or more but less than $2 billion
                                                             0.80% for assets of $2 billion and more

Gartmore GVIT U.S. Growth Leaders Fund(2)                    0.90% on assets up to $500 million
                                                             0.80% on assets of $500 million or more but less than
                                                             $2 billion
                                                             0.75% on assets of $2 billion and more

Gartmore GVIT Investor Destinations Aggressive Fund          0.13% of the Fund's average daily net assets
Gartmore GVIT Investor Destinations Moderately Aggressive
Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately
Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund

Gartmore GVIT Nationwide Leaders Fund(1)                     0.80% on assets up to $500 million
                                                             0.70% on the $500 million or more but less than $2
                                                             billion
                                                             0.65% on assets of $2 billion and more

GVIT International Value Fund (formerly Dreyfus GVIT         0.75% on assets up to $500 million
International Fund)                                          0.70% on assets of $500 million or more but less than
                                                             $2 billion
                                                             0.65% on assets of $2 billion and more

GVIT Small Cap Index Fund                                    0.20% on assets a to $1.5 billion
                                                             0.19% on assets of $1.5 billion and more but less than
                                                             $3 billion
                                                             0.18% on assets of $3 billion and more

GVIT International Index Fund                                0.27% on assets up to $1.5 billion
                                                             0.26% on assets of $1.5 billion and more but less than
                                                             $3 billion
                                                             0.25% on assets of $3 billion and more

GVIT Bond Index Fund                                         0.22% on assets up to $1.5 billion
                                                             0.21% on assets of $1.5 billion and more but less than
                                                             $3 billion
                                                             0.20% on assets of $3 billion and more

Gartmore GVIT Emerging Markets Fund (1)                      1.05% on assets up to $500 million
                                                             1.00% on assets of $500 million and more but less than
                                                             $2 billion
                                                             0.95% for assets of $2 billion and more

Gartmore GVIT International Growth Fund(1)                   0.90% on assets up to $500 million
                                                             0.85% on assets of $500 million and more but less than
                                                             $2 billion
                                                             0.80% for assets of $2 billion and more

Gartmore GVIT Global Financial Services Fund (1)             0.90% on assets up to $500 million
                                                             0.85% on assets of $500 million and more but less than
                                                             $2 billion
                                                             0.80 % for assets of $2 billion and more

Gartmore GVIT Global Utilities Fund(1)                       0.70% on assets up to $500 million
                                                             0.65% on assets of $500 million and more but less than
                                                             $2 billion
                                                             0.60% for assets of $2 billion and more

Gartmore GVIT Developing Markets Fund(1)                     1.05% on assets up to $500 million
                                                             1.00% on assets of $500 million and more but less than
                                                             $2 billion
                                                             0.95% for assets of $2 billion and more

Gartmore GVIT Enhanced Income Fund                           0.35% on assets up to $500 million
                                                             0.34% on assets of $500 million and more but less than
                                                             $1 billion
                                                             0.325% for assets of $1 billion and more but less than
                                                             $3 billion
                                                             0.30% on assets of $3 billion and more but less than $5
                                                             billion
                                                             0.285% on assets of $5 billion and more but less than
                                                             $10 billion
                                                             0.275% on assets of $10 billion and more

(1) Performance fees for the Gartmore GVIT Worldwide Leaders Fund; Gartmore GVIT
Global Technology and Communications  Fund; Gartmore GVIT Global Health Sciences
Fund:  Gartmore GVIT  Nationwide  Leaders Fund;  Gartmore GVIT Emerging  Markets
Fund;  Gartmore GVIT International  Growth Fund;  Gartmore GVIT Global Financial
Services Fund;  Gartmore GVIT Global  Utilities  Fund;  Gartmore GVIT Developing
Markets Fund:

The base advisory fee for each of these Funds,  as set forth above,  is adjusted each quarter  beginning one year after  implementation  of the Performance  Fee, depending upon a Fund's  investment  performance for the 12 months preceding the end of that month  relative to the  investment  performance  of each  respective
Fund's  benchmark as listed below. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint,  based upon whether a Fund has out-performed or under-performed its respective  benchmark (using the performance  of each such Fund's Class III Shares to  measure),  by more or less than a maximum of 500 basis points over the preceding rolling 12 month period as follows:

         +/- 100 bps under/outperformance                         +/- 2bps
         +/- 200 bps under/outperformance                         +/- 4bps
         +/- 300 bps under/outperformance                         +/- 6bps
         +/- 400 bps under/outperformance                         +/- 8bps
         +/- 500 bps or more under/outperformance                 +/- 10bps

The  investment  performance  of each Fund will be the sum of: (1) the change in each  Fund's  value  during  such  period;  (2) the  value  of the  Fund's  cash distributions  (from net income and  realized net gains)  having an  ex-dividend date  during such  calculation  period;  and (3) the value of any capital  gains taxes paid or accrued during such calculation period for undistributed  realized long-term  capital  gains  from  the  Fund.  For  this  purpose,  the  value  of distributions  per share of realized  capital gains, of dividends per share paid from  investment  income and of capital gains taxes per share  reinvested in the
Fund will be the Fund's  value in effect at the close of  business on the record date for the payment of such  distributions  and the date on which  provision is made for such taxes,  after giving  effect to such  distribution,  dividends and taxes.

 A description of the specific methodology for calculating, accruing and paying the performance fees for the above-referenced Funds is set forth in Exhibit B to this Agreement.

Benchmark Index Performance:

     The  performance  of each  respective  benchmark  Index  for a  calculation period, expressed as a percentage of each Index, at the beginning of such period will be the sum of: (1) the change in the level of the Index during such period;
and  (2)  the  value,   as  calculated   consistent  with  the  Index,  of  cash
distributions  having an  ex-dividend  date  during  such  period  made by those
companies  whose  securities   comprise  the  Index.  For  this  purpose,   cash
distributions  on the  securities  that comprise the Index will be treated as if they  were  reinvested  in the Index at least as  frequently  as the end of each calendar quarter following payment of the dividend.

Benchmark Indices:

1.   Gartmore GVIT Worldwide Leaders Fund                  MSCI World Index
2.   Gartmore GVIT Global Technology and Communications    Goldman Sachs Technology Composite Index
     Fund
3.   Gartmore GVIT Global Health Sciences Fund             Goldman Sachs Healthcare Index
4.   Gartmore GVIT Nationwide Leaders Fund                 S&P 500 Index
5.   Gartmore GVIT Emerging Markets Fund                   MSCI Emerging Markets Index
6.   Gartmore GVIT International Growth Fund               MSCI All Country World Free ex U.S. Index
7.   Gartmore GVIT Global Financial Services Fund          MSCI World Financial Index
8.   Gartmore GVIT Global Utilities Fund                   60% MSCI World Telecom Service Index/
                                                           40% MSCI World Utilities Index
9.   Gartmore GVIT Developing Markets Fund                 MSCI Emerging Markets Index

(2) Performance fee for the Gartmore GVIT U.S. Growth Leaders Fund.

     This base advisory fee listed above is adjusted each quarter, beginning one year after  commencement  of  operations,  depending  on the  Fund's  investment performance for the 36 months  preceding the end of that month,  relative to the investment performance of the Fund's benchmark,  the S&P 500 Index. The base fee is either  increased or decreased by the following  amounts at each  breakpoint, based on whether the Fund has out- or under-performed  the S&P 500 Index by more or less than 1200 basis points over the preceding rolling 36 month period:

                For assets up to $500 million +/- 22 basis points
                 Next $1.5 billion in assets +/- 18 basis points
                Assets of $2 billion and more +/- 16 basis points

The investment performance of the Gartmore GVIT U.S. Growth Leaders Fund will be the sum of: (1) the change in the Fund's value during such period; (2) the value of the Fund's cash distributions (from net income and realized net gains) having an ex-dividend  date during such  calculation  period;  and (3) the value of any capital  gains  taxes  paid  or  accrued  during  such  calculation  period  for undistributed  realized long-term capital gains from the Fund. For this purpose, the value of distributions per share of realized capital gains, of dividends per share  paid  from  investment  income  and of  capital  gains  taxes  per  share reinvested in the Fund at the Fund's value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on  which  provision  is made  for  such  taxes,  after  giving  effect  to such distribution, dividends and taxes.

S&P 500 Index Performance:

The  performance of the S&P 500 Index for a calculation  period,  expressed as a percentage of S&P 500 Index, at the beginning of such period will be the sum of:
(1) the change in the level of the S&P 500 Index during such period; and (2) the value, as calculated  consistent  with the S&P 500 Index, of cash  distributions having an  ex-dividend  date during such  period made by those  companies  whose securities  comprise the S&P 500 Index. For this purpose,  cash distributions on the  securities  that comprise the S&P 500 Index will be treated as if they were reinvested  in the S&P 500  Index  at  least  as  frequently  as the end of each calendar quarter following payment of the dividend.

                                    GARTMORE VARIABLE INSURANCE TRUST

                                    By:  ___________________________________
                                    Name:
                                    Title:

                                    GARTMORE MUTUAL FUND CAPITAL TRUST

                                    By: ___________________________________
                                    Name:
                                    Title:

                                                                                                          EXHIBIT C

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF GMFCT, NWD, NATIONWIDE  FINANCIAL,
GMCM, AND NORTHPOINTE

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMFCT are set forth below.

Name and Address                       Principal Occupation                       Position with GMFCT

John H. Grady                          President of NWD Investment Group, the     President
NWD Investment Management, Inc.        asset management operations of
1200 River Road, Suite 1000            Nationwide Mutual, which includes GMFCT,
Conshohocken, PA 19428                 GMCM, NorthPointe, GSA, GISI, and GDSI.

Tim Grugeon                            Executive Vice President                   Executive Vice President
NWD Investment Management, Inc.
1200 River Road, Suite 1000
Conshohocken, PA 19428

Gerald J. Holland                      Senior Vice President, Chief Operating     Senior Vice President and
NWD Investment Management, Inc.        Officer for NWD Investment Management      Chief Operating Officer
1200 River Road, Suite 1000            ("NWDIMI"), GMFCT and GSA.
Conshohocken, PA 19428

Eric E. Miller                         Senior Vice President, Chief Counsel for   Senior Vice President,
NWD Investment Management, Inc.        NWDIMI, GMFCT and GSA                      General Counsel and
1200 River Road, Suite 1000                                                       Secretary
Conshohocken, PA 19428

Michael A. Krulikowski                 Vice President and Chief Compliance        Vice President and Chief
NWD Investment Management, Inc.        Officer of NWDIMI, and Chief Compliance    Compliance Officer
1200 River Road, Suite 1000            officer of the Trust.
Conshohocken, PA 19428

Jerry T. Nichols                       Senior Vice President, Co-Head of U.S.     Senior Vice President,
NWD Investment Management, Inc.        Fixed Income, NWDIMI, GMFCT and GSA.       Head of Fixed Income
1200 River Road, Suite 1000
Conshohocken, PA 19428
                                       Senior Vice President, Human Resources,    Senior Vice President,
Patrick J. Udovich                     NWDIMI, GMFCT and GSA                      Head of Human Resources
NWD Investment Management, Inc.
1200 River Road, Suite 1000
Conshohocken, PA 19428

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of NWD are set forth below.

Name and Address                       Principal Occupation                       Position with NWD

[NEED LIST]

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of Nationwide Financial are set forth below.

Name and Address                       Principal Occupation                       Position with Nationwide Financial

W.G. Jurgensen                                                                    Chief Executive Officer
One Nationwide Plaza
Columbus, Ohio 43215

Mark R. Thresher                                                                  President and Chief Operating
One Nationwide Plaza                                                              Officer
Columbus, Ohio 43215

Gail G. Snyder                                                                    Senior Vice President, Chief
One Nationwide Plaza                                                              Investments Officer
Columbus, Ohio 43215

Timothy G. Frommeyer                                                              Senior Vice President, Chief
One Nationwide Plaza                                                              Financial Officer
Columbus, Ohio 43215

Richard A. Karas                                                                  Senior Vice President,
One Nationwide Plaza                                                              Non-Affiliated Sales
Columbus, Ohio 43215

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of GMCM are set forth below.

Name and Address                       Principal Occupation                       Position with GMCM
[NEED LIST]

     The name,  address and  principal  occupation  of each of the directors and principal executive officers of NorthPointe are set forth below.

Name and Address                       Principal Occupation                       Position with NorthPointe
[NEED LIST]

                                                                       EXHIBIT D
                            INVESTMENT ADVISORY FEES

     The investment advisory fees paid by the Funds to GMFCT are identical under the Original GMFCT Agreement and the New GMFCT Agreement.

     The investment  advisory fees will be computed daily and payable monthly at an annual rate based on the Fund's average daily net assets, as described in the following chart.

-------------------------------- -------------------------------------------- ----------------------
                                      Original GMFCT Agreement                 New GMFCT Agreement
Funds of the Trust                    Advisory Fees                            Advisory Fees
-------------------------------- -------------------------------------------- ----------------------
Federated GVIT High Income       0.80% on assets up to $50 million;                    Same
Bond Fund                        0.65% for assets of $50 million and more
                                 but less than $250 million;
                                 0.60% on assets of $250 million and more
                                 but less than $500 million;
                                 0.55% for assets of $500 million and more

-------------------------------- -------------------------------------------- ----------------------
GVIT Bond Index Fund             0.22% on assets up to $1.5 billion;                   Same
                                 0.21% on assets of $1.5 billion and more
                                 but less than $3 billion;
                                 0.20% on assets of $3 billion and more

-------------------------------- -------------------------------------------- ----------------------
GVIT International Index Fund    0.27% on assets up to $1.5 billion;                   Same
                                 0.26% on assets of $1.5 billion and more
                                 but less than $3 billion;
                                 0.25% on assets of $3 billion and more

-------------------------------- -------------------------------------------- ----------------------
GVIT International Value Fund    0.75% on assets up to $500 million;                   Same
                                 0.70% on assets of $500 million or more
                                 but less than $2 billion;
                                 0.65% on assets of $2 billion and more

-------------------------------- -------------------------------------------- ----------------------
GVIT Mid Cap Index Fund          0.22% on assets up to $1.5 billion;                   Same
                                 0.21% on assets of $1.5 billion and
                                 more but less than $3 billion;
                                 0.20% on assets of $3 billion and
                                 more

-------------------------------- -------------------------------------------- ----------------------
GVIT S&P 500 Index Fund          0.13% on assets up to $1.5 billion;                   Same
                                 0.12% on assets of $1.5 billion
                                 and more but less than $3 billion;
                                 0.11% on assets of $3 billion and more

-------------------------------- -------------------------------------------- ----------------------
GVIT Small Cap Growth Fund       0.95% of the Fund's average daily net                 Same
                                 assets

-------------------------------- -------------------------------------------- ----------------------
GVIT Small Cap Index Fund        0.20% on assets a to $1.5 billion;                    Same
                                 0.19% on assets of $1.5 billion and more
                                 but less than $3 billion;
                                 0.18% on assets of $3 billion and more

-------------------------------- -------------------------------------------- ----------------------
GVIT Small Cap Value Fund        0.90% on assets up to $200 million;                   Same
                                 0.85% for assets of $200 million and more

-------------------------------- -------------------------------------------- ----------------------
GVIT Small Company Fund          0.93% of the Fund's average daily net                 Same
                                 assets

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Developing         1.05% on assets up to $500 million;                   Same
Markets Fund(1)                  1.00% on assets of $500 million and more
                                 but less than $2 billion;
                                 0.95% for assets of $2 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Emerging Markets   1.05% on assets up to $500 million;                   Same
Fund(1)                          1.00% on assets of $500 million and more
                                 but less than $2 billion;
                                 0.95% for assets of $2 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Global Financial   0.90% on assets up to $500 million;                   Same
Services Fund(1)                 0.85% on assets of $500 million and more
                                 but less than $2 billion;
                                 0.80 % for assets of $2 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Global Health      0.90% on assets up to $500 million;                   Same
Sciences Fund(1)                 0.85% on assets of $500 or more but less
                                 than $2 billion;
                                 0.80% for assets of $2 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Global             0.88% on assets up to $500 million;                   Same
Technology and Communications    0.83% on assets of $500 million or more
Fund(1)                          but less than $2 billion;
                                 0.78% for assets of $2 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Global Utilities   0.70% on assets up to $500 million;                   Same
Fund(1)                          0.65% on assets of $500 million and more
                                 but less than $2 billion;
                                 0.60% for assets of $2 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Government Bond    0.50% on assets up to $250 million;                   Same
Fund                             0.475% on assets of $250 million and more
                                 but less than $1 billion;
                                 0.45% on assets of $1 billion and more but
                                 less than $2 billion;
                                 0.425% on assets of $2 billion and more
                                 but less than $5 billion;
                                 0.40% for assets of $5 billion
                                 and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Growth Fund        0.60% on assets up to $250 million;                   Same
                                 0.575% on assets of $250 million and more
                                 but less than $1 billion;
                                 0.55% on assets of $1 billion and more but
                                 less than $2 billion;
                                 0.525% on assets of $2 billion and more
                                 but less than $5 billion;
                                 0.50% for assets of $5 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT International      0.90% on assets up to $500 million;                   Same
Growth Fund(1)                   0.85% on assets of $500 million and more
                                 but less than $2 billion;
                                 0.80% for assets of $2 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Investor           0.13% of the Fund's average daily net                 Same
Destinations Aggressive Fund     assets

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Investor           0.13% of the Fund's average daily net                 Same
Destinations Conservative Fund   assets

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Investor           0.13% of the Fund's average daily net                 Same
Destinations Moderate            assets
Fund
-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Investor           0.13% of the Fund's average daily net                 Same
Destinations Moderately          assets
Aggressive Fund

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Investor           0.13% of the Fund's average daily net                 Same
Destinations Moderately          assets
Conservative Fund

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Mid Cap Growth     0.75% on assets up to $200 million;                   Same
Fund                             0.70% for assets of $200 million and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Money Market       0.50% on assets up to $1 billion;                     Same
Fund II                          0.48% on assets of $1 billion and more but
                                 less than $2 billion;
                                 0.46% on assets of $2 billion and more but
                                 less than $5 billion;
                                 0.44% for assets of $5 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Money Market Fund  0.40% on assets up to $1 billion;                     Same
                                 0.38% on assets of $1 billion and more but
                                 less than $2 billion;
                                 0.36% on assets of $2 billion and more but
                                 less than $5 billion;
                                 0.34% for assets of $5 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Nationwide Fund    0.60% on assets up to $250 million;                   Same
                                 0.575% on assets of $250 million or more
                                 but less than $1 billion;
                                 0.55% on assets of $1 billion or more but
                                 less than $2 billion;
                                 0.525% on assets of $2 billion or more but
                                 less than $5 billion;
                                 0.50% for assets of $5 billion or more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Nationwide         0.80% on assets up to $500 million;                   Same
Leaders Fund(1)                  0.70% on the $500 million or more but less
                                 than $2 billion;
                                 0.65% on assets of $2 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT U.S. Growth        0.90% on assets up to $500 million;                   Same
Leaders Fund(1)                  0.80% on assets of $500 million or more
                                 but less than $2 billion;
                                 0.75% on assets of $2 billion and more

-------------------------------- -------------------------------------------- ----------------------
Gartmore GVIT Worldwide          0.90% on assets up to $50 million;                    Same
Leaders Fund(1)                  0.85% for assets of $50 million and more

-------------------------------- -------------------------------------------- ----------------------
JPMorgan GVIT Balanced Fund      0.75% on assets up to $100 million;                   Same
                                 0.70% for assets of $100 million and more

-------------------------------- -------------------------------------------- ----------------------
Van Kampen GVIT Comstock Value   0.80% on assets up to $50 million;                    Same
Fund                             0.65% for assets of $50 million and more
                                 but less than $250 million;
                                 0.60% on assets of $250 million and more
                                 but less than $500 million;
                                 0.55% for assets of $500 million and more

-------------------------------- -------------------------------------------- ----------------------
Van Kampen GVIT Multi Sector     0.75% on assets up to $200 million;                   Same
Bond Fund                        0.70% for assets of $200 million and more

-------------------------------- -------------------------------------------- ----------------------

(1) Performance fees for the Gartmore GVIT Worldwide Leaders Fund; Gartmore GVIT
Global Technology and Communications  Fund; Gartmore GVIT Global Health Sciences
Fund:  Gartmore GVIT  Nationwide  Leaders Fund;  Gartmore GVIT Emerging  Markets
Fund;  Gartmore GVIT International  Growth Fund;  Gartmore GVIT Global Financial
Services Fund;  Gartmore GVIT Global  Utilities  Fund;  Gartmore GVIT Developing
Markets Fund:

The base advisory fee for each of these Funds,  as set forth above,  is adjusted each quarter  beginning one year after  implementation  of the Performance  Fee, depending upon a Fund's  investment  performance for the 12 months preceding the end of that month  relative to the  investment  performance  of each  respective
Fund's  benchmark as listed below. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint,  based upon whether a Fund has out-performed or under-performed its respective  benchmark (using the performance  of each such Fund's Class III Shares to  measure),  by more or less than a maximum of 500 basis points over the preceding rolling 12 month period as follows:

     +/- 100 bps under/outperformance                         +/- 2bps
     +/- 200 bps under/outperformance                         +/- 4bps
     +/- 300 bps under/outperformance                         +/- 6bps
     +/- 400 bps under/outperformance                         +/- 8bps
     +/- 500 bps or more under/outperformance                 +/- 10bps

The  investment  performance  of each Fund will be the sum of: (1) the change in each  Fund's  value  during  such  period;  (2) the  value  of the  Fund's  cash distributions  (from net income and  realized net gains)  having an  ex-dividend date  during such  calculation  period;  and (3) the value of any capital  gains taxes paid or accrued during such calculation period for undistributed  realized long-term  capital  gains  from  the  Fund.  For  this  purpose,  the  value  of distributions  per share of realized  capital gains, of dividends per share paid from  investment  income and of capital gains taxes per share  reinvested in the
Fund will be the Fund's  value in effect at the close of  business on the record date for the payment of such  distributions  and the date on which  provision is made for such taxes,  after giving  effect to such  distribution,  dividends and taxes.

A description of the specific  methodology for calculating,  accruing and paying the performance fees for the above-referenced Funds is set forth in Exhibit B to this Agreement.

Benchmark Index Performance:

     The  performance  of each  respective  benchmark  Index  for a  calculation period, expressed as a percentage of each Index, at the beginning of such period will be the sum of: (1) the change in the level of the Index during such period;
and  (2)  the  value,   as  calculated   consistent  with  the  Index,  of  cash
distributions  having an  ex-dividend  date  during  such  period  made by those
companies  whose  securities   comprise  the  Index.  For  this  purpose,   cash
distributions  on the  securities  that comprise the Index will be treated as if they  were  reinvested  in the Index at least as  frequently  as the end of each calendar quarter following payment of the dividend.

Benchmark Indices:

1.   Gartmore GVIT Worldwide Leaders Fund                      MSCI World Index
2.   Gartmore GVIT Global Technology and Communications        Goldman Sachs Technology Composite Index
     Fund
3.   Gartmore GVIT Global Health Sciences Fund                 Goldman Sachs Healthcare Index
4.   Gartmore GVIT Nationwide Leaders Fund                     S&P 500 Index
5.   Gartmore GVIT Emerging Markets Fund                       MSCI Emerging Markets Index
6.   Gartmore GVIT International Growth Fund                   MSCI All Country World Free ex U.S. Index
7.   Gartmore GVIT Global Financial Services Fund              MSCI World Financial Index
8.   Gartmore GVIT Global Utilities Fund                       60% MSCI World Telecom Service Index/40% MSCI
                                                               World Utilities Index
9.     Gartmore GVIT Developing Markets Fund                   MSCI Emerging Markets Index

(2) Performance fee for the Gartmore GVIT U.S. Growth Leaders Fund.

     This base advisory fee listed above is adjusted each quarter, beginning one year after  commencement  of  operations,  depending  on the  Fund's  investment performance for the 36 months  preceding the end of that month,  relative to the investment performance of the Fund's benchmark,  the S&P 500 Index. The base fee is either  increased or decreased by the following  amounts at each  breakpoint, based on whether the Fund has out- or under-performed  the S&P 500 Index by more or less than 1200 basis points over the preceding rolling 36 month period:

     For assets up to $500 million                     +/- 22 basis points
     Next $1.5 billion in assets                       +/- 18 basis points
     Assets of $2 billion and more                     +/- 16 basis points

The investment performance of the Gartmore GVIT U.S. Growth Leaders Fund will be the sum of: (1) the change in the Fund's value during such period; (2) the value of the Fund's cash distributions (from net income and realized net gains) having an ex-dividend  date during such  calculation  period;  and (3) the value of any capital  gains  taxes  paid  or  accrued  during  such  calculation  period  for undistributed  realized long-term capital gains from the Fund. For this purpose, the value of distributions per share of realized capital gains, of dividends per share  paid  from  investment  income  and of  capital  gains  taxes  per  share reinvested in the Fund at the Fund's value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on  which  provision  is made  for  such  taxes,  after  giving  effect  to such distribution, dividends and taxes.

S&P 500 Index Performance:

The  performance of the S&P 500 Index for a calculation  period,  expressed as a percentage of S&P 500 Index, at the beginning of such period will be the sum of:
(1) the change in the level of the S&P 500 Index during such period; and (2) the value, as calculated  consistent  with the S&P 500 Index, of cash  distributions having an  ex-dividend  date during such  period made by those  companies  whose securities  comprise the S&P 500 Index. For this purpose,  cash distributions on the  securities  that comprise the S&P 500 Index will be treated as if they were reinvested  in the S&P 500  Index  at  least  as  frequently  as the end of each calendar quarter following payment of the dividend.

                                                                       EXHIBIT E

                     INVESTMENT ADVISORY FEES PAID TO GMFCT

            The chart below sets forth the investment advisory fees paid by each GMFCT Fund to GMFCT for the fiscal year ended December 31, 2006.  The amount indicated is net of waivers.

------------------------------------------------------------ ----------------------------------------------
                           Fund                                              Advisory Fee
                                                                                  ($)
------------------------------------------------------------ ----------------------------------------------
Federated GVIT High Income Bond Fund
                                                                               $977,109
------------------------------------------------------------ ----------------------------------------------
GVIT Bond Index Fund                                                        Non-operational

------------------------------------------------------------ ----------------------------------------------
GVIT International Index Fund                                                     $0

------------------------------------------------------------ ----------------------------------------------
GVIT International Value Fund                                                 $1,118,594

------------------------------------------------------------ ----------------------------------------------
GVIT Mid Cap Index Fund                                                       $1,054,639

------------------------------------------------------------ ----------------------------------------------
GVIT S&P 500 Index Fund                                                        $288,001

------------------------------------------------------------ ----------------------------------------------
GVIT Small Cap Growth Fund                                                     $536,718

------------------------------------------------------------ ----------------------------------------------
GVIT Small Cap Index Fund                                                   Non-operational

------------------------------------------------------------ ----------------------------------------------
GVIT Small Cap Value Fund                                                     $2,886,078

------------------------------------------------------------ ----------------------------------------------
GVIT Small Company Fund                                                       $4,610,148

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Developing Markets Fund                                         $3,094,011

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Emerging Markets Fund                                           $2,804,479

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Global Financial Services Fund                                   $299,637

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Global Health Sciences Fund                                      $564,802

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Global Technology and Communications Fund                        $337,877

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Global Utilities Fund                                            $275,944

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Government Bond Fund                                            $5,373,333

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Growth Fund                                                     $1,291,456

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT International Growth Fund                                        $603,432

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Investor Destinations Aggressive Fund                            $855,879

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Investor Destinations Conservative Fund                          $394,934

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Investor Destinations Moderate Fund                             $2,658,209

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Investor Destinations Moderately                                $1,970,471
Aggressive Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Investor Destinations Moderately                                 $752,540
Conservative Fund

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Mid Cap Growth Fund                                             $2,139,167

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Money Market Fund II                                            $1,545,988

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Money Market Fund                                               $6,803,331

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Nationwide Fund                                                 $9,778,131

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Nationwide Leaders Fund                                          $200,289

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT U.S. Growth Leaders Fund                                         $606,492

------------------------------------------------------------ ----------------------------------------------
Gartmore GVIT Worldwide Leaders Fund                                           $365,761

------------------------------------------------------------ ----------------------------------------------
JPMorgan GVIT Balanced Fund                                                    $837,013

------------------------------------------------------------ ----------------------------------------------
Van Kampen GVIT Comstock Value Fund                                           $1,038,979

------------------------------------------------------------ ----------------------------------------------
Van Kampen GVIT Multi Sector Bond Fund                                        $1,117,655

------------------------------------------------------------ ----------------------------------------------

                                                                       EXHIBIT F

      FORM OF SUBADVISORY AGREEMENT BETWEEN THE TRUST, NEW GMFCT, AND GMCM

                              SUBADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into effective the 1st day of May, 2007, by and among GARTMORE VARIABLE  INSURANCE TRUST, a Delaware statutory trust (the
"Trust"),  GARTMORE  MUTUAL  FUND  CAPITAL  TRUST  (the  "Adviser")  a  Delaware
statutory trust registered under the Investment Advisers Act of 1940, as amended
(the  "Advisers  Act"),  and  GARTMORE  MORLEY  CAPITAL   MANAGEMENT,   INC.,  a
corporation  organized under the laws of the State of Oregon (the "Subadviser"), and also registered under the Advisers Act.

                                   WITNESSETH:

     WHEREAS,  the Trust is  registered  with the U.S.  Securities  and Exchange
Commission (the "SEC") as an open-end  management  investment  company under the
Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated of the 1st day of May,  2007 (the  "Advisory  Agreement"),  been retained  to act as  investment  adviser  for certain of the series of the Trust that are listed on Exhibit A to this Agreement (each, a "Fund");

     WHEREAS,  the Adviser  represents  that it is willing and  possesses  legal authority to render such services  subject to the terms and conditions set forth in this Agreement;

     WHEREAS,  the  Trust  and the  Adviser  each  represent  that the  Advisory
Agreement  permits  the  Adviser to  delegate  certain  of its duties  under the
Advisory Agreement to other investment advisers,  subject to the requirements of the 1940 Act; and

     WHEREAS,  the  Adviser  desires  to retain  Subadviser  to assist it in the provision  of a  continuous  investment  program for that  portion of the Fund's assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services  subject to the terms and  conditions  set forth in this
Agreement,

     NOW,  THEREFORE,  the parties do mutually agree and promise as follows with respect to each Fund:

     1. Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage that portion or all of the assets of the Fund  that the  Adviser  from  time to time  upon  reasonable  prior  notice allocates  to, and puts under the control of, the  Subadviser  (the  "Subadviser
Assets")  subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement;  and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment  management of the Subadviser  Assets.  It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter  may  act,  as  investment  adviser  to one or more  other  investment companies  and to fiduciary or other  managed  accounts and that the Adviser and the Trust cannot object to such activities.

     2. Duties of Subadviser.

          (a) Investments.  The Subadviser is hereby authorized and directed and hereby agrees,  subject to the stated investment  policies and restrictions of the  Fund  as set  forth  in the  Fund's  prospectus  and  statement  of additional  information  as  currently  in effect and, as soon as practical after the Trust, the Fund or the Adviser  notifies the Subadviser  thereof, as  supplemented  or amended  from time to time  (collectively  referred to hereinafter  as the  "Prospectus")  and  subject to the  directions  of the
     Adviser and the Trust's Board of Trustees, to monitor on a continuous basis the  performance  of the  Subadviser  Assets  and to  conduct a  continuous
     program  of  investment,   evaluation   and,  if   appropriate,   sale  and
     reinvestment  of the Subadviser  Assets.  The Adviser agrees to provide the
     Subadviser  with such  assistance  as may be  reasonably  requested  by the
     Subadviser  in  connection  with the  Subadviser's  activities  under  this
     Agreement, including, without limitation,  providing information concerning the Fund, its funds available,  or to become available,  for investment and generally as to the conditions of the Fund's or the Trust's affairs.

          (b) Compliance with Applicable  Laws and Governing  Documents.  In the performance of its services under this Agreement,  the Subadviser shall act in conformity with the Prospectus and the Trust's Agreement and Declaration
     of Trust and By-Laws as currently in effect and, as soon as practical after the Trust,  the Fund or the Adviser  notifies the  Subadviser  thereof,  as supplemented,  amended  and/or  restated  from  time to time  (referred  to hereinafter as the "Declaration of Trust" and "By-Laws,"  respectively) and with the instructions  and directions  received in writing from the Adviser or the  Trustees  of the Trust and will  conform to, and comply  with,  the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended
     (the  "Code"),  and  all  other  applicable  federal  and  state  laws  and regulations.  Without limiting the preceding sentence, the Adviser promptly shall  notify the  Subadviser  as to any act or omission of the  Subadviser hereunder  that the Adviser  reasonably  deems to  constitute  or to be the basis  of any  noncompliance  or  nonconformance  with  any of the  Trust's
     Declaration of Trust and By-Laws and the Prospectus,  the  instructions and directions  received  in writing  from the  Adviser or the  Trustees of the
     Trust or the 1940 Act, the Code, and all other applicable federal and state laws and  regulations.  Notwithstanding  the  foregoing,  the Adviser shall remain  responsible  for  ensuring  the  Fund's  and  the  Trust's  overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and  regulations  and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely  will  provide  the  Subadviser  with a copy of the  minutes  of the meetings  of the  Board of  Trustees  of the Trust to the  extent  they may affect a Fund or the services of the  Subadviser,  copies of any  financial statements or reports made by a Fund to its  shareholders,  and any further materials or information  which the  Subadviser  may reasonably  request to enable it to perform its functions under this Agreement.

          The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance  with Subchapter M and Section 817(h)
     of the Code. In connection  with such compliance  tests,  the Adviser shall inform the  Subadviser  at least ten (10) business days prior to a calendar quarter  end if the  Subadviser  Assets  are  out of  compliance  with  the diversification  requirements  under either Subchapter M or Section 817(h).
     If the Adviser  notifies the Subadviser that the Subadviser  Assets are not in compliance with such requirements  noted above, the Subadviser will take prompt action to bring the Subadviser  Assets back into  compliance  within the time permitted under the Code thereunder.

          The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund's investment objectives,  policies and restrictions as stated in the Prospectus,  and the Subadviser  shall, in the performance of its duties and obligations  under this Agreement,  manage the Subadviser
     Assets  consistent  with such  changes,  provided that the  Subadviser  has received prompt notice of the  effectiveness of such changes from the Trust or the Adviser.  In addition to such notice,  the Adviser  shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The
     Adviser  acknowledges and will ensure that the Prospectus will at all times be in compliance  with all  disclosure  requirements  under all  applicable federal and state laws and  regulations  relating to the Trust or the Fund, including,  without limitation, the 1940 Act, and the rules and regulations thereunder,  and that the Subadviser  shall have no liability in connection therewith,  except as to the accuracy of material information  furnished in writing by the Subadviser to the Trust or to the Adviser  specifically  for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the
     Adviser in a timely manner such information  relating to the Subadviser and its  relationship  to, and actions  for, the Trust as may be required to be contained in the  Prospectus  or in the Trust's  Registration  Statement on
     Form N-1A.

          (c) Voting of Proxies.  The Adviser hereby delegates to the Subadviser the  Adviser's  discretionary  authority  to  exercise  voting  rights with respect to the  securities and other  investments in the Subadviser  Assets and  authorizes  the  Subadviser  to delegate  further  such  discretionary authority to a designee  identified  in a notice given to the Trust and the
     Adviser. The Subadviser,  including without limitation its designee,  shall have the power to vote,  either in person or by proxy,  all  securities  in which the  Subadviser  Assets may be invested from time to time,  and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect  thereto.  If both the Subadviser and another  entity  managing  assets of the Fund have  invested the Fund's assets in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the Fund's security.

          The Subadviser will establish a written  procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser  will provide the
     Adviser or its designee,  a copy of such  procedure and establish a process for the timely  distribution of the Subadviser's voting record with respect to the Fund's  securities and other  information  necessary for the Fund to complete  information  required  by Form  N-1A  under  the 1940 Act and the
     Securities Act of 1933, as amended (the "Securities  Act"), Form N-PX under the 1940 Act,  and Form  N-CSR  under the  Sarbanes-Oxley  Act of 2002,  as amended, respectively.

          (d) Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and  attorney-infact  for the limited  purposes of executing  account documentation,  agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection  with its  management of the Subadviser  Assets.  The Subadviser agrees  to  provide  the  Adviser  and the  Trust  with  copies of any such agreements executed on behalf of the Adviser or the Trust.

          (e)  Brokerage.   The   Subadviser  is  authorized,   subject  to  the
     supervision  of the Adviser and the plenary  authority of the Trust's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment  and  reinvestment,  including  without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively  "Brokers")
     as  Subadviser  may  elect  and  negotiate  commissions  to be paid on such transactions.  The  Subadviser,  however,  is not  required  to obtain  the consent  of  the  Adviser  or  the  Trust's  Board  of  Trustees  prior  to establishing  any such brokerage  account.  The Subadviser  shall place all orders for the  purchase  and sale of  portfolio  investments  for a Fund's account with Brokers  selected by the Subadviser.  In the selection of such
     Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable  price and execution  available,  except to the extent it may be  permitted  to pay higher  brokerage  commissions  for brokerage and research services, as provided below. In using its reasonable efforts  to  obtain  for a Fund  the most  favorable  price  and  execution available, the Subadviser,  bearing in mind the best interests of each Fund at all times,  shall  consider  all  factors it deems  relevant,  including price,  the size of the  transaction,  the breadth and nature of the market for the  security,  the  difficulty  of the  execution,  the  amount of the commission,  if any,  the  timing of the  transaction,  market  prices  and trends,  the reputation,  experience and financial  stability of the Broker involved,  and the  quality  of  service  rendered  by the  Broker in other transactions.  Notwithstanding  the foregoing,  neither the Trust, the Fund nor the Adviser  shall  instruct  the  Subadviser  to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine,  or as may be mutually agreed to by the  Adviser and the  Subadviser,  the  Subadviser  is  authorized  but not obligated to cause,  and shall not be deemed to have acted unlawfully or to have  breached  any duty created by this  Agreement or otherwise  solely by reason  of its  having  caused,  the  Fund to pay a  Broker  that  provides brokerage and research services (within the meaning of Section 28(e) of the
     Securities  Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment  transaction that is in excess of the amount of  commission  that  another  Broker  would have charged for effecting that  transaction  if, but only if, the Subadviser  determines in good faith that such  commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular  transaction or the overall responsibility of the
     Subadviser with respect to the accounts as to which it exercises investment discretion.

          It is  recognized  that the  services  provided by such Brokers may be useful to the Subadviser in connection  with the  Subadviser's  services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best  interests  of the Fund with respect to the
     Subadviser  Assets  as  well  as  other  clients  of  the  Subadviser,  the
     Subadviser,  to the extent  permitted by applicable  laws and  regulations, may, but shall be under no obligation  to,  aggregate the  securities to be sold or  purchased  in order to obtain  the most  favorable  price or lower brokerage commissions and efficient execution. In such event, allocation of securities  so sold or purchased,  as well as the expenses  incurred in the transaction,  will be made by the  Subadviser in the manner the  Subadviser considers  to be the most  equitable  and  consistent  with  its  fiduciary obligations to each Fund and to such other clients.  It is recognized  that in some  cases,  this  procedure  may  adversely  affect  the price paid or received  by the  Fund  or the  size of the  position  obtainable  for,  or disposed of by, the Fund with respect to the Subadviser Assets.

          (f) Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund;  provided,  however,  the
     Subadviser  or  any  affiliated  person  of  the  Subadviser  may  purchase
     securities  or  other   instruments   from  or  sell  securities  or  other
     instruments to the Fund if such transaction is permissible under applicable laws and regulations,  including,  without limitation, the 1940 Act and the
     Advisers Act and the rules and regulations promulgated thereunder.

          The  Subadviser,  on its own  behalf  and with  respect  to its Access
     Persons  (as defined in  subsection  (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics  (which shall comply in all material  respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the  reporting  requirements  of Rule 17j-1,  which may include either (i)  certifying  to the Adviser that the  Subadviser  and its Access
     Persons have complied with the Subadviser's  Code of Ethics with respect to the  Subadviser  Assets  or (ii)  identifying  any  violations  which  have occurred with respect to the Subadviser  Assets.  The Subadviser  will have also submitted its Code of Ethics for its initial  approval by the Board of
     Trustees  no  later  than  the  date of  execution  of this  agreement  and subsequently within six months of any material change thereto.

          (g) Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable  laws and  regulations of all matters hereunder  pertaining  to the  Subadviser  Assets (the  "Fund's  Records"),
     including,   without  limitation,   brokerage  and  other  records  of  all
     securities  transactions.  The  Subadviser  acknowledges  that  the  Fund's
     Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund's  Records under the Advisers Act or other applicable  law and except  that the  Subadviser,  at its own  expense,  is entitled  to make and keep a copy of the Fund's  Records  for its  internal files. The Fund's Records shall be available to the Adviser or the Trust at any time upon reasonable  request during normal business hours and shall be available for  telecopying  promptly to the Adviser during any day that the
     Fund is open for business as set forth in the Prospectus.

          (h) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust  reasonably  may request in good faith, the  Subadviser  will  furnish the  requesting  party  reports on portfolio transactions and reports on the Subadviser  Assets,  all in such reasonable detail as the parties may  reasonably  agree in good faith.  The Subadviser will also  inform the  Adviser in a timely  manner of  material  changes in portfolio  managers  responsible for Subadviser  Assets, any changes in the ownership or management of the  Subadviser,  or of material  changes in the control of the  Subadviser.  Upon the Trust's or the  Adviser's  reasonable request,  the Subadviser  will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets via telephone on a quarterly  basis and on a less frequent basis as agreed upon by the parties in person.

          Subject to the other provisions of this Agreement, the Subadviser will also provide such  information or perform such additional acts with respect to the Subadviser  Assets as are  reasonably  required for the Trust or the
     Adviser to comply with their respective  obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

          (i) Custody  Arrangements.  The Trust or the Adviser  shall notify the
     Subadviser  of the  identities  of its  custodian  banks  and  the  custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser  written  notice of any changes in such  custodian  banks or custody arrangements. The Subadviser shall on each business day provide the
     Adviser and the Trust's  custodian such  information as the Adviser and the
     Trust's  custodian  may  reasonably  request in good faith  relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian  banks to (A) carry  out all  investment  instructions  as may be directed by the  Subadviser  with respect to the  Subadviser  Assets (which instructions may be orally given if confirmed in writing);  and (B) provide
     the  Subadviser  with  all  operational   information   necessary  for  the
     Subadviser  to trade the  Subadviser  Assets  on  behalf  of the Fund.  The
     Subadviser  shall  have no  liability  for the  acts  or  omissions  of the authorized  custodian(s),  unless  such act or  omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

     3. Independent  Contractor.  In the performance of its services  hereunder, the  Subadviser is and shall be an independent  contractor and unless  otherwise expressly  provided  herein or otherwise  authorized  in writing,  shall have no authority to act for or represent the Fund,  the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

     4. Expenses.  During the term of this  Agreement,  Subadviser  will pay all expenses  incurred by it in connection with its activities under this Agreement.
The Subadviser shall, at its sole expense,  employ or associate itself with such persons as it believes to be  particularly  fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust's,  the Fund's or Adviser's expenses,  which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage  commissions and other  transaction  charges,  if any) purchased for a
Fund and any losses  incurred in  connection  therewith,  expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock  borrowed  to cover a short sale and  interest,  fees or other  charges incurred in connection with leverage and related  borrowings with respect to the
Subadviser Assets,  organizational and offering expenses (which include, but are not limited to,  out-of-pocket  expenses,  but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental  fees; dues and expenses  incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials,  prospectuses,  stock certificates and distribution of dividends;  charges of the Fund's custodians and sub-custodians,  administrators and sub-administrators,  registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any;  registration  and filing fees of the SEC;  expenses of registering or qualifying securities of the Fund for sale in the various states;
freight  and  other  charges  in  connection  with the  shipment  of the  Fund's portfolio securities;  fees and expenses of non-interested Trustees; salaries of shareholder  relations  personnel;  costs of shareholders  meetings;  insurance;
interest;   brokerage   costs;   and  litigation  and  other   extraordinary  or
non-recurring  expenses.  The Trust or the  Adviser,  as the case may be,  shall reimburse the  Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The
Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. Compensation.  For the services provided pursuant to this Agreement, the
Subadviser is entitled to the fee listed for the Fund on Exhibit A hereto.  Such fees will be computed  daily and paid no later than the seventh  (7th)  business day following the end of each month,  from the Adviser or the Trust,  calculated at an annual rate based on the Subadviser Assets' average daily net assets.

     The method of determining the net asset value of the Subadviser  Assets for purposes  hereof shall be the same as the method of determining  net asset value for purposes of establishing  the offering and redemption price of the shares of the Trust as  described in the Fund's  Prospectus.  If this  Agreement  shall be effective for only a portion of a month with respect to the Fund,  the aforesaid fee shall be prorated for the portion of such month during which this  Agreement is in effect for the Fund.

     6. Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

          (a) The  Subadviser is  registered as an investment  adviser under the
     Advisers Act;

          (b) The Subadviser is registered as a Commodity  Trading Advisor under the  Commodity  Exchange  Act, as amended (the "CEA"),  with the  Commodity
     Futures Trading  Commission  (the "CFTC"),  or is not required to file such registration;

          (c) The  Subadviser  is a  corporation  duly  organized  and  properly registered  and  operating  under the laws of the State of Oregon  with the power to own and possess its assets and carry on its  business as it is now being conducted and as proposed to be conducted hereunder;

          (d) The execution,  delivery and performance by the Subadviser of this
     Agreement are within the Subadviser's  powers and have been duly authorized by all necessary  actions of its directors or  shareholders,  and no action by, or in respect of, or filing  with,  any  governmental  body,  agency or official is required on the part of the Subadviser for execution,  delivery and  performance  by the Subadviser of this  Agreement,  and the execution, delivery  and  performance  by the  Subadviser  of  this  Agreement  do not contravene or constitute a violation of, or a material  default under,  (i)
     any provision of applicable law, rule or regulation,  (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

          (e) The Form ADV of the Subadviser  previously provided to the Adviser and the Trust is a true and complete copy of the form,  including that part or parts of the Form ADV filed with the SEC, that part or parts  maintained in the  records  of the  Adviser,  and/or  that part or parts  provided  or offered to clients,  in each case as required  under the  Advisers  Act and rules  thereunder,  and the information  contained  therein is accurate and complete in all  material  respects and does not omit to state any material fact  necessary  in  order  to make the  statements  made,  in light of the circumstances under which they were made, not misleading.

     7.  Representations  and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

          (a) The  Adviser is  registered  as an  investment  adviser  under the
     Advisers Act;

          (b) The Adviser has filed a notice of exemption  pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures  Association or is not
     required to file such exemption;

          (c) The  Adviser  is a  business  trust  duly  organized  and  validly existing  under the laws of the State of Delaware with the power to own and possess its assets and carry on its  business as it is now being  conducted and as proposed to be conducted hereunder;

          (d) The  execution,  delivery and  performance  by the Adviser of this
     Agreement are within the Adviser's  powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder,  and no action  by, or in  respect  of,  or  filing  with,  any governmental  body,  agency  or  official  is  required  on the part of the
     Adviser for the execution,  delivery and performance by the Adviser of this
     Agreement,  and the execution,  delivery and  performance by the Adviser of this  Agreement  do not  contravene  or  constitute  a  violation  of, or a material  default  under,  (i) any  provision of  applicable  law,  rule or
     regulation,   (ii)  the  Adviser's  governing  instruments,  or  (iii)  any agreement,  judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) The Form ADV of the Adviser previously  provided to the Subadviser and the Trust is a true and complete copy of the form,  including that part or parts of the Form ADV filed with the SEC, that part or parts  maintained in the  records  of the  Adviser,  and/or  that part or parts  provided  or offered to clients,  in each case as required  under the  Advisers  Act and rules  thereunder,  and the information  contained  therein is accurate and complete in all  material  respects and does not omit to state any material fact  necessary  in  order  to make the  statements  made,  in light of the circumstances under which they were made, not misleading;

          (f)  The  Adviser   acknowledges  that  it  received  a  copy  of  the
     Subadviser's Form ADV prior to the execution of this Agreement; and

          (g) The  Adviser  and the Trust have duly  entered  into the  Advisory
     Agreement  pursuant to which the Trust  authorized  the Adviser to delegate certain of its duties  under the  Advisory  Agreement  to other  investment advisers,  including  without  limitation,  the appointment of a subadviser with respect to assets of each of the Trust's mutual fund series, including
     without   limitation  the  Adviser's  entering  into  and  performing  this
     Agreement.

     8.  Representations  and Warranties of the Trust.  The Trust represents and warrants to the Adviser and the Subadviser as follows:

          (a) The Trust is a statutory  trust duly  formed and validly  existing under the laws of the State of  Delaware  with the power to own and possess its assets and carry on its  business as it is now being  conducted  and as proposed to be conducted hereunder;

          (b) The Trust is registered  as an  investment  company under the 1940
     Act and has elected to qualify and has  qualified,  together with the Fund, as a regulated investment company under the Code, and the Fund's shares are registered under the Securities Act;

          (c) The  execution,  delivery  and  performance  by the  Trust of this
     Agreement  are within the Trust's  powers and have been duly  authorized by all  necessary  action on the part of the Trust and its Board of  Trustees, and no action by, or in respect of, or filing with, any governmental  body, agency or official is required on the part of the Trust for the  execution, delivery  and  performance  by the  Adviser  of  this  Agreement,  and  the execution,  delivery and  performance by the Trust of this Agreement do not contravene  or  constitute a default  under (i) any provision of applicable law, rule or regulation,  (ii) the Trust's governing instruments,  or (iii)
     any agreement,  judgment,  injunction,  order,  decree or other  instrument binding upon the Trust; and

          (d) The Trust acknowledges that it received a copy of the Subadviser's
     Form ADV prior to the execution of this Agreement.

     9. Survival of Representations and Warranties;  Duty to Update Information.
All representations  and warranties made by the Subadviser,  the Adviser and the
Trust  pursuant to the  recitals  above and  Sections 6, 7 and 8,  respectively, shall survive for the duration of this  Agreement  and the parties  hereto shall promptly  notify  each  other in  writing  upon  becoming  aware that any of the foregoing  representations  and warranties are no longer true or accurate in all material effects.

     10. Liability and Indemnification.

          (a)  Liability.  The  Subadviser  shall  exercise its best judgment in rendering its services in accordance with the terms of this Agreement,  but otherwise,  in the  absence  of  willful  misfeasance,  bad  faith or gross negligence  on the part of the  Subadviser  or a reckless  disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if  any,  who  within  the  meaning  of the  Securities  Act  controls  the
     Subadviser  ("Controlling  Persons"),  if any,  shall not be subject to any expenses or liability to the Adviser,  any other  subadviser to a Fund, the
     Trust or a Fund or any of a Fund's  shareholders,  in  connection  with the matters to which this Agreement  relates,  including without limitation for any  losses  that may be  sustained  in the  purchase,  holding  or sale of
     Subadviser  Assets.  The  Adviser  shall  exercise  its  best  judgment  in rendering its  obligations in accordance  with the terms of this Agreement, but otherwise  (except as set forth in Section 10(c) below), in the absence of willful  misfeasance,  bad faith or gross  negligence on the part of the
     Adviser or a reckless disregard of its duties hereunder,  the Adviser,  any of its Affiliates and each of the Adviser's  Controlling  Persons,  if any, shall not be subject to any  liability  to the  Subadviser,  for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be  sustained in the  purchase,  holding or sale of
     Subadviser  Assets.  Notwithstanding  the  foregoing,  nothing herein shall relieve the Adviser and the Subadviser from any of their  obligations under applicable  law,  including,  without  limitation,  the  federal  and state securities laws and the CEA.

          (b)  Indemnification.  The Subadviser shall indemnify the Adviser, the
     Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses,  including  without  limitation  reasonable attorneys' fees and expenses,  which the Adviser, the Trust and/or the Fund and their  respective  Affiliates and Controlling  Persons may sustain as a
     result  of  the  Subadviser's   willful   misfeasance,   bad  faith,  gross
     negligence,  reckless  disregard  of its duties  hereunder  or violation of applicable  law,  including,  without  limitation,  the  federal  and state securities laws or the CEA. The Adviser shall indemnify the Subadviser, its
     Affiliates  and its  Controlling  Persons,  for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be  sustained as a result of the  Adviser's  willful  misfeasance,  bad faith,  gross  negligence,  reckless  disregard of its duties  hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

          The Trust shall  indemnify  the  Subadviser,  its  Affiliates  and its
     Controlling  Persons,  for any liability and  expenses,  including  without limitation reasonable attorneys' fees and expenses,  which may be sustained
     as  a  result  of  the  Trust's  willful  misfeasance,   bad  faith,  gross
     negligence,  reckless  disregard  of its duties  hereunder  or violation of applicable  law,  including,  without  limitation,  the  federal  and state securities laws or the CEA.

          (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the  Adviser  or any  other  subadviser  to a Fund with  respect  to the portion of the assets of that Fund not managed by Subadviser,  or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited  to, a failure  of the  Adviser  to provide  accurate  and  current information  with respect to any records  maintained  by the Adviser or any other  subadviser to a Fund,  which  records are not also  maintained by or otherwise available to the Subadviser upon reasonable request.  The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(b) of this Agreement. The
     Adviser shall  indemnify the  Subadviser,  its Affiliates  and  Controlling
     Persons from any liability  arising from the conduct of the Adviser and any other  subadviser  with  respect to the  portion  of the Fund's  assets not allocated to the Subadviser.

     11. Duration and Termination.

          (a) Duration. Unless sooner terminated,  this Agreement shall continue until May 1,  2008,  with  respect  to any Fund  covered  by the  Agreement initially  and for an initial  two-year  period  for any Fund  subsequently added to the Agreement,  and thereafter  shall continue  automatically  for successive  annual  periods with respect to each such Fund,  provided  such continuance is specifically approved at least annually by the Trust's Board of  Trustees  or vote of the  lesser  of (a) 67% of the  shares of the Fund represented  at a meeting if  holders  of more than 50% of the  outstanding shares of the Fund are  present  in person or by proxy or (b) more than 50%
     of the  outstanding  shares of the Fund;  provided that in either event its continuance  also is approved by a majority of the Trust's Trustees who are not "interested  persons" (as defined in the 1940 Act) of any party to this
     Agreement,  by vote cast in person at a meeting  called for the  purpose of voting on such approval.

          (b)  Termination.  Notwithstanding  whatever may be provided herein to the contrary,  this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

               (i) By vote of a majority of the Trust's Board of Trustees, or by
          "vote of a majority of the outstanding  voting securities" of the Fund
          (as defined in the 1940 Act),  or by the Adviser,  in each case,  upon not more than 60 days' written notice to the Subadviser;

               (ii) By any party hereto  immediately  upon written notice to the other  parties  in the  event of a  breach  of any  provision  of this
          Agreement by either of the other parties; or

               (iii)  By the  Subadviser  upon not  more  than 60 days'  written notice to the Adviser and the Trust.

     This  Agreement  shall not be assigned (as such term is defined in the 1940
     Act) and shall  terminate  automatically  in the event of its assignment or upon the termination of the Advisory Agreement.

     12.   Duties  of  the  Adviser.   The  Adviser   shall   continue  to  have
responsibility  for all  services  to be  provided  to the Fund  pursuant to the
Advisory Agreement and shall oversee and review the Subadviser's  performance of its duties  under this  Agreement.  Nothing  contained in this  Agreement  shall obligate the Adviser to provide any funding or other  support for the purpose of directly or indirectly promoting investments in the Fund.

     13. Reference to Adviser and Subadviser.

          (a)  Neither the  Adviser  nor any  Affiliate  or agent of the Adviser shall  make  reference  to or use  the  name  of  Subadviser  or any of its
     Affiliates,  or any of their  clients,  except  references  concerning  the identity  of and  services  provided  by the  Subadviser  to a Fund,  which references  shall not  differ  in  substance  from  those  included  in the
     Prospectus and this Agreement,  in any advertising or promotional materials without  the prior  approval of  Subadviser,  which  approval  shall not be unreasonably  withheld or delayed.  The Adviser  hereby  agrees to make all reasonable  efforts to cause the Fund and any Affiliate  thereof to satisfy the foregoing obligation.

          (b) Neither the Subadviser nor any Affiliate or agent of it shall make reference  to or use the name of the Adviser or any of its  Affiliates,  or any of their  clients,  except  references  concerning  the identity of and services  provided  by the  Adviser to a Fund or to the  Subadviser,  which references  shall not  differ  in  substance  from  those  included  in the
     Prospectus and this Agreement,  in any advertising or promotional materials without  the  prior  approval  of  Adviser,  which  approval  shall  not be unreasonably  withheld or delayed. The Subadviser hereby agrees to make all reasonable  efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

     14.  Amendment.  This  Agreement  may be amended  by mutual  consent of the parties, provided that the terms of any material amendment shall be approved by:
(a) the Trust's Board of Trustees or by a vote of a majority of the  outstanding voting  securities of the Funds (as required by the 1940 Act),  and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this  Agreement  cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     15.  Confidentiality.  Subject to the duties of the Adviser,  the Trust and the  Subadviser  to comply  with  applicable  law,  including  any demand of any regulatory or taxing  authority  having  jurisdiction,  the parties hereto shall treat as confidential and shall not disclose any and all information  pertaining to the Fund and the  actions  of the  Subadviser,  the  Adviser  and the Fund in respect thereof; except to the extent:

          (a)  Authorized.   The  Adviser  or  the  Trust  has  authorized  such
     disclosure;

          (b) Court or Regulatory  Authority.  Disclosure of such information is expressly  required or requested by a court or other  tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

          (c) Publicly Known Without Breach.  Such information  becomes known to the  general  public  without  a  breach  of this  Agreement  or a  similar confidential disclosure agreement regarding such information;

          (d) Already  Known.  Such  information  already was known by the party prior to the date hereof;

          (e) Received From Third Party.  Such  information  was or is hereafter rightfully  received by the party from a third party  (expressly  excluding the Fund's custodian,  prime broker and administrator)  without restriction on its  disclosure  and without  breach of this  Agreement  or of a similar confidential disclosure agreement regarding them; or

          (f) Independently  Developed.  The party independently  developed such information.

     16. Notice.  Any notice that is required to be given by the parties to each other  under the terms of this  Agreement  shall be in  writing,  delivered,  or mailed  postpaid  to  the  other  parties,  or  transmitted  by  facsimile  with acknowledgment  of  receipt,  to the  parties  at  the  following  addresses  or facsimile  numbers,  which may from time to time be  changed  by the  parties by notice to the other party:

          (a)  If to the Subadviser:

               Gartmore Morley Capital Management, Inc.
               1200 River Road
               Conshohocken, Pennsylvania 19428
               Attention: Legal Department.
               Facsimile: (484) 530-1323

          (b)  If to the Adviser:

               Gartmore Mutual Fund Capital Trust
               1200 River Road
               Conshohocken, PA, 19428
               Attention: Legal Department
               Facsimile: (484) 530-1323

          (c)  If to the Trust:

               Gartmore Variable Insurance Trust
               1200 River Road
               Conshohocken, PA 19428
               Attention: Legal Department
               Facsimile: (484) 530-1323

     17.  Jurisdiction.  This  Agreement  shall be governed by and  construed in accordance with substantive  laws of the State of Delaware without  reference to choice of law  principles  thereof and in  accordance  with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     18.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts,  each of which  shall be deemed an  original,  all of which  shall together constitute one and the same instrument.

     19. Certain  Definitions.  For the purposes of this Agreement and except as
otherwise  provided  herein,   "interested  person,"  "affiliated  person,"  and
"assignment" shall have their respective  meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     21. Severability.  If any provision of this Agreement shall be held or made invalid by a court  decision or  applicable  law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     22.  Entire  Agreement.   This  Agreement,   together  with  all  exhibits,
attachments and appendices,  contains the entire  understanding and agreement of the parties with respect to the subject matter hereof.

     23. Gartmore Variable Insurance Trust and its Trustees. The terms "Gartmore
Variable  Insurance  Trust" and the  "Trustees  of Gartmore  Variable  Insurance
Trust" refer respectively to the Trust created and the Trustees, as trustees but not  individually or personally,  acting from time to time under the Declaration of Trust made and dated as of September  30, 2004, as has been or may be amended and/or restated from time to time, and to which reference is hereby made.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the day and year first written above.

                                TRUST
                                GARTMORE VARIABLE INSURANCE TRUST

                                By:
                                Name:
                                Title:

                                ADVISER
                                GARTMORE MUTUAL FUND CAPITAL TRUST

                                By:
                                Name:
                                Title:

                                SUBADVISER
                                GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

                                 By:_
                                 Name:

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                                     BETWEEN
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                        GARTMORE VARIABLE INSURANCE TRUST
                  AND GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

                             Effective May 1, 2007*

     Funds of the Trust                                Advisory Fees

Gartmore GVIT Enhanced Income Fund        0.10% on assets up to $500 million
                                          0.0975 % on assets of $500 million and more but less than $1 billion
                                          0.0925% on assets of $1 billion and more but less than $3
                                          billion

*As approved at the January 11, 2007 Board Meeting

                                    EXHIBIT B
                           SUBADVISORY AGREEMENT AMONG
                       GARTMORE VARIABLE INSURANCE TRUST,
                     GARTMORE MUTUAL FUND CAPITAL TRUST and
                    GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

                              Effective May 1, 2007

In connection  with securities  transactions  for a Fund, the Subadviser that is
(or whose  affiliated  person is) entering into the  transaction,  and any other investment  manager that is advising an affiliate of the Fund (or portion of the
Fund)  (collectively,  the "Managers" for the purposes of this Exhibit) entering into the transaction  are prohibited from consulting with each other  concerning transactions  for the Fund in  securities  or other assets and, if both Managers are  responsible  for  providing  investment  advice to the Fund,  the Manager's responsibility in providing advice is expressly limited to a discrete portion of the Fund's portfolio that it manages.

This prohibition does not apply to  communications  by the Adviser in connection with the  Adviser's  (i)  overall  supervisory  responsibility  for the  general management  and  investment  of the Fund's  assets;  (ii)  determination  of the allocation  of  assets  among  the  Manager(s),  if any;  and  (iii)  investment discretion with respect to the investment of Fund assets not otherwise  assigned to a Manager.

                              TRUST
                              GARTMORE VARIABLE INSURANCE TRUST

                              By:
                              Name:
                              Title:

                              ADVISER
                              GARTMORE MUTUAL FUND CAPITAL TRUST

                              By:
                              Name:
                              Title:

                              SUBADVISER
                              GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

                              By:                  _
                              Name:
                              Title:

                                                                       EXHIBIT G

                                SUBADVISORY FEES

     The  subadvisory  fees  for the  GMCM  Fund  and New  NorthPointe  Fund are provided  below.  Compensation  payable to the Subadviser will be paid by GMFCT.
The following Funds are not  responsible for payment of any subadvisory  fees to the applicable Subadviser.

----------------------------- ---------------------------------- ----------------------------------------
Fund                          Original Subadvisory Fees          New Subadvisory Fees

----------------------------- ---------------------------------- ----------------------------------------
Gartmore GVIT Enhanced        N/A                                0.10% on assets up to $500 million;
Income Fund                                                      0.0975 % on assets of $500 million and
                                                                 more but less than $1 billion;
                                                                 0.0925% on assets of $1 billion and
                                                                 more but less than $3 billion

----------------------------- ---------------------------------- ----------------------------------------
GVIT Mid Cap Growth Fund      N/A                                0.45% on assets up to $100 million;
                                                                 0.45% on assets of $100 million and
                                                                 more but less than $375 million;
                                                                 0.40% on assets of $375 million or more

----------------------------- ---------------------------------- ----------------------------------------

                                                                       EXHIBIT H

   FORM OF SUBADVISORY AGREEMENT BETWEEN THE TRUST, NEW GMFCT, AND NORTHPOINTE

                              SUBADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into effective the 1st day of May, 2007, by and among GARTMORE VARIABLE  INSURANCE TRUST, a Delaware statutory trust (the
"Trust"),  GARTMORE  MUTUAL  FUND  CAPITAL  TRUST  (the  "Adviser")  a  Delaware
statutory trust registered under the Investment Advisers Act of 1940, as amended
(the "Advisers Act"), and NORTHPOINTE CAPITAL,  LLC, a limited liability company under the laws of the State of Oregon (the  "Subadviser"),  and also  registered under the Advisers Act.

                                   WITNESSETH:

     WHEREAS,  the Trust is  registered  with the U.S.  Securities  and Exchange
Commission (the "SEC") as an open-end  management  investment  company under the
Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated of the 1st day of May,  2007 (the  "Advisory  Agreement"),  been retained  to act as  investment  adviser  for certain of the series of the Trust that are listed on Exhibit A to this Agreement (each, a "Fund");

     WHEREAS,  the Adviser  represents  that it is willing and  possesses  legal authority to render such services  subject to the terms and conditions set forth in this Agreement;

     WHEREAS,  the  Trust  and the  Adviser  each  represent  that the  Advisory
Agreement  permits  the  Adviser to  delegate  certain  of its duties  under the
Advisory Agreement to other investment advisers,  subject to the requirements of the 1940 Act; and

     WHEREAS,  the  Adviser  desires  to retain  Subadviser  to assist it in the provision  of a  continuous  investment  program for that  portion of the Fund's assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services  subject to the terms and  conditions  set forth in this
Agreement,

     NOW,  THEREFORE,  the parties do mutually agree and promise as follows with respect to each Fund:

     1. Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage that portion or all of the assets of the Fund  that the  Adviser  from  time to time  upon  reasonable  prior  notice allocates  to, and puts under the control of, the  Subadviser  (the  "Subadviser
Assets")  subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement;  and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment  management of the Subadviser  Assets.  It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter  may  act,  as  investment  adviser  to one or more  other  investment companies  and to fiduciary or other  managed  accounts and that the Adviser and the Trust cannot object to such activities.

     2. Duties of Subadviser.

          (a) Investments.  The Subadviser is hereby authorized and directed and hereby agrees,  subject to the stated investment  policies and restrictions of the  Fund  as set  forth  in the  Fund's  prospectus  and  statement  of additional  information  as  currently  in effect and, as soon as practical after the Trust, the Fund or the Adviser  notifies the Subadviser  thereof, as  supplemented  or amended  from time to time  (collectively  referred to hereinafter  as the  "Prospectus")  and  subject to the  directions  of the
     Adviser and the Trust's Board of Trustees, to monitor on a continuous basis the  performance  of the  Subadviser  Assets  and to  conduct a  continuous
     program  of  investment,   evaluation   and,  if   appropriate,   sale  and
     reinvestment  of the Subadviser  Assets.  The Adviser agrees to provide the
     Subadviser  with such  assistance  as may be  reasonably  requested  by the
     Subadviser  in  connection  with the  Subadviser's  activities  under  this
     Agreement, including, without limitation,  providing information concerning the Fund, its funds available,  or to become available,  for investment and generally as to the conditions of the Fund's or the Trust's affairs.

          (b) Compliance with Applicable  Laws and Governing  Documents.  In the performance of its services under this Agreement,  the Subadviser shall act in conformity with the Prospectus and the Trust's Agreement and Declaration
     of Trust and By-Laws as currently in effect and, as soon as practical after the Trust,  the Fund or the Adviser  notifies the  Subadviser  thereof,  as supplemented,  amended  and/or  restated  from  time to time  (referred  to hereinafter as the "Declaration of Trust" and "By-Laws,"  respectively) and with the instructions  and directions  received in writing from the Adviser or the  Trustees  of the Trust and will  conform to, and comply  with,  the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended
     (the  "Code"),  and  all  other  applicable  federal  and  state  laws  and regulations.  Without limiting the preceding sentence, the Adviser promptly shall  notify the  Subadviser  as to any act or omission of the  Subadviser hereunder  that the Adviser  reasonably  deems to  constitute  or to be the basis  of any  noncompliance  or  nonconformance  with  any of the  Trust's
     Declaration of Trust and By-Laws and the Prospectus,  the  instructions and directions  received  in writing  from the  Adviser or the  Trustees of the
     Trust or the 1940 Act, the Code, and all other applicable federal and state laws and  regulations.  Notwithstanding  the  foregoing,  the Adviser shall remain  responsible  for  ensuring  the  Fund's  and  the  Trust's  overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and  regulations  and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely  will  provide  the  Subadviser  with a copy of the  minutes  of the meetings  of the  Board of  Trustees  of the Trust to the  extent  they may affect a Fund or the services of the  Subadviser,  copies of any  financial statements or reports made by a Fund to its  shareholders,  and any further materials or information  which the  Subadviser  may reasonably  request to enable it to perform its functions under this Agreement.

          The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance  with Subchapter M and Section 817(h)
     of the Code. In connection  with such compliance  tests,  the Adviser shall inform the  Subadviser  at least ten (10) business days prior to a calendar quarter  end if the  Subadviser  Assets  are  out of  compliance  with  the diversification  requirements  under either Subchapter M or Section 817(h).
     If the Adviser  notifies the Subadviser that the Subadviser  Assets are not in compliance with such requirements  noted above, the Subadviser will take prompt action to bring the Subadviser  Assets back into  compliance  within the time permitted under the Code thereunder.

          The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund's investment objectives,  policies and restrictions as stated in the Prospectus,  and the Subadviser  shall, in the performance of its duties and obligations  under this Agreement,  manage the Subadviser
     Assets  consistent  with such  changes,  provided that the  Subadviser  has received prompt notice of the  effectiveness of such changes from the Trust or the Adviser.  In addition to such notice,  the Adviser  shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The
     Adviser  acknowledges and will ensure that the Prospectus will at all times be in compliance  with all  disclosure  requirements  under all  applicable federal and state laws and  regulations  relating to the Trust or the Fund, including,  without limitation, the 1940 Act, and the rules and regulations thereunder,  and that the Subadviser  shall have no liability in connection therewith,  except as to the accuracy of material information  furnished in writing by the Subadviser to the Trust or to the Adviser  specifically  for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the
     Adviser in a timely manner such information  relating to the Subadviser and its  relationship  to, and actions  for, the Trust as may be required to be contained in the  Prospectus  or in the Trust's  Registration  Statement on
     Form N-1A.

          (c) Voting of Proxies.  The Adviser hereby delegates to the Subadviser the  Adviser's  discretionary  authority  to  exercise  voting  rights with respect to the  securities and other  investments in the Subadviser  Assets and  authorizes  the  Subadviser  to delegate  further  such  discretionary authority to a designee  identified  in a notice given to the Trust and the
     Adviser. The Subadviser,  including without limitation its designee,  shall have the power to vote,  either in person or by proxy,  all  securities  in which the  Subadviser  Assets may be invested from time to time,  and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect  thereto.  If both the Subadviser and another  entity  managing  assets of the Fund have  invested the Fund's assets in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the Fund's security.

          The Subadviser will establish a written  procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser  will provide the
     Adviser or its designee,  a copy of such  procedure and establish a process for the timely  distribution of the Subadviser's voting record with respect to the Fund's  securities and other  information  necessary for the Fund to complete  information  required  by Form  N-1A  under  the 1940 Act and the
     Securities Act of 1933, as amended (the "Securities  Act"), Form N-PX under the 1940 Act,  and Form  N-CSR  under the  Sarbanes-Oxley  Act of 2002,  as amended, respectively.

          (d) Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and  attorney-infact  for the limited  purposes of executing  account documentation,  agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection  with its  management of the Subadviser  Assets.  The Subadviser agrees  to  provide  the  Adviser  and the  Trust  with  copies of any such agreements executed on behalf of the Adviser or the Trust.

          (e)  Brokerage.   The   Subadviser  is  authorized,   subject  to  the
     supervision  of the Adviser and the plenary  authority of the Trust's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment  and  reinvestment,  including  without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively  "Brokers")
     as  Subadviser  may  elect  and  negotiate  commissions  to be paid on such transactions.  The  Subadviser,  however,  is not  required  to obtain  the consent  of  the  Adviser  or  the  Trust's  Board  of  Trustees  prior  to establishing  any such brokerage  account.  The Subadviser  shall place all orders for the  purchase  and sale of  portfolio  investments  for a Fund's account with Brokers  selected by the Subadviser.  In the selection of such
     Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable  price and execution  available,  except to the extent it may be  permitted  to pay higher  brokerage  commissions  for brokerage and research services, as provided below. In using its reasonable efforts  to  obtain  for a Fund  the most  favorable  price  and  execution available, the Subadviser,  bearing in mind the best interests of each Fund at all times,  shall  consider  all  factors it deems  relevant,  including price,  the size of the  transaction,  the breadth and nature of the market for the  security,  the  difficulty  of the  execution,  the  amount of the commission,  if any,  the  timing of the  transaction,  market  prices  and trends,  the reputation,  experience and financial  stability of the Broker involved,  and the  quality  of  service  rendered  by the  Broker in other transactions.  Notwithstanding  the foregoing,  neither the Trust, the Fund nor the Adviser  shall  instruct  the  Subadviser  to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine,  or as may be mutually agreed to by the  Adviser and the  Subadviser,  the  Subadviser  is  authorized  but not obligated to cause,  and shall not be deemed to have acted unlawfully or to have  breached  any duty created by this  Agreement or otherwise  solely by reason  of its  having  caused,  the  Fund to pay a  Broker  that  provides brokerage and research services (within the meaning of Section 28(e) of the
     Securities  Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment  transaction that is in excess of the amount of  commission  that  another  Broker  would have charged for effecting that  transaction  if, but only if, the Subadviser  determines in good faith that such  commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular  transaction or the overall responsibility of the
     Subadviser with respect to the accounts as to which it exercises investment discretion.

          It is  recognized  that the  services  provided by such Brokers may be useful to the Subadviser in connection  with the  Subadviser's  services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best  interests  of the Fund with respect to the
     Subadviser  Assets  as  well  as  other  clients  of  the  Subadviser,  the
     Subadviser,  to the extent  permitted by applicable  laws and  regulations, may, but shall be under no obligation  to,  aggregate the  securities to be sold or  purchased  in order to obtain  the most  favorable  price or lower brokerage commissions and efficient execution. In such event, allocation of securities  so sold or purchased,  as well as the expenses  incurred in the transaction,  will be made by the  Subadviser in the manner the  Subadviser considers  to be the most  equitable  and  consistent  with  its  fiduciary obligations to each Fund and to such other clients.  It is recognized  that in some  cases,  this  procedure  may  adversely  affect  the price paid or received  by the  Fund  or the  size of the  position  obtainable  for,  or disposed of by, the Fund with respect to the Subadviser Assets.

          (f) Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund;  provided,  however,  the
     Subadviser  or  any  affiliated  person  of  the  Subadviser  may  purchase
     securities  or  other   instruments   from  or  sell  securities  or  other
     instruments to the Fund if such transaction is permissible under applicable laws and regulations,  including,  without limitation, the 1940 Act and the
     Advisers Act and the rules and regulations promulgated thereunder.

          The  Subadviser,  on its own  behalf  and with  respect  to its Access
     Persons  (as defined in  subsection  (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics  (which shall comply in all material  respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the  reporting  requirements  of Rule 17j-1,  which may include either (i)  certifying  to the Adviser that the  Subadviser  and its Access
     Persons have complied with the Subadviser's  Code of Ethics with respect to the  Subadviser  Assets  or (ii)  identifying  any  violations  which  have occurred with respect to the Subadviser  Assets.  The Subadviser  will have also submitted its Code of Ethics for its initial  approval by the Board of
     Trustees  no  later  than  the  date of  execution  of this  agreement  and subsequently within six months of any material change thereto.

          (g) Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable  laws and  regulations of all matters hereunder  pertaining  to the  Subadviser  Assets (the  "Fund's  Records"),
     including,   without  limitation,   brokerage  and  other  records  of  all
     securities  transactions.  The  Subadviser  acknowledges  that  the  Fund's
     Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund's  Records under the Advisers Act or other applicable  law and except  that the  Subadviser,  at its own  expense,  is entitled  to make and keep a copy of the Fund's  Records  for its  internal files. The Fund's Records shall be available to the Adviser or the Trust at any time upon reasonable  request during normal business hours and shall be available for  telecopying  promptly to the Adviser during any day that the
     Fund is open for business as set forth in the Prospectus.

          (h) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust  reasonably  may request in good faith, the  Subadviser  will  furnish the  requesting  party  reports on portfolio transactions and reports on the Subadviser  Assets,  all in such reasonable detail as the parties may  reasonably  agree in good faith.  The Subadviser will also  inform the  Adviser in a timely  manner of  material  changes in portfolio  managers  responsible for Subadviser  Assets, any changes in the ownership or management of the  Subadviser,  or of material  changes in the control of the  Subadviser.  Upon the Trust's or the  Adviser's  reasonable request,  the Subadviser  will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets via telephone on a quarterly  basis and on a less frequent basis as agreed upon by the parties in person.

          Subject to the other provisions of this Agreement, the Subadviser will also provide such  information or perform such additional acts with respect to the Subadviser  Assets as are  reasonably  required for the Trust or the
     Adviser to comply with their respective  obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

          (i) Custody  Arrangements.  The Trust or the Adviser  shall notify the
     Subadviser  of the  identities  of its  custodian  banks  and  the  custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser  written  notice of any changes in such  custodian  banks or custody arrangements. The Subadviser shall on each business day provide the
     Adviser and the Trust's  custodian such  information as the Adviser and the
     Trust's  custodian  may  reasonably  request in good faith  relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian  banks to (A) carry  out all  investment  instructions  as may be directed by the  Subadviser  with respect to the  Subadviser  Assets (which instructions may be orally given if confirmed in writing);  and (B) provide
     the  Subadviser  with  all  operational   information   necessary  for  the
     Subadviser  to trade the  Subadviser  Assets  on  behalf  of the Fund.  The
     Subadviser  shall  have no  liability  for the  acts  or  omissions  of the authorized  custodian(s),  unless  such act or  omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

     3. Independent  Contractor.  In the performance of its services  hereunder, the  Subadviser is and shall be an independent  contractor and unless  otherwise expressly  provided  herein or otherwise  authorized  in writing,  shall have no authority to act for or represent the Fund,  the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

     4. Expenses.  During the term of this  Agreement,  Subadviser  will pay all expenses  incurred by it in connection with its activities under this Agreement.
The Subadviser shall, at its sole expense,  employ or associate itself with such persons as it believes to be  particularly  fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust's,  the Fund's or Adviser's expenses,  which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage  commissions and other  transaction  charges,  if any) purchased for a
Fund and any losses  incurred in  connection  therewith,  expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock  borrowed  to cover a short sale and  interest,  fees or other  charges incurred in connection with leverage and related  borrowings with respect to the
Subadviser Assets,  organizational and offering expenses (which include, but are not limited to,  out-of-pocket  expenses,  but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental  fees; dues and expenses  incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials,  prospectuses,  stock certificates and distribution of dividends;  charges of the Fund's custodians and sub-custodians,  administrators and sub-administrators,  registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any;  registration  and filing fees of the SEC;  expenses of registering or qualifying securities of the Fund for sale in the various states;
freight  and  other  charges  in  connection  with the  shipment  of the  Fund's portfolio securities;  fees and expenses of non-interested Trustees; salaries of shareholder  relations  personnel;  costs of shareholders  meetings;  insurance;
interest;   brokerage   costs;   and  litigation  and  other   extraordinary  or
non-recurring  expenses.  The Trust or the  Adviser,  as the case may be,  shall reimburse the  Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The
Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. Compensation.  For the services provided pursuant to this Agreement, the
Subadviser is entitled to the fee listed for the Fund on Exhibit A hereto.  Such fees will be computed  daily and paid no later than the seventh  (7th)  business day following the end of each month,  from the Adviser or the Trust,  calculated at an annual rate based on the Subadviser Assets' average daily net assets.

     The method of determining the net asset value of the Subadviser  Assets for purposes  hereof shall be the same as the method of determining  net asset value for purposes of establishing  the offering and redemption price of the shares of the Trust as  described in the Fund's  Prospectus.  If this  Agreement  shall be effective for only a portion of a month with respect to the Fund,  the aforesaid fee shall be prorated for the portion of such month during which this  Agreement is in effect for the Fund.

     6. Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

          (a) The  Subadviser is  registered as an investment  adviser under the
     Advisers Act;

          (b) The Subadviser is registered as a Commodity  Trading Advisor under the  Commodity  Exchange  Act, as amended (the "CEA"),  with the  Commodity
     Futures Trading  Commission  (the "CFTC"),  or is not required to file such registration;

          (c) The Subadviser is a limited  liability  company duly organized and properly  registered  and  operating  under the laws of the State of Oregon with the power to own and possess  its assets and carry on its  business as it is now being conducted and as proposed to be conducted hereunder;

          (d) The execution,  delivery and performance by the Subadviser of this
     Agreement are within the Subadviser's  powers and have been duly authorized by all necessary  actions of its directors or  shareholders,  and no action by, or in respect of, or filing  with,  any  governmental  body,  agency or official is required on the part of the Subadviser for execution,  delivery and  performance  by the Subadviser of this  Agreement,  and the execution, delivery  and  performance  by the  Subadviser  of  this  Agreement  do not contravene or constitute a violation of, or a material  default under,  (i)
     any provision of applicable law, rule or regulation,  (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

          (e) The Form ADV of the Subadviser  previously provided to the Adviser and the Trust is a true and complete copy of the form,  including that part or parts of the Form ADV filed with the SEC, that part or parts  maintained in the  records  of the  Adviser,  and/or  that part or parts  provided  or offered to clients,  in each case as required  under the  Advisers  Act and rules  thereunder,  and the information  contained  therein is accurate and complete in all  material  respects and does not omit to state any material fact  necessary  in  order  to make the  statements  made,  in light of the circumstances under which they were made, not misleading.

     7.  Representations  and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

          (a) The  Adviser is  registered  as an  investment  adviser  under the
     Advisers Act;

          (b) The Adviser has filed a notice of exemption  pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures  Association or is not
     required to file such exemption;

          (c) The  Adviser  is a  business  trust  duly  organized  and  validly existing  under the laws of the State of Delaware with the power to own and possess its assets and carry on its  business as it is now being  conducted and as proposed to be conducted hereunder;

          (d) The  execution,  delivery and  performance  by the Adviser of this
     Agreement are within the Adviser's  powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder,  and no action  by, or in  respect  of,  or  filing  with,  any governmental  body,  agency  or  official  is  required  on the part of the
     Adviser for the execution,  delivery and performance by the Adviser of this
     Agreement,  and the execution,  delivery and  performance by the Adviser of this  Agreement  do not  contravene  or  constitute  a  violation  of, or a material  default  under,  (i) any  provision of  applicable  law,  rule or
     regulation,   (ii)  the  Adviser's  governing  instruments,  or  (iii)  any agreement,  judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) The Form ADV of the Adviser previously  provided to the Subadviser and the Trust is a true and complete copy of the form,  including that part or parts of the Form ADV filed with the SEC, that part or parts  maintained in the  records  of the  Adviser,  and/or  that part or parts  provided  or offered to clients,  in each case as required  under the  Advisers  Act and rules  thereunder,  and the information  contained  therein is accurate and complete in all  material  respects and does not omit to state any material fact  necessary  in  order  to make the  statements  made,  in light of the circumstances under which they were made, not misleading;

          (f)  The  Adviser   acknowledges  that  it  received  a  copy  of  the
     Subadviser's Form ADV prior to the execution of this Agreement; and

          (g) The  Adviser  and the Trust have duly  entered  into the  Advisory
     Agreement  pursuant to which the Trust  authorized  the Adviser to delegate certain of its duties  under the  Advisory  Agreement  to other  investment advisers,  including  without  limitation,  the appointment of a subadviser with respect to assets of each of the Trust's mutual fund series, including
     without   limitation  the  Adviser's  entering  into  and  performing  this
     Agreement.

     8.  Representations  and Warranties of the Trust.  The Trust represents and warrants to the Adviser and the Subadviser as follows:

          (a) The Trust is a statutory  trust duly  formed and validly  existing under the laws of the State of  Delaware  with the power to own and possess its assets and carry on its  business as it is now being  conducted  and as proposed to be conducted hereunder;

          (b) The Trust is registered  as an  investment  company under the 1940
     Act and has elected to qualify and has  qualified,  together with the Fund, as a regulated investment company under the Code, and the Fund's shares are registered under the Securities Act;

          (c) The  execution,  delivery  and  performance  by the  Trust of this
     Agreement  are within the Trust's  powers and have been duly  authorized by all  necessary  action on the part of the Trust and its Board of  Trustees, and no action by, or in respect of, or filing with, any governmental  body, agency or official is required on the part of the Trust for the  execution, delivery  and  performance  by the  Adviser  of  this  Agreement,  and  the execution,  delivery and  performance by the Trust of this Agreement do not contravene  or  constitute a default  under (i) any provision of applicable law, rule or regulation,  (ii) the Trust's governing instruments,  or (iii)
     any agreement,  judgment,  injunction,  order,  decree or other  instrument binding upon the Trust; and

          (d) The Trust acknowledges that it received a copy of the Subadviser's
     Form ADV prior to the execution of this Agreement.

     9. Survival of Representations and Warranties;  Duty to Update Information.
All representations  and warranties made by the Subadviser,  the Adviser and the
Trust  pursuant to the  recitals  above and  Sections 6, 7 and 8,  respectively, shall survive for the duration of this  Agreement  and the parties  hereto shall promptly  notify  each  other in  writing  upon  becoming  aware that any of the foregoing  representations  and warranties are no longer true or accurate in all material effects.

     10. Liability and Indemnification.

          (a)  Liability.  The  Subadviser  shall  exercise its best judgment in rendering its services in accordance with the terms of this Agreement,  but otherwise,  in the  absence  of  willful  misfeasance,  bad  faith or gross negligence  on the part of the  Subadviser  or a reckless  disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if  any,  who  within  the  meaning  of the  Securities  Act  controls  the
     Subadviser  ("Controlling  Persons"),  if any,  shall not be subject to any expenses or liability to the Adviser,  any other  subadviser to a Fund, the
     Trust or a Fund or any of a Fund's  shareholders,  in  connection  with the matters to which this Agreement  relates,  including without limitation for any  losses  that may be  sustained  in the  purchase,  holding  or sale of
     Subadviser  Assets.  The  Adviser  shall  exercise  its  best  judgment  in rendering its  obligations in accordance  with the terms of this Agreement, but otherwise  (except as set forth in Section 10(c) below), in the absence of willful  misfeasance,  bad faith or gross  negligence on the part of the
     Adviser or a reckless disregard of its duties hereunder,  the Adviser,  any of its Affiliates and each of the Adviser's  Controlling  Persons,  if any, shall not be subject to any  liability  to the  Subadviser,  for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be  sustained in the  purchase,  holding or sale of
     Subadviser  Assets.  Notwithstanding  the  foregoing,  nothing herein shall relieve the Adviser and the Subadviser from any of their  obligations under applicable  law,  including,  without  limitation,  the  federal  and state securities laws and the CEA.

          (b)  Indemnification.  The Subadviser shall indemnify the Adviser, the
     Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses,  including  without  limitation  reasonable attorneys' fees and expenses,  which the Adviser, the Trust and/or the Fund and their  respective  Affiliates and Controlling  Persons may sustain as a
     result  of  the  Subadviser's   willful   misfeasance,   bad  faith,  gross
     negligence,  reckless  disregard  of its duties  hereunder  or violation of applicable  law,  including,  without  limitation,  the  federal  and state securities laws or the CEA. The Adviser shall indemnify the Subadviser, its
     Affiliates  and its  Controlling  Persons,  for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be  sustained as a result of the  Adviser's  willful  misfeasance,  bad faith,  gross  negligence,  reckless  disregard of its duties  hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

          The Trust shall  indemnify  the  Subadviser,  its  Affiliates  and its
     Controlling  Persons,  for any liability and  expenses,  including  without limitation reasonable attorneys' fees and expenses,  which may be sustained
     as  a  result  of  the  Trust's  willful  misfeasance,   bad  faith,  gross
     negligence,  reckless  disregard  of its duties  hereunder  or violation of applicable  law,  including,  without  limitation,  the  federal  and state securities laws or the CEA.

          (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the  Adviser  or any  other  subadviser  to a Fund with  respect  to the portion of the assets of that Fund not managed by Subadviser,  or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited  to, a failure  of the  Adviser  to provide  accurate  and  current information  with respect to any records  maintained  by the Adviser or any other  subadviser to a Fund,  which  records are not also  maintained by or otherwise available to the Subadviser upon reasonable request.  The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(b) of this Agreement. The
     Adviser shall  indemnify the  Subadviser,  its Affiliates  and  Controlling
     Persons from any liability  arising from the conduct of the Adviser and any other  subadviser  with  respect to the  portion  of the Fund's  assets not allocated to the Subadviser.

     11. Duration and Termination.

          (a) Duration. Unless sooner terminated,  this Agreement shall continue until [May 1,  2008],  with  respect to any Fund  covered by the  Agreement initially  and for an initial  two-year  period  for any Fund  subsequently added to the Agreement,  and thereafter  shall continue  automatically  for successive  annual  periods with respect to each such Fund,  provided  such continuance is specifically approved at least annually by the Trust's Board of  Trustees  or vote of the  lesser  of (a) 67% of the  shares of the Fund represented  at a meeting if  holders  of more than 50% of the  outstanding shares of the Fund are  present  in person or by proxy or (b) more than 50%
     of the  outstanding  shares of the Fund;  provided that in either event its continuance  also is approved by a majority of the Trust's Trustees who are not "interested  persons" (as defined in the 1940 Act) of any party to this
     Agreement,  by vote cast in person at a meeting  called for the  purpose of voting on such approval.

          (b)  Termination.  Notwithstanding  whatever may be provided herein to the contrary,  this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

                    (i) By vote of a majority of the Trust's  Board of Trustees, or by "vote of a majority of the outstanding  voting  securities"
               of the Fund (as defined in the 1940 Act),  or by the Adviser,  in each  case,  upon not more  than 60 days'  written  notice to the
               Subadviser;

                    (ii) By any party hereto  immediately upon written notice to the other  parties in the event of a breach of any  provision  of this Agreement by either of the other parties; or

                    (iii) By the Subadviser  upon not more than 60 days' written notice to the Adviser and the Trust.

     This  Agreement  shall not be assigned (as such term is defined in the 1940
     Act) and shall  terminate  automatically  in the event of its assignment or upon the termination of the Advisory Agreement.

     12.   Duties  of  the  Adviser.   The  Adviser   shall   continue  to  have
responsibility  for all  services  to be  provided  to the Fund  pursuant to the
Advisory Agreement and shall oversee and review the Subadviser's  performance of its duties  under this  Agreement.  Nothing  contained in this  Agreement  shall obligate the Adviser to provide any funding or other  support for the purpose of directly or indirectly promoting investments in the Fund.

     13. Reference to Adviser and Subadviser.

          (a)  Neither the  Adviser  nor any  Affiliate  or agent of the Adviser shall  make  reference  to or use  the  name  of  Subadviser  or any of its
     Affiliates,  or any of their  clients,  except  references  concerning  the identity  of and  services  provided  by the  Subadviser  to a Fund,  which references  shall not  differ  in  substance  from  those  included  in the
     Prospectus and this Agreement,  in any advertising or promotional materials without  the prior  approval of  Subadviser,  which  approval  shall not be unreasonably  withheld or delayed.  The Adviser  hereby  agrees to make all reasonable  efforts to cause the Fund and any Affiliate  thereof to satisfy the foregoing obligation.

          (b) Neither the Subadviser nor any Affiliate or agent of it shall make reference  to or use the name of the Adviser or any of its  Affiliates,  or any of their  clients,  except  references  concerning  the identity of and services  provided  by the  Adviser to a Fund or to the  Subadviser,  which references  shall not  differ  in  substance  from  those  included  in the
     Prospectus and this Agreement,  in any advertising or promotional materials without  the  prior  approval  of  Adviser,  which  approval  shall  not be unreasonably  withheld or delayed. The Subadviser hereby agrees to make all reasonable  efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

     14.  Amendment.  This  Agreement  may be amended  by mutual  consent of the parties, provided that the terms of any material amendment shall be approved by:
(a) the Trust's Board of Trustees or by a vote of a majority of the  outstanding voting  securities of the Funds (as required by the 1940 Act),  and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this  Agreement  cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     15.  Confidentiality.  Subject to the duties of the Adviser,  the Trust and the  Subadviser  to comply  with  applicable  law,  including  any demand of any regulatory or taxing  authority  having  jurisdiction,  the parties hereto shall treat as confidential and shall not disclose any and all information  pertaining to the Fund and the  actions  of the  Subadviser,  the  Adviser  and the Fund in respect thereof; except to the extent:

          (a)  Authorized.   The  Adviser  or  the  Trust  has  authorized  such
     disclosure;

          (b) Court or Regulatory  Authority.  Disclosure of such information is expressly  required or requested by a court or other  tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

          (c) Publicly Known Without Breach.  Such information  becomes known to the  general  public  without  a  breach  of this  Agreement  or a  similar confidential disclosure agreement regarding such information;

          (d) Already  Known.  Such  information  already was known by the party prior to the date hereof;

          (e) Received From Third Party.  Such  information  was or is hereafter rightfully  received by the party from a third party  (expressly  excluding the Fund's custodian,  prime broker and administrator)  without restriction on its  disclosure  and without  breach of this  Agreement  or of a similar confidential disclosure agreement regarding them; or

          (f) Independently  Developed.  The party independently  developed such information.

     16. Notice.  Any notice that is required to be given by the parties to each other  under the terms of this  Agreement  shall be in  writing,  delivered,  or mailed  postpaid  to  the  other  parties,  or  transmitted  by  facsimile  with acknowledgment  of  receipt,  to the  parties  at  the  following  addresses  or facsimile  numbers,  which may from time to time be  changed  by the  parties by notice to the other party:

          (a)  If to the Subadviser:

               NorthPointe Capital, LLC
               101 West Big Beaver Road, Suite 745
               Troy, MI, 48084

          (b)  If to the Adviser:

               Gartmore Mutual Fund Capital Trust
               1200 River Road
               Conshohocken, PA, 19428
               Attention: Legal Department
               Facsimile: (484) 530-1323

          (c)  If to the Trust:

               Gartmore Variable Insurance Trust
               1200 River Road
               Conshohocken, PA 19428
               Attention: Legal Department
               Facsimile: (484) 530-1323

     17.  Jurisdiction.  This  Agreement  shall be governed by and  construed in accordance with substantive  laws of the State of Delaware without  reference to choice of law  principles  thereof and in  accordance  with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

     18.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts,  each of which  shall be deemed an  original,  all of which  shall together constitute one and the same instrument.

     19. Certain  Definitions.  For the purposes of this Agreement and except as
otherwise  provided  herein,   "interested  person,"  "affiliated  person,"  and
"assignment" shall have their respective  meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     21. Severability.  If any provision of this Agreement shall be held or made invalid by a court  decision or  applicable  law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     22.  Entire  Agreement.   This  Agreement,   together  with  all  exhibits,
attachments and appendices,  contains the entire  understanding and agreement of the parties with respect to the subject matter hereof.

     23. Gartmore Variable Insurance Trust and its Trustees. The terms "Gartmore
Variable  Insurance  Trust" and the  "Trustees  of Gartmore  Variable  Insurance
Trust" refer respectively to the Trust created and the Trustees, as trustees but not  individually or personally,  acting from time to time under the Declaration of Trust made and dated as of September  30, 2004, as has been or may be amended and/or restated from time to time, and to which reference is hereby made.

           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the day and year first written above.

                                      TRUST
                                      GARTMORE VARIABLE INSURANCE TRUST

                                      By:
                                      Name:
                                      Title:

                                      ADVISER
                                      GARTMORE MUTUAL FUND CAPITAL TRUST

                                      By:
                                      Name:
                                      Title:

                                      SUBADVISER
                                      NORTHPOINTE CAPITAL, LLC

                                      By:
                                      Name:

                                   EXHIBIT A
                             SUBADVISORY AGREEMENT
                                    BETWEEN
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                       GARTMORE VARIABLE INSURANCE TRUST
                          AND NORTHPOINTE CAPITAL, LLC

                             Effective May 1, 2007*

Funds of the Trust                                    Subadvisory Fees

GVIT Mid Cap Growth Fund             0.45% on assets up to $100 million
                                     0.45% on assets of $100 million and
                                     more but less than $375 million
                                     0.40% on assets of $375 million or more

*As initially  approved at the January 11, 2007 Board meeting and proposed to be ratified at the March 2007 Board Meeting.

                                    EXHIBIT B
                           SUBADVISORY AGREEMENT AMONG
                       GARTMORE VARIABLE INSURANCE TRUST,
                     GARTMORE MUTUAL FUND CAPITAL TRUST and
                            NORTHPOINTE CAPITAL, LLC

                              Effective May 1, 2007

In connection  with securities  transactions  for a Fund, the Subadviser that is
(or whose  affiliated  person is) entering into the  transaction,  and any other investment  manager that is advising an affiliate of the Fund (or portion of the
Fund)  (collectively,  the "Managers" for the purposes of this Exhibit) entering into the transaction  are prohibited from consulting with each other  concerning transactions  for the Fund in  securities  or other assets and, if both Managers are  responsible  for  providing  investment  advice to the Fund,  the Manager's responsibility in providing advice is expressly limited to a discrete portion of the Fund's portfolio that it manages.

This prohibition does not apply to  communications  by the Adviser in connection with the  Adviser's  (i)  overall  supervisory  responsibility  for the  general management  and  investment  of the Fund's  assets;  (ii)  determination  of the allocation  of  assets  among  the  Manager(s),  if any;  and  (iii)  investment discretion with respect to the investment of Fund assets not otherwise  assigned to a Manager.

                                 TRUST
                                 GARTMORE VARIABLE INSURANCE TRUST

                                 By:
                                 Name:
                                 Title:

                                 ADVISER
                                 GARTMORE MUTUAL FUND CAPITAL TRUST

                                 By:
                                 Name:
                                 Title:

                                 SUBADVISER
                                 NORTHPOINTE CAPITAL, LLC

                                 By:
                                 Name:
                                 Title:
                                                                       EXHIBIT I

                  PRINCIPAL SHAREHOLDERS AS OF FEBRUARY 2, 2007

[INSERT CHART]